                      HERITAGE U.S. GOVERNMENT INCOME FUND

                              880 CARILLON PARKWAY
                         ST. PETERSBURG, FLORIDA 33716

                                 JULY 19, 1999

DEAR FELLOW SHAREHOLDER:

     The enclosed Combined Proxy Statement and Prospectus relates to a special meeting of the shareholders of the Heritage U.S. Government Income Fund (the "Government Fund") to be held on Monday, September 27, 1999. The purpose of this meeting is to seek your approval of a proposal to reorganize the Government Fund by combining it with the Intermediate Government Fund (the "Intermediate Fund"), a series of Heritage Income Trust, an existing open-end management investment company (the "Reorganization"). If the proposal is approved, each Government Fund shareholder will receive Class A shares of the Intermediate Fund in an amount equal to the total net asset value of the shareholder's ownership in the Government Fund. In exchange, the Intermediate Fund will receive all of the assets, and assume all of the liabilities, of the Government Fund, which then will be liquidated. Subject to shareholder approval, we expect to complete the Reorganization on October 15, 1999.

     The Government Fund's Board of Trustees ("Board") has considered and unanimously approved the proposal. As discussed more fully in the enclosed proxy statement, the Board believes that the Reorganization is in the best interests of the Government Fund shareholders for the following reasons:

     - The proposal, if approved, will eliminate the discount to net asset value at which the Government Fund shares have historically traded on the New York Stock Exchange.

     - The Reorganization would provide shareholders with the benefits of an open-end investment company form of organization, including the ability for shareholders to exchange their shares for shares of other Heritage mutual funds or sell shares at net asset value.

     - Both Funds have substantially similar investment objectives and policies and share the same portfolio manager.

     - Heritage Asset Management, Inc., the Funds' manager, has undertaken to cap for three years the net annual operating expenses of the Intermediate Fund's Class A shares at 0.95% of its daily net assets, which is lower than the Government Fund's net operating expenses of 1.07% of its net assets.

     - The Reorganization will be free from federal income taxes to shareholders and the Funds.

     The Board recommends that you vote FOR the proposal.

     Please take time to review the enclosed materials and vote your shares today. Your prompt attention to this matter is appreciated. If you have any questions or need further assistance, please call 800-421-4184.

                                          Very truly yours,
                                          /s/ STEPHEN G. HILL
                                          ------------------------------------
                                          STEPHEN G. HILL
                                          President
                                          Heritage U.S. Government Income Fund

                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              880 CARILLON PARKWAY
                         ST. PETERSBURG, FLORIDA 33716

                             ---------------------

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 1999

                             ---------------------

TO THE SHAREHOLDERS:

     A special meeting of the holders of shares of beneficial interest in the Heritage U.S. Government Income Fund (the "Government Fund") will be held on September 27, 1999 at 8:30 a.m., Eastern time, or any adjournment(s) thereof, at 100 CARILLON PARKWAY, SUITE 250, ST. PETERSBURG, FL 33716, for the following purposes:

     (1) To approve an Agreement and Plan of Reorganization and Termination ("Reorganization Plan") that provides for the reorganization of the Government Fund by combining it with the Intermediate Government Fund (the "Intermediate Fund"), a series of Heritage Income Trust. Pursuant to the Reorganization Plan, the Government Fund will transfer all its assets to the Intermediate Fund in exchange solely for Class A shares of the Intermediate Fund and the assumption by the Intermediate Fund of all the Government Fund's liabilities. The Government Fund will issue to each Government Fund shareholder a number of full and fractional Class A shares of the Intermediate Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares in the Government Fund; and

     (2) To transact such other business that properly comes before the meeting or any adjournment(s) thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Government Fund as of the close of business on July 16, 1999. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          By Order of the Board of Trustees,

                                          CLIFFORD J. ALEXANDER
                                          Secretary

July 19, 1999
880 Carillon Parkway
St. Petersburg, Florida 33716

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return the card in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                      HERITAGE U.S. GOVERNMENT INCOME FUND

                             HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND

              880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716
                           TOLL FREE: (800) 421-4184

                    COMBINED PROXY STATEMENT AND PROSPECTUS

                                 July 19, 1999

     This Combined Proxy Statement and Prospectus ("Proxy Statement") is being furnished in connection with a Special Meeting of Shareholders of the Heritage U.S. Government Income Fund (the "Government Fund") to be held on September 27, 1999, or any adjournment(s) thereof ("Meeting"), at 100 Carillon Parkway, Suite 250, St. Petersburg, FL 33716. At the Meeting, shareholders of the Government Fund will be asked to approve a proposal ("Proposal") to reorganize the Government Fund in accordance with an Agreement and Plan of Reorganization and Termination ("Reorganization Plan"). The Reorganization Plan provides that the Government Fund will combine with the Intermediate Government Fund (the "Intermediate Fund"), a series of Heritage Income Trust ("Income Trust"), an open-end management investment company ("Reorganization"). The Reorganization Plan is attached as Appendix A to this Proxy Statement. The Board of Trustees of the Government Fund ("Board") has unanimously approved the Reorganization Plan as being in the best interests of the Government Fund.

     In accordance with the Reorganization Plan, the Government Fund will transfer all its assets to the Intermediate Fund in exchange solely for the Intermediate Fund's Class A shares ("Intermediate Fund Shares") and the assumption by the Intermediate Fund of all the Government Fund's liabilities. The Government Fund's shareholders will not be assessed any sales charges in connection with the Reorganization, and there will be no federal income tax consequences as a result of the Reorganization. The Government Fund will cease trading on the New York Stock Exchange ("NYSE") upon completion of the Reorganization and thereafter will be dissolved.

     The Intermediate Fund is an open-end, diversified series of Income Trust, a Massachusetts business trust. Its investment objective is high current income consistent with the preservation of capital. The Intermediate Fund seeks to achieve its objective by investing primarily in debt securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, including mortgage-related securities.

     This Proxy Statement sets forth information that a Government Fund shareholder should know before voting on the Reorganization Plan. It should be read and retained for future reference. A Statement of Additional Information ("SAI"), dated July 19, 1999, is incorporated herein by reference into this Proxy Statement. The SAI is available without charge by contacting Heritage Asset Management, Inc. ("Heritage") at the telephone number or address listed above.

     A copy of the current prospectus of the Intermediate Fund, dated February 1, 1999, is included with this Proxy Statement. In addition, the management's discussion of the Intermediate Fund's performance, which is included in the Annual Report to Shareholders of the Intermediate Fund for the fiscal year ended September 30, 1998, is attached as Appendix B to this Proxy Statement. The SAI of the Intermediate Fund, dated February 1, 1999, its Annual Report to Shareholders for the period ended September 30, 1998 and its Semi-Annual Report to Shareholders for the period ended March 31, 1999 are on file with the Securities and

Exchange Commission ("SEC") and are incorporated by reference into this Proxy Statement. The Annual Report to Shareholders of the Government Fund for the fiscal period ended October 31, 1998 is on file with the SEC and is incorporated by reference into this Proxy Statement. These documents are available without charge by calling or writing Heritage at the telephone number or address listed above. The SEC maintains a web site at http://www.sec.gov that contains these documents and other information about the Intermediate Fund and the Government Fund. Information relating to the Government Fund also is available for inspection at the NYSE.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    4
VOTING INFORMATION..........................................    4
SYNOPSIS....................................................    5
  The Proposed Reorganization...............................    5
  Comparison of the Government Fund and the Intermediate
     Fund...................................................    5
     Forms of Organization..................................    5
     Investment Objectives and Policies.....................    6
     Operations of the Intermediate Fund After the
      Reorganization........................................    7
     Portfolio Managers.....................................    8
     Performance............................................    8
     Fees and Expenses......................................    9
     Expense Example........................................   10
     Supplemental Expense Example -- Giving Effect to the
      Reorganization........................................   10
     Purchase Procedures....................................   10
     Exchange and Redemption Procedures.....................   11
     Federal Income Tax Consequences........................   11
COMPARISON OF PRINCIPAL RISK FACTORS........................   12
  Generally.................................................   12
  Principal Differences.....................................   12
  Common Risks..............................................   12
INFORMATION ABOUT THE REORGANIZATION........................   14
  Summary of the Reorganization Plan........................   14
  Reasons for the Reorganization............................   15
  Description of Intermediate Fund Shares...................   16
  Dividends and Other Distributions.........................   17
  Federal Income Tax Considerations.........................   17
  Rights of Shareholders....................................   18
  Capitalization............................................   18
FINANCIAL HIGHLIGHTS OF THE INTERMEDIATE FUND...............   19
SHARE PRICE DATA............................................   20
INVESTMENT ADVISER AND DISTRIBUTOR..........................   20
LEGAL MATTERS...............................................   20
EXPERTS.....................................................   21
INFORMATION FILED WITH THE SEC AND NYSE.....................   21
ADDITIONAL INFORMATION ABOUT EACH FUND......................   21
APPENDIX A -- Agreement and Plan of Reorganization and
  Termination...............................................  A-1
APPENDIX B -- Management's Discussion of Intermediate Fund
  Performance...............................................  B-1

                                  INTRODUCTION

     This Proxy Statement is being furnished to shareholders of the Government Fund in connection with the solicitation of proxies by the Board for use at the Meeting. At the Meeting, you will be asked to approve the Reorganization Plan. The Reorganization Plan provides that the Government Fund will transfer all of its assets to the Intermediate Fund in exchange solely for Intermediate Fund Shares and the assumption by the Intermediate Fund of all the Government Fund's liabilities. Intermediate Fund Shares will be distributed to shareholders of the Government Fund in an amount equal to the total net asset value of the shareholder's ownership in the Government Fund. The Reorganization will occur as of the close of business on October 15, 1999, or a later date agreed to by Income Trust and the Government Fund ("Closing Date"). The Government Fund will be terminated as soon as is reasonably practicable thereafter.

                               VOTING INFORMATION

     This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Government Fund on or about July 29, 1999. Only shareholders of record as of the close of business on July 16, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. As of the Record Date, the Government Fund had 3,115,471 shares outstanding and entitled to vote. Holders of one-half of the shares of the Government Fund outstanding at the close of business on the Record Date must be present in person or represented by proxy at the Meeting to constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST the Proposal against an adjournment. A shareholder vote may be taken on the Proposal described in this Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. Approval of the Proposal with respect to the Reorganization Plan requires the affirmative vote of a majority of the shares of the Government Fund outstanding and entitled to vote.

     An abstention is a proxy that is properly executed, returned and accompanied by instructions withholding authority to vote. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote or with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes are counted as votes present for purposes of determining whether the requisite quorum exists. For purposes of the Proposal, abstentions and broker non-votes will constitute a vote AGAINST the Proposal because the Proposal requires the affirmative vote of a majority of the Government Fund's shares outstanding and entitled to vote.

     The individuals named as proxies in the proxy card will vote in accordance with your directions as indicated thereon if your proxy card is timely received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of the Proposal described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon other matters that properly come before the Meeting. You may revoke your proxy card by giving another proxy or by letter or telegram revoking your initial proxy. To be effective, revocation must be received by the Government Fund prior to the Meeting, or by appearing in person and voting at the Meeting.

     As of the Record Date, no shareholder held of record or owned beneficially more than 5% of the issued and outstanding shares of either the Government Fund or the Intermediate Fund. The Trustees and officers of the Government Fund and the Intermediate Fund as a group own less than 1% of the shares of the Government Fund and Intermediate Fund, respectively. All costs associated with the Meeting, including the solicitation of proxies, will be borne by Heritage. Each full share of the Government Fund is entitled to one vote, and each fractional share thereof is entitled to a proportionate share of one vote. Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Heritage, who will not receive any compensation therefor from the Government Fund. Certain shareholders whose votes are solicited by ADP Investor Communication Services may be permitted to vote by telephone or via the Internet.

                                    SYNOPSIS

     The following discussion is a summary about the Reorganization, the Government Fund and the Intermediate Fund. As discussed more fully below, the Board believes that the Reorganization will benefit the Government Fund's shareholders. The Intermediate Fund has an investment objective that is substantially similar to the investment objective of the Government Fund and has a substantially similar investment strategy.

THE PROPOSED REORGANIZATION

     The Board considered and approved the Reorganization Plan at a meeting held on May 17, 1999. The Reorganization Plan provides that the Government Fund will combine with the Intermediate Fund by transferring all its assets to the Intermediate Fund in exchange solely for Intermediate Fund Shares and the assumption by the Intermediate Fund of all the Government Fund's liabilities. The Government Fund will then distribute those Intermediate Fund Shares to its shareholders. Each shareholder of the Government Fund will receive the number of full and fractional Intermediate Fund Shares that is equal in total value to the value of the shareholder's holdings in the Government Fund (based on the Government Fund's net asset value per share) as of the Closing Date. The Government Fund will be terminated as soon as is reasonably practicable thereafter.

     For the reasons set forth below under "Reasons for the Reorganization," the Board (including its Trustees who are not "interested persons" ("Independent Trustees") as that term is defined in the Investment Company Act of 1940 as amended ("1940 Act") of the Government Fund, Income Trust or Heritage) has determined that the Reorganization is in the best interests of the Government Fund, that the terms of the Reorganization are fair and reasonable and that the interests of the Government Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the Reorganization Plan. Additionally, the Board of Trustees of Income Trust has determined that the Reorganization is in the best interests of the Intermediate Fund, that the terms of the Reorganization are fair and reasonable and that the interests of the Intermediate Fund's shareholders will not be diluted as a result of the Reorganization.

COMPARISON OF THE GOVERNMENT FUND AND THE INTERMEDIATE FUND

  Forms of Organization

     The Intermediate Fund is a series of Income Trust, an open-end investment company that is organized as a Massachusetts business trust. The Intermediate Fund offers for sale three classes of shares, including Class A shares. The Government Fund is a closed-end fund also organized as a Massachusetts business trust.

Its shares are traded on the NYSE. Open-end funds, such as the Intermediate Fund, continuously offer and redeem their shares, causing their total assets to fluctuate. In contrast, most closed-end funds like the Government Fund make a single offering of non-redeemable shares and thus retain a stable pool of assets, which changes only upon appreciation or depreciation of their portfolio investments, payment of operating expenses, and payment of dividends to shareholders.

  Investment Objectives and Policies

     Summary

     The investment objectives and policies of the Intermediate Fund and the Government Fund (each, a "Fund") are set forth below. The Intermediate Fund's investment objective is substantially similar to the Government Fund's investment objective in that each Fund seeks high current income. The Intermediate Fund attempts to achieve its objective while preserving capital. The Government Fund, however, has a secondary objective of capital appreciation. The investment policies of each Fund permit investments in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-related securities, certain derivative mortgage instruments, corporate debt obligations and money market securities, among others. Further, the Government Fund may utilize techniques such as borrowing in a greater amount than the Intermediate Fund. Since the Government Fund also pursues capital appreciation, it may invest in a broader range of securities that may exhibit greater risk than securities held by the Intermediate Fund.

     The Intermediate Fund invests substantially all its assets in U.S. Treasury securities, mortgage-related securities issued by U.S. government agencies and repurchase agreements. The Government Fund invests not only in these same types of securities, but also in mortgage dollar rolls, reverse repurchase agreements and delayed delivery obligations. The Intermediate Fund typically maintains a weighted average portfolio maturity of between 3 and 10 years. The Government Fund's weighted average portfolio maturity is about 6.3 years (as of March 31, 1999). There can be no assurance that either Fund will achieve its investment objective(s).

     The Intermediate Fund

     The investment objective of the Intermediate Fund is high current income consistent with the preservation of capital. It seeks to achieve its objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related repurchase agreements. Under normal conditions, the Intermediate Fund invests at least 80% of its assets in these debt securities, including mortgage-backed securities. Up to 25% of the Intermediate Fund's assets may be invested in repurchase agreements. The Intermediate Fund may invest its remaining assets in derivative securities, such as options, futures contracts and stripped securities, short-term corporate debt or other money market instruments. No more than 20% of the Intermediate Fund's net assets, however, may be invested in mortgage-backed securities of private issuers. Although the Intermediate Fund is permitted to borrow up to 15% of its assets, it may do so only as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests.

     The portfolio manager selects securities for the Intermediate Fund's portfolio by considering factors such as maturity, interest rate conditions and liquidity. The portfolio manager attempts to manage volatility consistent with the Intermediate Fund's investment objective. In an effort to help reduce the impact of interest rate changes, the portfolio manager may engage in options transactions by hedging up to 100% of the Intermediate Fund's net assets. The Intermediate Fund may write call and put options on up to 15% of its total assets.

     The Government Fund

     The primary investment objective of the Government Fund is to provide a high level of current income. Its secondary investment objective is capital appreciation. The Government Fund seeks to achieve these objectives through the active management of a portfolio of securities including primarily mortgage-related securities and mortgages. Under normal conditions, the Government Fund invests at least 65% of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities. The Government Fund may invest its remaining assets in private issuer mortgage-related securities, individual mortgages, non-U.S. government mortgage derivative securities, unregistered securities and corporate debt, among others. In addition, the Government Fund may invest in repurchase agreements. Unlike the Intermediate Fund, the Government Fund may borrow up to 33 1/3% of its assets to increase leverage. It also may loan its respective portfolio securities to earn additional income. Historically, the Government Fund has borrowed by entering into reverse repurchase agreements and mortgage dollar rolls transactions and delayed delivery transactions. The Government Fund may invest up to 30% of its total assets in derivative mortgage-backed securities.

     The portfolio manager selects mortgage-related securities based on factors such as income potential, liquidity and general economic conditions. Further, the portfolio manager may consider potential benefits from changes in interest rates when selecting mortgage-related securities. With respect to individual mortgages, the portfolio manager may consider criteria such as interest rates on the mortgage, the type of mortgage (i.e., fixed or adjustable), payment history on the mortgage and the size of the mortgage. Historically, however, the Government Fund has not invested in individual mortgages. In an effort to help reduce the impact of interest rate changes, the portfolio manager may engage in options transactions by hedging up to 100% of the Government Fund's net assets. At any time, the Government Fund may invest up to 100% of its total assets in U.S. Treasury securities, including U.S. Treasury bonds, bills and notes.

     Other Policies

     Each Fund may purchase securities on a "when-issued basis," which means that settlement of the purchase takes place in the future. In addition, each Fund may purchase or sell securities on a "forward commitment" basis. The portfolio manager may use a "forward commitment" strategy, which permits settlement in the future, to hedge against anticipated changes in interest rates and prices. Each Fund may invest a portion of its respective assets in illiquid securities -- up to 10% for the Intermediate Fund and up to 15% for the Government Fund.

     Each Fund is actively managed. Securities may be purchased and sold relatively quickly due to changes in economic or market conditions. Consequently, each Fund may be subject to a high rate of portfolio turnover. A high rate of portfolio turnover generally leads to higher transaction costs and higher short-term capital gains.

     Each Fund may invest in high quality commercial paper. Each Fund also may invest in deposit instruments such as certificates of deposit issued by domestic banks with at least $1 billion in assets and capital surplus of at least $100 million as of the bank's most recent fiscal year.

OPERATIONS OF THE INTERMEDIATE FUND AFTER THE REORGANIZATION

     As noted previously, the investment objectives and policies of each Fund are substantially similar. The Intermediate Fund does not intend to change any investment objective or policies as a result of the Reorganization. Heritage, the Funds' manager, believes that substantially all the assets held by the

Government Fund will be consistent with the investment objective and policies of the Intermediate Fund and thus could be transferred to and held by the Intermediate Fund if the Reorganization is approved. If any of the assets owned by the Government Fund, however, are inconsistent with the investment objective and policies of the Intermediate Fund, those assets will be sold prior to the Reorganization. The proceeds of those sales will be held in temporary investments or reinvested in other assets that qualify for inclusion in the Intermediate Fund's portfolio. The need, if any, for the Government Fund to sell assets prior to the Reorganization may result in the Government Fund selling assets at a disadvantageous time and may result in the Government Fund realizing losses that would not otherwise have been realized, the net proceeds of which would be included in a distribution to its shareholders before the Reorganization.

PORTFOLIO MANAGERS

     H. Peter Wallace is responsible for the day-to-day management of each Fund's investment portfolio. Mr. Wallace has served as portfolio manager of each Fund since 1993. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments for Heritage since January 1993. Mr. Wallace is a Chartered Financial Analyst.

PERFORMANCE

     The following table compares the average annual total returns of each Fund and two market indices for the periods ended December 31, 1998 and for the six-month period ended June 30, 1999. The performance of the Intermediate Fund does not take into account any sales charges applicable to purchases of Intermediate Fund Shares.

                                           TOTAL
                                           RETURN               AVERAGE ANNUAL TOTAL RETURNS
                                          FOR THE         (FOR THE PERIODS ENDED DECEMBER 31, 1998)
                                          6 MONTHS    -------------------------------------------------
                                           ENDED                              SINCE           SINCE
                                          JUNE 30,                         INCEPTION ON    INCEPTION ON
                                            1999      1 YEAR    5 YEARS      11/19/93        03/01/98
                                          --------    ------    -------    ------------    ------------
Government Fund (at market value).......   10.22%     0.20%      1.13%        1.43%            N/A
Government Fund (NAV)...................   -2.26%     8.20%      5.67%        5.68%            N/A
Intermediate Fund (Class A Shares)......   -1.68%     8.19%      5.82%         N/A            5.90%
Lehman Brothers 1 to 3 year Government
  Index*................................    1.15%     6.97%      5.95%        5.94%           7.02%
Lehman Brothers Intermediate
  Fund/Corporate Index**................   -0.58%     8.43%      6.60%        6.58%           8.24%

---------------

 + The first "Since Inception" figure is based on the period beginning 12/1/93, which is the closest month-end to the date of completion of the Government Fund's initial public offering. The second "Since Inception" figure is based on the period beginning 3/1/90, which is the closest month-end to Intermediate Fund's inception date.
 * The Lehman Brothers 1 to 3 Year Government Index is an unmanaged index comprised of U.S. government and agency securities rated investment grade or higher with a maturity of one to three years and a minimum par value of $100 million for U.S. government issues. Its returns do not include the effect of any sales charges.
** The Lehman Brothers Intermediate Fund/Corporate Index is comprised of the
   Intermediate Fund Index, which includes the Intermediate Treasury and Intermediate Agency indices, and the Intermediate Corporate Index, which includes bonds issued by corporations. Its returns do not include the effect of any sales charges.

FEES AND EXPENSES

     The following tables compare: (1) shareholder fees and annual operating expenses for Intermediate Fund Shares for the fiscal year ended September 30, 1998; (2) shareholder transaction expenses and annual fund expenses for the Government Fund for the fiscal year ended October 31, 1998 and (3) estimated pro forma fees and expenses for Intermediate Fund Shares after the Reorganization.

                                                                         INTERMEDIATE                   COMBINED FUND
                                                                             FUND         GOVERNMENT   (CLASS A SHARES)
                                                                       (CLASS A SHARES)      FUND         PRO FORMA
                                                                       ----------------   ----------   ----------------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...................................................         3.75%*          6.00%**         3.75%*
Maximum Deferred Sales Charge (as a % of original
  purchase price or redemption proceeds, whichever is
  lower)............................................................         None            None            None
Dividend Reinvestment Plan Fees.....................................         None            None            None
Wire Redemption Fee (per transaction)...............................        $5.00            None           $5.00

---------------

 * There will be no sales charge assessed to the Government Fund's shareholders as a result of the Reorganization.
** This sales charge was applicable at the time of the initial public offering.

ANNUAL OPERATING EXPENSES (expenses deducted from fund assets):
Management Fees......................................................        0.50%*          0.56%**         0.50%*
Distribution and Service (12b-1) Fees................................        0.32%           None            0.27%
Other Expenses.......................................................        1.18%*          0.62%**         0.39%*
                                                                             ----            ----            ----
  Total Annual Operating Expenses....................................        2.00%*          1.18%**         1.16%*
                                                                             ====            ====            ====
Fee Waiver and/or Expense Reimbursement..............................        1.08%           0.11%           0.29%
Net Expenses.........................................................        0.92%           1.07%           0.87%
                                                                             ====            ====            ====

---------------

 * Heritage has agreed to waive its investment advisory fees and, if necessary, reimburse the Intermediate Fund to the extent that Intermediate Fund Shares annual operating expenses exceed 0.95% through its 2002 fiscal year.
** Heritage voluntarily has undertaken to reduce investment advisory and/or administration fees and, if necessary, reimburse the Government Fund to the extent that annual expenses, excluding interest payments on borrowed funds and taxes, exceed 1.00% for the Government Fund's 1999 fiscal year. In applying, this expense waiver and/or reimbursement, the investment advisory fee and total annual expenses were reduced to 0.38% and 1.07%, respectively.

EXPENSE EXAMPLE

     The Example is intended to help you compare the cost of investing in Intermediate Fund Shares, both before and after the Reorganization, with the cost of investing in shares of the Government Fund. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same in the first year. To the extent fees are waived, the expenses will be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
Intermediate Fund (Class A shares)......................   $465      $878      $1,316      $2,531
Combined Fund (Class A shares) Pro Forma................   $460      $702      $  962      $1,706
Government Fund.........................................   $713      $920      $1,155      $1,827

SUPPLEMENTAL EXPENSE EXAMPLE -- GIVING EFFECT TO THE REORGANIZATION

     Government Fund shareholders will not be assessed any front-end sales charges in connection with the Reorganization. As a result, the cost of investing in Intermediate Fund Shares is lower than reflected in the above Expense Example table. The Example table below is based on the same assumptions as the example above, except that the front-end sales charges are not included as an expense in the calculations. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Intermediate Fund (Class A shares).......................   $ 94      $523       $978       $2,240
Combined Fund (Class A shares) Pro Forma.................   $ 89      $340       $610       $1,383
Government Fund..........................................   $109      $340       $590       $1,306

PURCHASE PROCEDURES

     Intermediate Fund Shares may be purchased by mail, bank wire or through a financial advisor for regular accounts, systematic investment programs and retirement accounts. Intermediate Fund Shares are sold at their "offering price" -- a price equal to their net asset value ("NAV"), plus a maximum sales charge of 3.75% imposed at the time of purchase. However, no sales charges will be imposed in connection with the receipt of Intermediate Fund Shares by shareholders of the Government Fund due to the Reorganization. The minimum initial investment in the Intermediate Fund is $1,000; each additional investment must be $50 or more. These minimums may be waived or reduced for investments by employees of Heritage or its affiliates, certain retirement plans and participants in the systematic investment program. Normally, you must maintain a minimum account balance. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), the Intermediate Fund reserves the right to request that you buy more shares or close your account. However, the minimum account balance restriction will be waived for Intermediate Fund Shares distributed to the Government Fund's shareholders as a result of the Reorganization.

     Intermediate Fund Shares are subject to ongoing distribution and service (Rule 12b-1) fees of up to 0.35% of their average daily net assets. These fees permit the Intermediate Fund to pay distribution and services fees for the sale of its shares and for services provided to shareholders. For a more complete discussion of the purchase procedures for Intermediate Fund Shares, see "Your Investment" in the Intermediate Fund's prospectus.

     Shares of the Government Fund were issued initially in a public offering on November 19, 1993. Unlike Intermediate Fund Shares, shares of the Government Fund currently are listed and publicly traded on the NYSE under the symbol "HGA." These shares may be purchased through your broker, financial advisor or other investment professional, all of whom may charge a commission. The Government Fund's shareholders also may accumulate additional shares through a dividend reinvestment plan, as discussed below. While a commission may be charged in connection with the purchase of the Government Fund's shares, the Government Fund currently does not impose a front-end sales charge on purchases of shares and shares are not subject Rule 12b-1 fees. However, upon completion of the Reorganization, Intermediate Fund Shares distributed to shareholders will be subject to Rule 12b-1 fees. No sales charges will be imposed in connection with this distribution. Upon completion of the Reorganization, shares of the Government Fund will not be available for purchase.

EXCHANGE AND REDEMPTION PROCEDURES

     Shareholders who have owned Intermediate Fund Shares for at least 30 days may exchange those shares for shares of the same class of any other Heritage mutual fund if the shareholder satisfies minimum investment requirements of that fund. However, you may exchange Intermediate Fund Shares received in connection with the Reorganization immediately. Exchanges, in most cases, may be completed without paying any additional sales charges. Intermediate Fund Shares may be sold by telephone, mail or through a financial advisor. Intermediate Fund Shares will be redeemed at NAV per share next determined after a request in proper form is received at the Intermediate Fund. For additional information, see "How to Exchange Your Shares" and "How to Sell Your Investment" in the Intermediate Fund's prospectus.

     The Government Fund's shareholders do not have any exchange privileges with any Heritage mutual fund. However, upon completion of the Reorganization, shareholders receiving Intermediate Fund Shares may exchange those shares for any other Heritage mutual fund. Shares of the Government Fund may be sold on the NYSE at current market value through a broker, financial advisor or other investment professional, each of whom may charge a commission for their services.

FEDERAL INCOME TAX CONSEQUENCES

     The Income Trust and the Government Fund will receive an opinion from their legal counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(D) of the Internal Revenue Code 1986, as amended ("Code"). Accordingly, neither Fund will recognize any gain or loss as a result of the Reorganization. See "Information About the Reorganization -- Federal Income Tax Considerations" below. If the Government Fund sells securities before the Reorganization, it may recognize net gains or losses. Any net recognized gains would increase the amount of any distribution it makes to its shareholders before the Reorganization.

                      COMPARISON OF PRINCIPAL RISK FACTORS

GENERALLY

     An investment in each Fund is subject to substantially the same risks arising out of investing in U.S. Treasury securities and mortgage-related securities issued by U.S. government agencies. However, the Government Fund's investment portfolio is subject to additional risks arising out of its focus on engaging in reverse repurchase agreements, mortgage dollar rolls and delayed delivery transactions. Because each Fund primarily invests in debt or mortgage-related securities, the market value of those securities may fluctuate with changes in interest rates. When interest rates rise, the market value of debt securities held by either Fund will decrease. The market value of mortgage-related securities are subject to additional risks, including prepayment and extension risk as discussed below. If any of these circumstances occur, each Fund's NAV, and the Government Fund's market value may decline. Each Fund is subject to the risk that its returns will fluctuate. Investors could lose money by investing in either Fund.

PRINCIPAL DIFFERENCES

     The Government Fund may invest in individual mortgages, asset-backed securities and private placements. The use of these securities by the Government Fund may increase its overall portfolio risk as compared to the Intermediate Fund. In addition, the Government Fund may borrow a significantly larger percentage than the Intermediate Fund which, as discussed below, may result in more risk.

     - Mortgages, in addition to the risks associated with mortgage-backed securities generally, involve additional risks. Typically, mortgages are not insured or guaranteed by the U.S. government or any of its agencies. This may present greater credit risk and sensitivity to changes in market conditions or interest rates. Further, the purchase and sale of mortgages may involve costs not associated with mortgage-backed securities. Certain mortgages may lack liquidity making the sale of such mortgages difficult. In the event of a foreclosure, there is no assurance the Government Fund would receive sufficient proceeds to cover its investment in the mortgage.

     - Asset backed securities exhibit many of the risks of mortgages and mortgage-backed securities. The underlying collateral is not insured or guaranteed by the U.S. government or any of its agencies or otherwise is unsecured.

     - Private placements are securities that are not registered under the Securities Act of 1933. These securities only may be sold to a limited number of purchasers, which may restrict the Government Fund's ability to readily sell the security. As a result of these potential delays, the Government Fund may receive an unfavorable price at the time of sale.

COMMON RISKS

     Debt Securities. The value of debt securities may be affected by the issuer's credit quality and interest rate conditions. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Interest rate risk refers to the effect on the market value of a debt security from interest rate changes. A change in interest rates usually has an opposite effect on the market value. Further, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

     Mortgage-Backed Securities. Mortgage-backed securities may be issued by the U.S. government, government agencies, such as the Government National Mortgage Association, or by private entities. These securities represent "pools" of related mortgages having similar characteristics and may have fixed or adjustable interest rates. In addition to the risks of debt securities as discussed above, mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk may affect the market value of mortgage-backed securities during periods of unanticipated or rapid changes in market conditions or interest rates. For example, if interest rates dropped, prepayments may increase causing the Government Fund to invest at lower rates. Further, the volatility of mortgage-backed securities may increase during such changes in market conditions or interest rates. Conversely, if interest rates rise, prepayments may slow (extension risk), which may reduce the market value of mortgage-backed securities.

     Borrowing. The use of borrowing (or leverage) exposes a Fund to the potential for greater loss. Further, borrowing may exaggerate changes in a Fund's NAV. The greater the ability of a Fund to borrow, then the greater the potential for changes in NAV and losses.

     Futures Contracts and Options. The use of futures contracts and options present risks different from and in addition to investment in general. When used in hedging strategies, incorrect forecasts by the portfolio manager may place a Fund in a worse position than if no hedging occurred. Further, hedging may reduce the opportunity for gain. Additional risks of futures contracts and options include possible lack of a liquid market for closing out positions and the need for additional or unique portfolio management skills and techniques.

     Illiquid Securities. Each Fund may invest in securities deemed illiquid due to the absence of a readily available market or other legal or contractual restrictions on resale. These securities often trade at a discount relative to comparable liquid investments. Further, the portfolio manger may be required to sell these securities at prices unfavorable to a Fund. Transactions in illiquid securities may involve more time and result in higher expenses for each Fund.

     Stripped Securities and Inverse Floaters. Each Fund may invest in stripped mortgage-backed securities and inverse floaters. The Intermediate Fund also may invest in stripped U.S. government securities. Stripped securities are securities where the interest portion and principal portion of a debt security are traded separately. Stripped securities are especially sensitive to changes in interest rates and thus may involve considerably more fluctuation than other debt or mortgage-backed securities. Inverse floaters are securities where the interest rate varies inversely with rates on similar securities or an index. The market value of inverse floaters varies inversely with changes in interest rates and may exhibit greater volatility. The Board of Trustees of Income Trust has prohibited the use of these types of securities in the Intermediate Fund's portfolio.

     Portfolio Turnover. Securities may be purchased and sold relatively quickly due to changes in economic or market conditions. Consequently, each fund may be subject to a high rate of portfolio turnover. A high rate of portfolio turnover generally leads to higher transaction costs and higher short-term capital gains.

     Year 2000. Each Fund could be affected adversely if the computer systems used by Heritage, each Fund's other service providers or companies in which each Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000 and beyond. Heritage has taken steps that it believes are reasonably designed to address the potential failure of computer systems used by them and each Fund's service providers to address the Year 2000 issue. However, due to each Fund's reliance on various service providers to perform essential functions, either Fund could have difficulty calculating its NAV, processing orders for share sales and delivering account statements and other information to shareholders. There can be no assurance that these steps will be sufficient to avoid any adverse impact.

                      INFORMATION ABOUT THE REORGANIZATION

SUMMARY OF THE REORGANIZATION PLAN

     The terms and conditions under which the Reorganization will be consummated, if approved by shareholders of the Government Fund, are set forth in the Reorganization Plan, which may be found in its entirety at Appendix A. The following summary provides a description of the significant provisions of the Reorganization Plan. However, this summary is qualified in its entirety by reference to the Reorganization Plan.

     The Reorganization Plan contemplates (a) the Intermediate Fund's acquiring on the Closing Date all the assets of the Government Fund in exchange solely for Intermediate Fund Shares and the Intermediate Fund's assumption of all the Government Fund's liabilities and (b) the distribution of those Intermediate Fund Shares to the Government Fund's shareholders. The Government Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books, and other property owned by it as of the close of business on the Closing Date ("Valuation Time") (collectively, the "Assets"). The Intermediate Fund will assume from the Government Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not referred to in the Reorganization Plan (collectively, the "Liabilities"); provided, however, that the Government Fund will use its best efforts to discharge all of its known Liabilities prior to the Valuation Time. The Intermediate Fund will deliver the Intermediate Fund Shares to the Government Fund, which then will distribute them to its shareholders.

     The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by the Intermediate Fund and the NAV of a Intermediate Fund Share will be determined as of the Valuation Time. Where market quotations are readily available, securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless a Fund's Board of Trustees determines that this method does not represent fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of each Fund's Board of Trustees.

     On, or as soon as practicable after, the Closing Date, the Government Fund will distribute to its shareholders of record the Intermediate Fund Shares it receives so that each shareholder of the Government Fund will receive a number of full and fractional Intermediate Fund Shares in an amount equal to the shareholder's ownership in the Government Fund (based on the Government Fund's NAV per share as of the Closing Date). That distribution will be accomplished by opening accounts on the books of the Intermediate Fund in the names of the Government Fund's shareholders and crediting those accounts with Intermediate Fund Shares in an amount equal to the shareholder's ownership in the Government Fund (based on the Government Fund's NAV per share as of the Closing Date). Fractional Intermediate Fund Shares will be rounded to the third decimal place.

     Because Intermediate Fund Shares will be issued at NAV in exchange for the Assets, the aggregate value of those shares issued to the Government Fund's shareholders will equal the aggregate value of the Government Fund's shares (based on the Government Fund's NAV per share as of the Closing Date). The

NAV per Intermediate Fund Share will not be changed as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder interest.

REASONS FOR THE REORGANIZATION

     The Board, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Government Fund, that the terms of the Reorganization are fair and reasonable and that the interests of the Government Fund's shareholders will not be diluted as a result of the Reorganization.

     At a Board meeting on May 17, 1999, Heritage proposed that the Board approve the Reorganization. Heritage informed the Board that the investment portfolios of the Government Fund and the Intermediate Fund were compatible and that the Reorganization, if approved, offers a number of benefits to the Government Fund's shareholders. The Board received from Heritage written materials that described the structure and the anticipated benefits, costs and tax consequences of the Reorganization. The Board also reviewed other information, including a comparison between each Fund's performance records, fees, current and pro forma expenses, investment objectives, policies and risks. The Board then made inquiry into a number of factors with respect to the Reorganization, including: (1) the future prospects for growth and performance of the Government Fund, whether or not it is reorganized; (2) the compatibility of each Fund's investment objectives, policies and shareholder services; (3) the current expense ratio of the Government Fund and the likely effect of the Reorganization on the Government Fund's expense ratio; (4) the alternatives to the Reorganization; (5) the costs to be incurred by each Fund as a result of the Reorganization; (6) the potential benefits to the Government Fund's affiliates, including Heritage; (7) the tax consequences of the Reorganization; and (8) whether any cost savings can be achieved by combining the Government Fund and the Intermediate Fund.

     In considering whether to continue to operate the Government Fund as a closed-end fund, the Board compared the benefits of operating as an open-end fund to those of operating as a closed-end fund. The Board was advised that the closed-end fund structure offered benefits in terms of portfolio management, such as the greater flexibility to borrow against fund assets and to manage the portfolio without concern to inflows and outflows of fund assets. However, the Board also was advised that continuing to operate the Government Fund as a closed-end fund would not address the discount to NAV at which its shares have historically traded.

     As compared to the available alternatives, the Board determined that reorganizing the Government Fund to an open-end fund format by combining the Funds was the most advantageous to the Government Fund and its shareholders. The Board considered that the Reorganization would immediately eliminate the discount and would provide the Government Fund's shareholders with the benefits of the open-end fund form of organization, such as the option of redeeming their shares at NAV on any business day and the ability to exchange their shares for shares of other Heritage mutual funds. Finally, combining the Funds provides them with the potential to realize economies of scale.

     The Board considered the similarity of the two Funds. The Board was advised that the investment objectives and policies of the Funds are substantially similar. In addition, the Government Fund and the Intermediate Fund share the same portfolio manager. The Board also considered the historic performance of the Government Fund in relation to the performance of the Intermediate Fund. Heritage advised the Board that, while past performance provides no guarantee of future results, the Intermediate Fund had experienced comparable investment performance to the Government Fund.

     The Board also considered the impact the Reorganization would have on expenses. As a closed-end fund, the Government Fund currently pays no Rule 12b-1 distribution or service fees. Intermediate Fund Shares that the Government Fund shareholders would receive in the Reorganization are subject to an annual Rule 12b-1 fee of up to 0.35% of average net assets attributable to them. Open-end funds such as the Intermediate Fund also normally pay higher transfer agency fees than closed-end funds due to the continuous sale and redemption of their shares. In addition, open-end funds such as the Intermediate Fund incur expenses associated with maintaining continuous federal securities registration. Closed-end funds such as the Government Fund typically do not incur these expenses.

     In analyzing these expenses, the Board considered that, overall, the Reorganization will result in slightly lower total operating expenses for the Government Fund shareholders, net of expense waivers and/or reimbursements. For its fiscal year ended October 31, 1998, the Government Fund had total operating expenses, excluding interest payments on borrowed funds and taxes, of 1.00% of its average net assets, after waiver and/or reimbursement by Heritage. The Government Fund's total operating expenses, including interest payments on borrowed funds and taxes, was 1.07%. Had Heritage not agreed to waive its investment advisory fees and, if necessary, reimburse the Government Fund to the extent that annual operating expenses exceed 1.00%, the Government Fund's operating expenses would have been 1.18%. For its fiscal year ended September 30, 1998, Intermediate Fund Shares had total operating expenses of 0.92% of its average daily net assets, after waiver and/or reimbursement by Heritage. Had Heritage not agreed to waive fees and/or reimburse expenses, Intermediate Fund Shares total operating expenses would have been 2.00%. Heritage has undertaken to continue a fee waiver and/or reimbursement for Intermediate Fund Shares for three years to the extent that annual operating expenses exceed 0.95%. Accordingly, the Reorganization could result in a decrease in total annual operating expenses for the Government Fund shareholders. The Board also was advised that no initial sales charges would be imposed on Intermediate Fund Shares issued to the Government Fund shareholders in connection with the Reorganization.

     The Board also considered the principal terms of the Reorganization Plan and was advised that the Government Fund would be provided with an opinion of counsel that the Reorganization would be tax-free to it and its shareholders.

     Finally, the Board was advised that Heritage would undertake to pay for the costs, including professional fees and the solicitation of proxies, in connection with the Reorganization.

     On the basis of the information provided to the Board and on its evaluation of that information, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of the Government Fund and is in the best interest of the Government Fund. Therefore, the Board recommended the approval of the Reorganization Plan by the shareholders of the Government Fund at the Meeting.

DESCRIPTION OF INTERMEDIATE FUND SHARES

     Income Trust is registered with the SEC as an open-end management investment company. Pursuant to its Declaration of Trust, Income Trust may issue an unlimited number of shares with no par value. The Board of Trustees of Income Trust has established the Intermediate Fund as a series and has authorized the public offering of Class A, Class B and Class C shares of that Fund. The Reorganization involves only Intermediate Fund Shares, which are normally subject to a maximum initial sales charge of 3.75%. However, this sales charge will be waived in connection with the Reorganization.

     Each share of the Intermediate Fund has equal earnings, assets and voting privileges and is entitled to any dividends and other distributions out of income earned on assets belonging to the Intermediate Fund as may be declared by the Board of Trustees of Income Trust. Each share in a class of that Fund represents an equal proportionate interest in its assets with each other share in that class. Shares of the Intermediate Fund entitle their holders to one vote per share and fractional votes for fractional shares held, except that each class has exclusive voting rights on matters pertaining to its plan of distribution. Shares of the Intermediate Fund, when issued, are fully paid and nonassessable.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Intermediate Fund distributes to its shareholders dividends from its net investment income monthly. Net investment income generally consists of interest income and dividends received less expenses. The Intermediate Fund also distributes net capital gains to its shareholders normally once a year. These distributions automatically are reinvested in Intermediate Fund Shares at their NAV unless the shareholder opts to take distributions in cash, in the form of a check, or to direct them for purchase of shares in another Heritage mutual fund. The receipt of dividends and capital gain distributions are events for shareholders that are not tax-exempt.

     The Government Fund distributes to its shareholders dividends from its net investment income monthly. The Government Fund distributes any net capital gains annually. Under the Government Fund's Dividend Reinvestment Plan ("Reinvestment Plan"), a shareholder's dividends and other distributions may be reinvested automatically in additional shares of the Government Fund or purchased in the open market. A shareholder pays no fees or charges for reinvestment of dividends and other distributions. However, a shareholder may opt out of the Reinvestment Plan and elect to receive his or her dividends in the form of a check. The receipt of dividends and capital gain distributions are taxable events for shareholders.

     Each Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed ordinary income and net capital gains. On or before the Closing Date, the Government Fund will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends to maintain its tax status as a regulated investment company.

FEDERAL INCOME TAX CONSIDERATIONS

     The exchange of the Assets solely for Intermediate Fund Shares and the Intermediate Fund's assumption of the Liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Code. The Government Fund and Income Trust will receive an opinion from their legal counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that:

          (1) the Intermediate Fund's acquisition of the Assets in exchange solely for Intermediate Fund Shares and the Intermediate Fund's assumption of the Liabilities, followed by the Government Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their shares of the Government Fund, will qualify as a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (2) the Government Fund will recognize no gain or loss on the transfer of the Assets to the Intermediate Fund in exchange solely for Intermediate Fund Shares and the Intermediate Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Government Fund's shareholders in constructive exchange for their Government Fund shares;

          (3) the Intermediate Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Intermediate Fund Shares and the Intermediate Fund's assumption of the Liabilities;

          (4) the Intermediate Fund's basis for the Assets will be the same as the Government Fund's basis therefor immediately before the Reorganization, and the Intermediate Fund's holding period for the Assets will include the Government Fund's holding period therefor;

          (5) A Government Fund shareholder will recognize no gain or loss on the constructive exchange of all its shares of the Government Fund solely for Intermediate Fund Shares pursuant to the Reorganization; and

          (6) A Government Fund shareholder's aggregate basis for the Intermediate Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its shares of the Government Fund to be constructively surrendered in exchange for those Intermediate Fund Shares, and its holding period for those Intermediate Fund Shares will include its holding period for those shares of the Government Fund, provided they are held as capital assets by the shareholder on the Closing Date.

     The opinion may state that no opinion is expressed as to the effect of the Reorganization on either Fund or any shareholder of the Government Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Utilization by the Intermediate Fund after the Reorganization of pre-Reorganization capital losses realized by the Government Fund would be subject to limitation in future years under the Code.

     Shareholders of the Government Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

RIGHTS OF SHAREHOLDERS

     There are no material differences between the rights of shareholders of the Funds, except that shareholders of the Government Fund have a right to hold annual meetings for the election of Trustees and for other proper business. Intermediate Fund may hold special meetings of its shareholders to transact necessary business.

CAPITALIZATION

     The following table shows the capitalization of each Fund as of May 31, 1999 and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.

                                                                                         COMBINED FUND
                                                GOVERNMENT FUND   INTERMEDIATE FUND   (CLASS A) PRO FORMA
                                                ---------------   -----------------   -------------------
Net Assets....................................    $36,356,896        $11,715,033          $48,071,929
Shares Outstanding............................      3,115,471          1,272,101            5,219,988
NAV Per Share.................................          11.67               9.21                 9.21

                 FINANCIAL HIGHLIGHTS OF THE INTERMEDIATE FUND

     The following table is intended to help you understand the performance of Intermediate Fund Shares for the periods indicated. Certain information reflects financial results for a single Intermediate Fund Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Intermediate Fund Shares (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report along with the Intermediate Fund's financial statements, is included in the statement of additional information, which is available upon request.

                       INTERMEDIATE FUND SHARES (CLASS A)

                                             FOR THE
                                            SIX MONTH
                                           PERIOD ENDED        FOR THE YEARS ENDED SEPTEMBER 30,
                                            MARCH 31,      ------------------------------------------
                                              1999*        1998*    1997*    1996*     1995    1994*
                                           ------------    ------   ------   ------   ------   ------
                                           (UNAUDITED)
Net asset value, beginning of the year...     $ 9.70       $ 9.20   $ 9.08   $ 9.29   $ 9.10   $ 9.44
                                              ------       ------   ------   ------   ------   ------
Income from Investment Operations:
  Net investment income(a)...............       0.20         0.48     0.51     0.50     0.62     0.43
  Net realized and unrealized gain (loss)
     on investments......................      (0.33)        0.51     0.13    (0.21)    0.12    (0.40)
                                              ------       ------   ------   ------   ------   ------
          Total from Investment
            Operations...................      (0.13)        0.99     0.64     0.29     0.74     0.03
                                              ------       ------   ------   ------   ------   ------
Less Distributions:
  Dividends from net investment income...      (0.21)       (0.49)   (0.52)   (0.50)   (0.55)   (0.37)
                                              ------       ------   ------   ------   ------   ------
          Total Distributions............      (0.21)       (0.49)   (0.52)   (0.50)   (0.55)   (0.37)
                                              ------       ------   ------   ------   ------   ------
Net asset value, end of year.............     $ 9.36       $ 9.70   $ 9.20   $ 9.08   $ 9.29   $ 9.10
                                              ======       ======   ======   ======   ======   ======
Total Return (%)(b)......................      (1.32)(c)    11.18     7.28     3.24     8.47     0.36
Ratios (%)/Supplemental Data:
  Operating expenses net, to average
     daily net assets(a).................       0.92(d)      0.92     0.93     0.94     0.95     0.95
  Net investment income to average daily
     net assets..........................       4.30(d)      5.18     5.65     5.42     5.50     4.60
  Portfolio turnover rate................        100(c)       188       69      135      162      214
  Net assets, end of year ($ millions)...         12           13       14       18       24       41

---------------

 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
(a) Excludes management fees waived and expenses reimbursed by Heritage in the amount of $0.04, $0.10, $0.07, $0.06, $0.06 and $0.03 per Class A share, respectively. The operating expense ratios including such items would have been 1.84% (annualized), 2.00%, 1.67%, 1.61%, 1.47% and 1.18% per Class A
    share, respectively.
(b) Does not reflect the imposition of a sales charge.
(c) Not annualized.
(d) Annualized.

                                SHARE PRICE DATA

     The Government Fund's shares are traded on the NYSE and have historically traded at a discount to its NAV as illustrated in the table below. The Board recently approved the Reorganization Plan setting forth the combination of the Government Fund into the Intermediate Fund.

     The following table shows the NAV of the Government Fund, the sales price of the shares on the NYSE and the premium or discount to NAV that these figures represent for each quarter since November 1, 1996.

                                                                                   PREMIUM/DISCOUNT
                                                  NAV ($)       SHARE PRICE ($)           (%)
                                               -------------    ---------------    -----------------
                                               HIGH     LOW      HIGH     LOW       HIGH       LOW
                                               -----   -----    ------   ------    -------   -------
1999:
  Feb. 1 to April 30.........................  12.11   11.87    10.313   10.188    -15.36    -13.56
  Nov. 1, 1998 to Jan. 31....................  12.36   12.12    10.750   10.313    -15.24    -12.24
1998:
  Aug. 1 to Oct. 31..........................  12.62   12.03    11.125   10.563    -15.09     -9.04
  May 1 to July 31...........................  12.16   11.92    10.688   10.313    -13.99    -11.23
  Feb. 1 to April 30.........................  12.11   11.92    11.625   10.625    -11.24     -3.29
  Nov. 1, 1997 to Jan. 31....................  12.23   12.03    11.500   11.125     -7.91     -4.88
1997:
  Aug. 1 to Oct. 1...........................  12.06   11.80    11.188   11.000     -9.68     -5.19
  May 1 to July 31...........................  12.09   11.68    12.125   10.875     -7.05     +1.55
  Feb. 1 to April 30.........................  12.01   11.54    11.625   11.125     -6.33     -0.56
  Nov. 1, 1996 to Jan. 31....................  12.27   11.89    11.750   11.000     -8.03     -3.92

                       INVESTMENT ADVISER AND DISTRIBUTOR

     Heritage Asset Management, Inc., organized as a Florida corporation in 1985, is located at 100 Carillon Parkway, St. Petersburg, Florida 33716. Heritage serves as the investment adviser and administrator of both Funds. Under separate Investment Advisory and Administration Agreements for Income Trust, on behalf of the Intermediate Fund, and the Government Fund, respectively, Heritage is responsible for reviewing and establishing investment policies and administering noninvestment affairs. In addition to each Fund, Heritage manages, supervises and conducts the business and administrative affairs of other Heritage mutual funds with net assets totaling approximately $4.5 billion as of May 31, 1999.

     All of the capital stock of Heritage is owned by Raymond James Financial, Inc. ("RJF"). RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

     Intermediate Fund Shares are offered continuously through its principal underwriter, Raymond James & Associates, Inc. ("RJA"), and through other participating dealers or banks that have agreements with RJA.

                                 LEGAL MATTERS

     Certain legal matters concerning the Government Fund and Income Trust and their participation in the Reorganization, the issuance of Intermediate Fund Shares in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Washington, D.C. 20036-1800, counsel to the Government Fund and Income Trust.

                                    EXPERTS

     The audited financial statements of the Intermediate Fund and the Government Fund, for the fiscal years ended September 30, 1998 and October 31, 1998, respectively, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in each Fund's Annual Report to Shareholders for the respective year ends. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting matters.

                    INFORMATION FILED WITH THE SEC AND NYSE

     The Government Fund and Income Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. The SEC file number for the Government Fund is Registration No. 33-67960. The SEC file number for Income Trust is Registration No. 33-30361. Reports, proxy statements, registration statements and other information filed by the Government Fund and Income Trust (including the Registration Statement of Income Trust relating to the Intermediate Fund and the Government Fund on Form N-14 of which this Proxy Statement is a part and which is hereby incorporated reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and at the following regional offices of the SEC: 1401 Brickell Avenue, Suite 200, Miami, Florida 33131. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at the prescribed rates. The SEC maintains an Internet web site at http://www.sec.gov that contains information regarding each Fund and the Income Trust.

     The Government Fund's shares are listed and publicly traded on the NYSE. Reports, proxy statements and other information relating to the Government Fund may be inspected at the NYSE, 20 Broad Street, New York, NY 10005.

                     ADDITIONAL INFORMATION ABOUT EACH FUND

     For more information with respect to the Intermediate Fund concerning the following topics, please refer to the Intermediate Fund's Prospectus, dated February 1, 1999, which is included with this Proxy Statement: (i) see "Intermediate Government Fund" for further information on its objective, policies and risks; (ii) see discussion in "Intermediate Government Fund" and "Management of the Funds" for further information regarding management of the Intermediate Fund; (iii) see "Distribution of Fund Shares" and "Your Investment" regarding the shares of the Intermediate Fund; and (iv) see "How to Invest", "How to Sell Your Investment", "How to Exchange Your Shares" and "Account and Transaction Policies" regarding the purchase, redemption and exchange of shares.

     For more information with respect to the Government Fund concerning the following topics, please refer to the Government Fund's Annual Report to Shareholders for the period ended October 31, 1998, as indicated: (i) see "Note 1" and "Note 6" to the financial statements for further information on the Government Fund's investment objectives, policies and risks; (ii) see "Note 2" to the financial statements for further information on the Government Fund's manager; and (iii) see "Dividend Reinvestment Plan" for further information regarding the reinvestment of dividends paid by the Government Fund.

                                   APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of June 16, 1999, between Heritage Income Trust, a Massachusetts business trust ("Trust"), on behalf of Intermediate Government Fund, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and Heritage U.S. Government Income Fund, also a Massachusetts business trust ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Trust and Target are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund are made and shall be taken or undertaken by Trust.

     The Investment Companies wish to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest ("shares") in Acquiring Fund and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" within the meaning of the regulations under the Code). The foregoing transactions are referred to herein collectively as the "Reorganization."

     Acquiring Fund is an open-end management investment company. Its shares are divided into three classes, designated Class A, Class B, and Class C shares; only Acquiring Fund's Class A shares ("Acquiring Fund Shares") are involved in the Reorganization. Target is a closed-end management investment company that has only a single class of shares, which can be purchased and sold on the New York Stock Exchange ("NYSE").

     In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

     1.1 Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

          (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares, determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

          (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities"). Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2 The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3 The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4 At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

     1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6 As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.7 Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

     2.1 For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the NYSE on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's most recent annual report to its shareholders, less (b) the amount of the Liabilities as of the Valuation Time.

     2.2 For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI").

     2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Heritage Asset Management, Inc. ("Heritage").

3. CLOSING AND EFFECTIVE TIME

     3.1 The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on October 15, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2 Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 Target shall deliver to Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Target's Secretary or Assistant Secretary. Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Trust shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

     4.1 Target represents and warrants as follows:

          4.1.1 Target is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

          4.1.2 Target is duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

          4.1.3 At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          4.1.4 Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of its Declaration of Trust or By-laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Trust;

          4.1.5 Except as otherwise disclosed in writing to and accepted by Trust, all material contracts and other commitments of Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

          4.1.6 Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.7 The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.1.8 At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

          4.1.9 No governmental consents, approvals, authorizations, or filings are required under the Securities Act of 1933, as amended ("1933 Act"), the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for
     (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.1.10 On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

          4.1.11 The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in its financial statements referred to in paragraph 4.1.17 and liabilities incurred by Target in the ordinary course of its business subsequent to October 31, 1998, or otherwise previously disclosed to Trust, none of which has been materially adverse to the business, assets, or results of Target operations;

          4.1.12 Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

          4.1.13 Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

          4.1.14 Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          4.1.15 Target will be terminated as soon as reasonably practicable after the Effective Time, but in all events within six months thereafter;

          4.1.16 Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

          4.1.17 Target's financial statements for the year ended October 31, 1998, to be delivered to Trust, fairly represent Target's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

     4.2 Acquiring Fund represents and warrants as follows:

          4.2.1 Trust is a Business Trust that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

          4.2.2 Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          4.2.3 Acquiring Fund is a duly established and designated series of Trust;

          4.2.4 No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.5 The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

          4.2.6 Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.2.7 Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of Trust's Declaration of Trust or By-laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

          4.2.8 Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.9 The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees (together with Target's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.10 No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.2.11 On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

          4.2.12 Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.13 Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

          4.2.14 Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Target's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.15 There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

          4.2.16 Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          4.2.17 Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target;

          4.2.18 Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended September 30, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

          4.2.19 Trust's financial statements for the year ended September 30, 1998, to be delivered to Target, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

     4.3 Each Fund represents and warrants as follows:

          4.3.1 The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

          4.3.2 Its management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (a) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund;

          4.3.3 The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.4 The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.5 There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.6 Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

          4.3.7 None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          4.3.8 Immediately after the Reorganization, the Shareholders will own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

          4.3.9 Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187) ("Reorganization Expenses").

5. COVENANTS

     5.1 Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

        (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

        (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

     5.2 Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     5.3 Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4 Target covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Target Shares.

     5.5 Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Trust at the Closing.

     5.6 Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

     5.7 Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8 Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

     5.9 Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Boards and shall have been approved by Target's shareholders in accordance with its Declaration of Trust and applicable law.

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

     6.3 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4 Target shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

          6.4.1 Acquiring Fund is a duly established series of Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.4.2 This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.4.3 The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

          6.4.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Trust's Declaration of Trust or By-laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

          6.4.5 To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.4.6 Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.4.7 To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

     In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.5 Trust shall have received an opinion of Counsel substantially to the effect that:

          6.5.1 Target is a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.5.2 This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.5.3 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Declaration of Trust or By-laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Trust;

          6.5.4 To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.5.5 Target is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.5.6 To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

     In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.6 Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to Counsel) and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          6.6.1 Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          6.6.2 Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

          6.6.3 Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

          6.6.4 Acquiring Fund's basis for the Assets will be the same as Target's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

          6.6.5 A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

          6.6.6 A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

     Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

     7.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2 Except as otherwise provided herein, the total Reorganization Expenses will be borne entirely by Heritage.

8. ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1 By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before December 31, 1999; or

     9.2 By the parties' mutual agreement.

     In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The parties acknowledge that each Investment Company is a Business Trust. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Fund's assets and property in settlement of such rights or claims and not to such other Fund's shareholders or trustees; and neither those shareholders nor those trustees, nor any of their agents, whether past, present, or future, nor any other series (in the case of Trust), shall be personally liable therefor.

     11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                      HERITAGE U.S. GOVERNMENT INCOME FUND

                                      By:        /s/ STEPHEN G. HILL
                                         ---------------------------------------
                                                     Stephen G Hill
                                                        President

                                      HERITAGE INCOME TRUST,
                                      on behalf of its series,
                                      Intermediate Government Fund

                                      By:        /s/ STEPHEN G. HILL
                                         ---------------------------------------
                                                     Stephen G Hill
                                                        President

                                   APPENDIX B

                        ANNUAL REPORT-PRESIDENT'S LETTER
                             HERITAGE INCOME TRUST

                                                               November 19, 1998

Dear Fellow Shareholders:

     I am pleased to provide you with the annual report for the fiscal year ended September 30, 1998, for the Intermediate Government Fund and the High Yield Bond Fund (the "Funds"), each a portfolio of Heritage Income Trust. During the past year, bonds with higher credit quality generally outperformed those with lower credit quality as investors demanded higher yields to accept any credit risk.

     The chart below presents total return data for the most recent fiscal year. As you can see, unlike recent years past, investors were not rewarded for taking more aggressive strategies during the past year. Both portfolios did outperform their respective peer group averages for this period while the Intermediate Government Fund also outperformed the unmanaged Lehman Brothers-Intermediate and 1-3 Year Index returns.

                                                                 TOTAL RETURN
                                                              (10/01/97-9/30/98)
                                                              ------------------
INTERMEDIATE GOVERNMENT FUND
A Shares*...................................................        +11.18
C Shares*...................................................        +10.85
Lehman Brothers 1-3 Year Government Index...................        + 7.93
Lehman Brothers Intermediate Government/Corporate Index.....        +10.43
Lipper Intermediate U.S. Government Funds Average...........        +10.53
HIGH YIELD BOND FUND
A Shares*...................................................        - 0.52
C Shares*...................................................        - 1.02
Salomon Brothers High Yield Market Index....................        + 2.48
Lipper High Current Yield Funds Average.....................        - 1.77

     On February 1, 1998, your Funds introduced Class B shares. From their inception through September 30, 1998, the Class B shares returned +7.16% and -3.58%, for the Intermediate Government Fund and High Yield Bond Fund, respectively.*

     During the past year, the parent company of Salomon Brothers Asset Management Inc, the subadviser for the High Yield Bond Fund, was involved in two major corporate combinations resulting in the ultimate parent of Salomon Brothers Asset Management Inc now being Citigroup, Inc. We have not experienced, and do not expect, any material change in the way your portfolio is managed as a result of this new corporate structure.

---------------

*These returns are calculated without the imposition of either front- or back-end sales charges.

     In the pages that follow, you will find commentaries from Peter Wallace of Heritage Asset Management, Inc. and Peter Wilby of Salomon Brothers Asset Management Inc, the portfolio managers for your Funds. I hope you find their comments helpful in understanding the recent performance of your Funds. We continue to believe that fixed income investments can play an important part in a well-diversified portfolio. We encourage you to meet with your financial advisor to discuss how these or other Heritage funds may fit into your own unique asset allocation strategies.

     Thank you for your continuing investment with us. Please call us at (800) 709-3863 if there are ever ways in which you believe we can better serve you. On behalf of all of us at Heritage, best wishes for a happy and healthy holiday season.

                                          Sincerely,
                                          /s/ STEPHEN G. HILL
                                          ------------------------------------
                                          Stephen G. Hill
                                          President

                    ANNUAL REPORT-PORTFOLIO MANAGER'S LETTER
                        HIT-INTERMEDIATE GOVERNMENT FUND

                                                               November 19, 1998

Dear Fellow Shareholders:

     For investors in the Intermediate Government Fund (the "Fund"), the fiscal year ended September 30, 1998 was quite rewarding. The Fund provided a steady source of income and produced very attractive total returns even though market volatility remained quite high. After expenses, the Fund returned +11.18%* in A shares for the fiscal year which compares to the Lehman Intermediate Government/Corporate Index return of +10.43% and the Lehman 1 to 3 year Government Index return of +7.93%.

     During the year, a number of factors came together that were very positive for the U.S. Treasury sector of the bond market producing one of the sharpest drops in bond yields in recent history. The primary factor influencing the move lower in yields was the lack of inflationary pressure in our economy. After more than eight years of expansion, the U.S. economy continued to grow at a moderate rate. Inflation, which traditionally rises during the later stages of an economic expansion, continued to decline with the Consumer Price Index showing only a 1.5% year-over-year rate through September. The Producer Price Index actually declined by 0.9% over the same period. Increased productivity and companies' lack of ability to increase prices were the main reasons for this beneficial trend in inflation.

     As the year progressed, it became more evident that the problems in Asia, notably Japan, were mounting. These pressures spread through the developing nations of the world causing currencies to fall against the dollar. The strengthening dollar reduced the prices of goods imported into the United States and also helped contain domestic inflation. The weakening of foreign economies also aided in the fall of commodity prices such as oil and agricultural products. These factors also led investors to flee foreign markets, both equity and debt, and to seek the safety of U.S. Treasury bonds. The "flight to quality" brought the yield of the benchmark thirty year Treasury bond to below 5.00% allowing the Treasury market to perform better than other bond market sectors.

     In September, just prior to year-end, the Federal Reserve Open Market Committee reduced the Federal Funds rate from 5.50% to 5.25%. The Federal Reserve moved rates lower in order to avert a slowdown in the U.S. economy and to ease credit conditions. This was followed by further 25 basis point reductions in mid October and early November to add additional liquidity and to reduce the risk of a "credit crunch".

     During the year we reduced our exposure to the mortgage sector of the markets and concentrated primarily on U.S. Treasuries. This benefited the Fund's performance. We have maintained one mortgage position to add additional income over and above that available from comparable Treasury securities. In hindsight, which we find nearly always perfect, we could have improved our results even more by selling all of our mortgage positions and investing in the ten year sector of the yield curve.

---------------

*This return is calculated without the imposition of either front- or back-end sales charges.

     We envision the Fed continuing to lower rates in 1999 as the economy continues to weaken as the result of the worldwide economic slowdown and financial pressures domestically. Currently we remain bullish on the Treasury market over the balance of 1998 and into 1999, but we expect the markets to continue to display unparalleled volatility of yields and prices. Strategically, we plan to maintain a higher than normal exposure to the Treasury sector for the foreseeable future.

     Thanks for your continued confidence in the Heritage Income
Trust-Intermediate Government Fund.

                                          Sincerely,
                                          /s/ H. PETER WALLACE
                                          ------------------------------------
                                          H. Peter Wallace, CFA
                                          Senior Vice President
                                          Heritage Asset Management, Inc.
                                          Portfolio Manager, Intermediate
                                           Government Fund

                       ANNUAL REPORT-PERFORMANCE HISTORY

                      GROWTH OF A $10,000 INVESTMENT SINCE
        INCEPTION OF HERITAGE INCOME TRUST-INTERMEDIATE GOVERNMENT FUND
                        CLASS A SHARES ON MARCH 1, 1990

         $21,000           |  Average Annual Total Returns*  |
         $20,000           |  1 Year: 7.01%   5 Year: 5.22%  |
         $19,000           |  Life of Class A Shares: 5.66%  |
         $18,000
         $17,000           The graph depicts the performance of Class A Shares
         $16,000           of the Fund relative to two market indices since
         $15,000           the Fund's inception.
         $14,000
         $13,000
         $12,000
         $11,000
         $10,000           Past performance is not predictive of future performance.
         $ 9,000
                  1990     1991     1992     1993     1994     1995     1996     1997     1998
                                          YEARLY PERIODS ENDED SEPTEMBER 30

                                               Return Since Inception
                         Heritage Income Trust - Intermediate Government Fund $16,047
                         Lehman Brothers 1 to 3 Year Government Index $18,079
                         Lehman Brothers Intermediate Government/Corporate Index $20,074

---------------

 * Total return for the Intermediate Government Fund Class A Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 3.75%. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities and the periods selected.

                       STATEMENT OF ADDITIONAL INFORMATION

                            ACQUISITION OF ASSETS OF
                      HERITAGE U.S. GOVERNMENT INCOME FUND

                                       BY

                              HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND

               880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716
                            TOLL FREE: (800) 421-4184

                                  July 19, 1999

      This Statement of Additional Information, relating specifically to the proposed transfer of all the assets to, and the assumption of all the liabilities, if any, of the Heritage U.S. Government Income Fund by, the Heritage Income Trust - Intermediate Government Fund consists of this cover page and the following described documents:

1.       Pro Forma Financial Statements as of and at March 31, 1999.

2. Statement of Additional Information of the Heritage Income Trust dated February 1, 1999 (incorporated by reference herein).

3. Semi-Annual Report to Shareholders of the Heritage Income Trust for the period ended March 31, 1999 (incorporated by reference herein).

4. Annual Report to Shareholders of the Heritage U.S. Government Income Fund for the fiscal year ended October 31, 1998 (incorporated by reference herein).

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus and Proxy Statement dated July 19, 1999 relating to the above referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from the Intermediate Government Fund without charge by writing or calling Heritage Asset Management, Inc. at the address or telephone number above.


                                   HERITAGE INCOME TRUST - INTERMEDIATE GOVERNMENT FUND
                                                   PRO FORMA FINANCIAL STATEMENT
                                                STATEMENT OF ASSETS AND LIABILITIES
                                                    MARCH 31, 1999 (UNAUDITED)
                                            Heritage Income Trust-    Heritage U. S.
                                           Intermediate Government      Government         Proforma          Proforma
                                                    Fund               Income Fund        Adjustments        Combined
                                           -----------------------  -----------------     ------------    -----------------
ASSETS
------
Investments                                $     13,918,015           $  43,715,410                       $  57,633,425
Repo                                                533,000               3,071,000                           3,604,000
Cash                                                     90                     379                                 469
Receivables
   Investments sold                                     -                    25,586                              25,586
   Fund shares sold                                 390,367                     -                               390,367
   Dividends and interest                            95,511                 288,198                             383,709
   From Manager                                      30,939                     -                                30,939
Prepaid Insurance                                     1,953                   6,981                               8,934
Prepaid NYSE Filing Fee                                 -                     9,433                               9,433
Deferred state qualification expenses                20,621                     -                                20,621
                                           -----------------------  -----------------                     -----------------
     Total Assets                          $     14,990,496           $  47,116,986                       $  62,107,482
                                           -----------------------  -----------------                     =================

LIABILITIES
-----------
Payables
   Investments purchased                   $            -             $   9,787,500                       $   9,787,500
   Fund shares redeemed                              60,533                     -                                60,533
   Accrued distribution fee                           4,483                     -                                 4,483
   Other accrued expenses                            42,545                 143,095                             185,640
                                           -----------------------  -----------------                     -----------------
     Total Liabilities                     $        107,561           $   9,930,595                       $  10,038,156
                                           -----------------------  -----------------                     -----------------
Net assets, at market value                $     14,882,935           $  37,186,391                       $  52,069,326
                                           =======================  =================                     =================

NET ASSETS
----------
Paid in capital                            $     21,247,840           $  43,452,222                       $  64,700,062
Undistributed net investment income                 658,089                 (58,165)                            599,924
Accumulated net realized loss                    (6,905,437)             (6,044,102)                        (12,949,539)
Net unrealized depreciation on investments         (117,557)               (163,564)                           (281,121)
                                           -----------------------  -----------------                     -----------------
Net assets, at market value                $     14,882,935           $  37,186,391                       $  52,069,326
                                           =======================  =================                     =================

Net assets, at market value
   Class A Shares                          $     12,414,756           $  37,186,391                       $  49,601,147
   Class B Shares                                   339,211                     -                               339,211
   Class C Shares                                 2,128,968                     -                             2,128,968
                                           -----------------------  -----------------                     -----------------
      Total                                $     14,882,935           $  37,186,391                       $  52,069,326
                                           =======================  =================                     =================

Shares of beneficial Interest outstanding
   Class A Shares                                 1,326,965               3,115,471        859,238 (1)       5,301,674
   Class B Shares                                    36,379                     -                               36,379
   Class C Shares                                   228,167                     -                              228,167
                                           -----------------------  -----------------                     -----------------
      Total                                       1,591,511               3,115,471                          4,706,982
                                           =======================  =================                     =================

Net Asset Value  ---
  ---  offering and redemption price
       per share
Class A Shares                             $           9.36           $       11.94                       $       9.36
                                           =======================  =================                     =================

Maximum offering price                     $           9.72                                               $       9.72
  (100/96.25 of $9.36)                     =======================                                        =================

Class B Shares                             $           9.32                                               $       9.32
                                           =======================                                        =================

Class C Shares                             $           9.33                                               $      9.33
                                           =======================                                        =================

(1) Represents the difference between total additional shares to be issued (See Note 2) and current Heritage U. S.
Government Income Fund shares outstanding.

                                            See Notes To Pro Forma Financial Statements



                     Heritage Income Trust - Intermediate Government Fund
                                    Pro Forma Financial Statement
                                       Statement of Operations
                         For the 12 months ended March 31, 1999 (unaudited)


                                                        Heritage Income Trust-       Heritage U. S.
                                                        Intermediate Government      Government           Proforma         Proforma
                                                                Fund                 Income Fund        Adjustments        Combined
                                                        -----------------------      ---------------    ------------    -----------
INVESTMENT INCOME
-----------------
Interest                                                              $ 836,803          $ 2,753,744                    $ 3,590,547

EXPENSES
--------
Management fee                                                           75,733              199,503     (10,213) (1)       265,023
Administrative fee                                                          -                 56,787     (56,787) (2)           (0)
Distribution fee (Class A Shares)                                        40,264                  -        94,645  (3)       134,909
Distribution fee (Class B Shares)                                           915                  -                              915
Distribution fee (Class C Shares)                                        13,995                  -                           13,995
Professional fees                                                        44,182               47,508     (47,508) (4)        44,182
Custodian/Fund acct fees                                                 43,188               43,773     (33,751) (4)        53,210
Shareholder servicing fees                                               11,108               22,075                         33,183
State qualification fees                                                 33,175                  -                           33,175
Reports to shareholders                                                  16,645               21,962     (17,462) (4)        21,145
Trustees' fees and expenses                                               9,954                9,696      (9,696) (4)         9,954
Insurance expense                                                         1,983                3,827                          5,810
NYSE Fees                                                                   -                 16,170     (16,170) (5)           -
Organization expense                                                        -                  4,881                          4,881
Other                                                                     (435)                1,325                            890
                                                        -----------------------      ---------------    --------        -----------
 Total expenses before waiver and reimbursement                         290,707              427,506     (96,942)           621,272
 Fees waived by Manager                                                (75,733)             (49,107)     (28,585) (6)     (153,425)
 Reimbursement from Manager                                            (68,964)                  -        68,964  (6)           -
                                                        -----------------------      ---------------    --------         ----------
Total expenses after waiver and reimbursement                           146,010              378,399     (56,563)           467,847

                                                        -----------------------      ---------------    --------        -----------
Net investment income                                                   690,793            2,375,345      56,563          3,122,700
                                                        -----------------------      ---------------    --------        -----------

Realized and Unrealized Gain (Loss) on Investments
--------------------------------------------------
Net realized gain from investment transactions                          343,121              110,459         -              453,580
Net (decrease) in unrealized appreciation of                          (164,697)            (176,599)         -            (341,296)
 investments during the period                          -----------------------      ---------------    --------        -----------
Net loss on investments                                                 178,424             (66,139)         -              112,285
                                                        -----------------------      ---------------    --------        -----------
                                                                                                             -                  -
                                                        =======================      ===============    ========        ===========
Net increase (decrease) in net assets                                 $ 869,217      $ 2,309,205        $ 56,563        $ 3,234,985
resulting from operations                               =======================      ===============    ========        ===========

(1) Adjustment to reflect reduction in management fees
(2) Adjustment to reflect elimination of the administrative fee
(3) Adjustment to reflect the addition of a 12b-1 fee
(4) Adjustment to reflect the elimination of duplicate fees
(5) Adjustment to reflect the elimination of the NYSE fee
(6) Adjustment to reflect the expense cap of 60 basis points on all non-12b-1 expenses

                     See Notes To Pro Forma Financial Statements

                Heritage Income Trust - Intermediate Government Fund
                               Pro Forma Financial Statement
                                   Investment Portfolio
                                March 31, 1999 (unaudited)
                                                       Heritage Income Trust      Heritage U. S.
                                                       Intermediate Government    Government                       Combined
                                                               Fund               Income Fund
                                                       --------------------       --------------------       --------------------

                                                       Principal    Market Value  Principal   Market Value  Principal   Market Value
                                                        Amount           MV        Amount       MV             Amount      MV
                                                        ------           --        ------       --             ------      --
U. S. GOVERNMENT AND AGENCY
  SECURITIES--110.69%
U. S. TREASURIES--59.1% (a)
USTN 4.50 09/30/00                                     $ 2,300,000  $2,282,750  $ 1,000,000 $  992,500     $  3,300,000 $3,275,250
USTN 5.375% 2/15/01                                                               1,000,000  1,006,250        1,000,000  1,006,250
USTN 5% 02/28/01                                                                  2,000,000  1,999,376        2,000,000  1,999,376
USTN 5.625% 5/15/01                                                               1,000,000  1,011,875        1,000,000  1,011,875
USTN 6.25% 1/31/02                                       1,000,000   1,029,063                                1,000,000  1,029,063
USTN 5.875% 9/30/02                                      1,000,000   1,022,188                                1,000,000  1,022,188
USTN 5.75% 11/30/02                                      1,000,000   1,018,438                                1,000,000  1,018,438
USTN 5.5% 02/28/03                                       1,000,000   1,010,313    2,000,000  2,020,626        3,000,000  3,030,939
USTN 5.25%  08/15/03                                     2,300,000   2,305,032    1,000,000  1,002,188        3,300,000  3,307,220
USTN 5.375% 6/30/03                                                               2,000,000  2,011,876        2,000,000  2,011,876
USTN 4.25% 11/15/03                                                               2,000,000  1,925,626        2,000,000  1,925,626
USTN 4.75% 2/15/04                                       2,300,000   2,264,782    3,000,000  2,954,064        5,300,000  5,218,846
USTN 5.625% 5/15/08                                      1,000,000   1,018,125                                1,000,000  1,018,125
USTN 5.5% 02/15/08                                                                1,000,000  1,010,313        1,000,000  1,010,313
USTN 4.75% 11/15/08                                                               3,000,000  2,889,375        3,000,000  2,889,375
                                                                                             ---------                   ---------
 Total U. S. Treasuries
 (cost $12,053,734, $18,929,609,                                    ----------
 $30,983,343)                                                       11,950,692   18,824,069                             30,774,761
                                                                    ----------   ----------                             ----------
U. S. GOVERNMENT AGENCIES--51.6% (a)
Federal National Mortgage Association
-------------------------------------
FNMA #459881 6.5% 1/1/29                                   988,355     983,952                                  988,355    983,952
FNMA #481349 6.5% 1/1/29                                   987,771     983,371                                  987,771    983,371
FNMA 1990-96-E SEQUENTIAL                                                           150,836    151,842          150,836    151,842
FNMA 92-65 K, 8.5% 5/25/21 (b)                                                    2,000,000  2,044,623        2,000,000  2,044,623
FNMA POOL #394212 7.50% 7/1/27 (b)                                                1,027,598  1,055,879        1,027,598  1,055,879
FNMA #481635 6.5% 1/1/29                                                          2,016,112  2,007,130        2,016,112  2,007,130
FNMA 6% 30YR TBA                                                    ----------    5,000,000  4,857,810        5,000,000  4,857,810
                                                                                             ---------                   ---------
     Total Federal National Mortgage Association                     1,967,323              10,117,284                  12,084,607
                                                                     ---------              ----------                  ----------


Federal Home Loan Mortgage Association
--------------------------------------
FHLMC 1378-H 10% 1/15/21 (b)                                                      3,000,000  3,177,766        3,000,000  3,177,766
FHLMC GOLD 6.5% 30 YR TBA                                                         5,000,000  4,979,690        5,000,000  4,979,690
                                                                                             ---------                   ---------
     Total Federal Home Loan Mortgage Association                                            8,157,456                   8,157,456
                                                                                            ----------                   ---------
Government National Mortgage Association
----------------------------------------
GNMA 7.50% 11/15/25 POOL #415688 (b)                                              3,409,602  3,512,728        3,409,602  3,512,728
GNMA 7.50% 3/15/27 POOL #442741 (b)                                               1,045,682  1,076,668        1,045,682  1,076,668
GNMA 1996-16-G 7% 4/16/22                                                         2,000,000  2,027,205        2,000,000  2,027,205
                                                                                             ---------                   ---------
     Total Government National Mortgage Association                                          6,616,601                   6,616,601
                                                                                             ---------                   ---------


Total U. S. Government Agencies
  (cost $1,961,838, $24,969,365,                                                            ----------       ---------- ----------
  $26,931,203)                                                                               1,967,323       24,891,341 26,858,664
                                                                                             ---------       ---------- ----------
Total U. S. Government and Agency Securities
  ( cost $14,035,572, $43,878,974,  $57,914,546)                                            13,918,015       43,715,410 57,633,425
                                                                                            ----------       ---------------------


REPURCHASE AGREEMENTS--6.9% (a)
Repurchase Agreement with State Street Bank and
Trust Company Dated 3/31/99 @ 4.78% to be
repurchased at $533,071 on April 1, 1999,
collateralized by $490,000 U.S. Treasury Bonds,
6.5% due 11/15/26 (cost $533,000)                                                             533,000                      533,000
                                                                                              -------                      -------

Repurchase Agreement with State Street Bank and
Trust Company Dated 3/31/99 @ 4.78% to be
repurchased at $3,071,408 on April 1, 1999,
collateralized by $2,825,000 U.S. Treasury Bonds,
6.5% due 11/15/26 (market value $3,133,670
including interest) (cost $3,071,000)                                                        3,071,000                   3,071,000
                                                                                            ----------                   ---------
                                                                    ----------              ----------                   ---------
Total Investment Portfolio                                          14,451,015              46,786,410                  61,237,425
(cost $14,568,572, $46,949,974, $61,518,546)(c),
117.6%(a)
Other Assets and Liabilities, net, -17.6% (a)                          431,920              (9,600,019)                 (9,168,099)
                                                                   -----------              ----------                  ----------
Net Assets                                                        $ 14,882,935            $ 37,186,391                $ 52,069,326
                                                                   ===========              ==========                  ==========

(a) Percentages are based on net assets.
(b) Some or all of  these  securities  are  segregated  in  connection  with  the  reverse repurchase agreement and / or mortgage dollar rolls.
(c) The  aggregate  identified  cost for  federal  income tax  purposes  for both Funds is substantially  the same.  Market value for the  Intermediate  Government Fund includes net
unrealized  depreciation  of $117,557,  which   consist   of  aggregate  gross  unrealized
appreciation  for all securities in which there is an excess of market value over tax cost of $89,815 and aggregate gross  unrealized  depreciation for all securities in which there is an  excess  of tax cost  over  market  value of  $207,372.  Market  value  for the U.S.
Government Income Fund includes net unrealized depreciation of $163,564,  which consist of aggregate gross unrealized  appreciation for all securities in which there is an excess of market value over tax cost of $282,578 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $446,142.

                       See Notes To Pro Forma Financial Statements

     Heritage Income Trust - Intermediate Government Fund
            Notes to Pro Forma Financial Statements
                          (unaudited)



1. Basis of Combination - The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at March 31, 1999 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended March 31, 1999, reflect the accounts of Heritage Income Trust - Intermediate Government Fund and Heritage U.S. Government Income Fund.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the Heritage U.S. Government Income Fund in exchange for shares in the Heritage Income Trust - Intermediate Government Fund. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. Shares of beneficial Interest - The pro forma net asset value per share assumes the issuance of additional shares of the Heritage Income Trust - Intermediate Government Fund which would have been issued on March 31, 1999 in connection with the proposed reorganization. Shareholders of the Heritage U.S. Government Income Fund would become shareholders of the Heritage Income Trust - Intermediate Government Fund by receiving Class A Shares of the Heritage Income Trust - Intermediate Government Fund equal to the value of their holdings in the Heritage U.S. Government Income Fund. The amount of additional shares assumed to be issued was calculated based on the March 31, 1999 net assets of the Heritage U.S. Government Income Fund and the net asset value per share of the Heritage Income Trust - Intermediate Government Fund as follows:

CLASS                                                 CLASS A      CLASS B      CLASS C
-----                                                 -------      -------      -------

Additional Shares Issued                              3,974,709          -           -
Net Assets 03/31/99
   Heritage U.S. Government Income Fund             $37,186,391     $    -      $    -
Net Asset Value Per Share
   Heritage Income Trust - Intermediate
      Government Fund                                    $ 9.36     $ 9.32      $ 9.33


3. Pro Forma Operations - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Funds gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity- The, pro-forma investment management fees of the combined Fund are based on the fee schedule in effect for Heritage Income Trust - Intermediate Government Fund at the combined level of average net assets for the twelve months ended March 31, 1999. The Pro Forma Statement of
Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio. In addition, fees in connection with the reorganization are being borne by Heritage Asset Management, Inc. and are not included in these pro forma financial statements.

             HERITAGE INCOME TRUST - INTERMEDIATE GOVERNMENT FUND
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                 (UNAUDITED)

CAPITALIZATION TABLE (UNAUDITED)

The following table sets forth the capitalization of the Heritage Income Trust - Intermediate Government Fund and the Heritage U.S. Government Income Fund as of May 31, 1999 and on a pro forma combined basis as if the reorganization occurred on that date:



                                                                                             NET ASSET
                                                                                SHARES         VALUE
                                                            NET ASSETS       OUTSTANDING     PER SHARE
                                                            ----------       -----------     ---------

CLASS A SHARES
   Heritage Income Trust - Intermediate Government Fund     $11,715,033       1,272,101      $ 9.21
   Heritage U.S. Government Income Fund                     $36,356,896       3,115,471      $11.67
Combined Fund (pro-forma)                                   $48,071,929       5,219,988      $ 9.21

CLASS B SHARES
   Heritage Income Trust - Intermediate Government Fund     $   404,468          44,071      $ 9.18
   Heritage U.S. Government Income Fund                         --               --          $ --
Combined Fund (pro-forma)                                   $   404,468          44,071      $ 9.18


CLASS C SHARES
   Heritage Income Trust - Intermediate Government Fund     $ 2,046,532         222,826      $ 9.18
   Heritage U.S. Government Income Fund                         --               --            --
Combined Fund (pro-forma)                                   $ 2,046,532         222,826      $ 9.18


                       STATEMENT OF ADDITIONAL INFORMATION

                              HERITAGE INCOME TRUST

                              HIGH YIELD BOND FUND
                          INTERMEDIATE GOVERNMENT FUND

      This Statement of Additional Information ("SAI") dated February 1, 1999 should be read in conjunction with the Prospectus dated February 1, 1999 of the High Yield Bond and Intermediate Government Funds of Heritage Income Trust (the "Trust"). This SAI is not a prospectus itself. To receive a copy of the funds' Prospectus write to Heritage Asset Management, Inc. at the address below or call
(800) 421-4184.

                       HERITAGE ASSET MANAGEMENT, INC.
                             880 Carillon Parkway
                        St. Petersburg, Florida 33716

                                TABLE OF CONTENTS
                                                                           PAGE
GENERAL INFORMATION...........................................................2
INVESTMENT INFORMATION........................................................2
      Investment Strategies and Risks.........................................2
      Industry Classifications...............................................23
INVESTMENT LIMITATIONS.......................................................24
NET ASSET VALUE..............................................................26
PERFORMANCE INFORMATION......................................................27
INVESTING IN THE FUNDS.......................................................30
      Systematic Investment Options..........................................30
      Retirement Plans.......................................................30
      Class A Combined Purchase Privilege (Right of Accumulation)............31
      Class A Statement of Intention.........................................32
REDEEMING SHARES.............................................................33
      Systematic Withdrawal Plan.............................................33
      Telephone Transactions.................................................34
      Redemptions in Kind....................................................34
      Receiving Payment......................................................34
EXCHANGE PRIVILEGE...........................................................35
CONVERSION OF CLASS B SHARES.................................................36
TAXES........................................................................37
SHAREHOLDER INFORMATION......................................................40
TRUST INFORMATION............................................................41
      Management of the Trust................................................41
      Five Percent Shareholders..............................................43
      Investment Adviser and Administrator; Subadviser.......................44
      Brokerage Practices....................................................46
      Distribution of Shares.................................................47
      Administration of the Trust............................................49
      Potential Liability....................................................50
APPENDIX....................................................................A-1
REPORT OF INDEPENDENT ACCOUNTANTS...........................................A-5
FINANCIAL STATEMENTS........................................................A-5

GENERAL INFORMATION
-------------------

      The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. It is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is composed of the High Yield Bond Fund (known as the Diversified Portfolio prior to February 1, 1996) ("High Yield") and the Intermediate Government Fund (known as the Limited Maturity Government Portfolio prior to January 31, 1996) ("Government") (each a "fund" and, collectively, the "funds"). Each fund constitutes a separate investment portfolio with distinct investment objectives, purposes and strategies. Each fund offers three classes of shares, Class A shares sold subject to a 3.75% maximum front-end sales charge ("Class A shares"), Class B shares sold subject to a 5% maximum contingent deferred sales charge ("CDSC"), declining over a six-year period ("Class B shares"), and Class C shares sold subject to a 1% CDSC ("Class C shares").

INVESTMENT INFORMATION
----------------------

      INVESTMENT POLICIES, STRATEGIES AND RISKS
      -----------------------------------------

      BORROWING. Each fund may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's investment portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense.

      BRADY BONDS. High Yield may invest in Brady Bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Saloman Brothers Asset Management, Inc ("SBAM" or "Subadviser") believes economic reforms, undertaken by countries in connection with the issuance of Brady Bonds, make the debt of those countries that have issued or announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

      Brady Bonds have been issued for only a limited period of time, and, accordingly, do not have a long payment history. Brady Bonds that have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's Ratings Services ("S&P") or "Ba" or "B" by Moody's Investors Services, Inc. ("Moody's") or, in cases in which a rating by S&P or Moody's has not been assigned, generally are considered by the Subadviser to be of comparable quality.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month London Inter-Bank Offered Rate ("LIBOR").

      Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, High Yield will purchase Brady Bonds in secondary markets, as described below.

      In the secondary markets, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. High Yield may purchase Brady Bonds with limited or no collateralization, and will rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and generally are maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Taxes."

      In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, High Yield would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

      DEBT OBLIGATIONS AND FUND MATURITY. The market value of debt securities held by each fund will be affected by changes in interest rates. There normally is an inverse relationship between the market value of such securities and actual changes in interest rates. Thus, a decline in interest rates generally produces an increase in market value while an increase in rates generally produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also will affect the market value of the debt securities of that issuer. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

      EQUITY SECURITIES. High Yield may invest up to 20% of its assets in common stock, convertible securities, preferred stock, warrants or other equity securities when consistent with the fund's objectives.

            CONVERTIBLE SECURITIES. High Yield may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

            While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. The extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities in which High Yield may invest include corporate bonds, notes and preferred stock that can be converted into common stock. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            PREFERRED STOCK. High Yield may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and a common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

            WARRANTS. High Yield may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

      FIXED AND FLOATING RATE LOANS. High Yield may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). High Yield may invest in such loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). High Yield considers these investments to be investments in debt securities for purposes of this Prospectus. High Yield, in pursuing its investment policies, may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities. Participations typically will result in the fund having a contractual relationship only with the Lender, not with the borrower. High Yield will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, High Yield generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and High Yield may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, High Yield may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. High Yield will acquire Participations only if the Lender interpositioned between High Yield and the borrower is determined by the investment manager to be creditworthy. When High Yield purchases Assignments from Lenders the fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

      High Yield may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Thus the fund will treat investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. High Yield may revise this policy in the future.

      FOREIGN DEBT SECURITIES. High Yield may invest up to 10% of its total assets in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for High Yield's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. Investments in securities of foreign issuers may involve risks arising from restrictions on foreign investment and repatriation of capital, from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of High Yield's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by High Yield, the lack of extensive operating experience of eligible foreign subcustodian's and legal limitations on the ability of the High Yield to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements of U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for High Yield to obtain or enforce a judgment against the issuers of such obligations.

            RISKS OF HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

            Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

            The cost of servicing external debt also generally will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

            As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, High Yield may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

            Sovereign  obligors in developing  and emerging  countries are among
the  world's   largest   debtors  to  commercial   banks,   other   governments,
international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which High Yield may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely High Yield's holdings. Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      FORWARD COMMITMENTS. Government may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). Government may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to Government of an advantageous yield or price. Although Government generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, Government may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

      ILLIQUID AND RESTRICTED SECURITIES. Government will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or due to legal or contractual restrictions on resale.

      High Yield has a similar 10% limit on illiquid securities, but not all restricted securities are deemed illiquid for this purpose. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A under the 1933 Act permits certain sales of unregistered securities by investors to "qualified institutional buyers" such as High Yield. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. High Yield is permitted to invest in restricted securities that are sold in reliance on Rule 144A ("Rule 144A Securities"). These securities generally are deemed to be illiquid and, thus, are subject to High Yield's investment limit that restricts investments in illiquid securities to no more than 10% of its net assets. However, pursuant to High Yield's Guidelines for Purchase of Rule 144A Securities ("Guidelines") adopted by the Board of Trustees ("Board"), High Yield's investment subadviser may determine that certain Rule 144A Securities are liquid. The Subadviser takes into account a number of factors in reaching liquidity decisions, including (1) the total amount of Rule 144A Securities being offered, (2) the number of potential purchasers of the Rule 144A Securities, (3) the number of dealers that have undertaken to make a market in the Rule 144A Securities, (4) the frequency of trading in the 144A Securities, and (5) the nature of the 144A Securities and how trading is effected (e.g., the time needed to sell the 144A Securities, how offers are solicited and the mechanics of transfer.) The continued liquidity of Rule 144A securities depends upon various factors, including the maintenance of an efficient institutional market in which such unregistered securities can be readily resold and the willingness of the issuer to register the securities under the 1933 Act. High Yield's investments in Rule 144A Securities that are deemed to be liquid cannot exceed 25% of its net assets at the time of investment, when combined with the 10% limit on the purchase of illiquid securities.

      OTC options and their underlying collateral are considered illiquid securities. Each fund also may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by that fund. The assets used as cover for OTC options written by a fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      INVERSE FLOATERS. Government may invest in U.S. Government securities, including mortgage-backed securities, on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. These derivative securities commonly are known as inverse floaters. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, the interest on which varies inversely with that on a similar security or the value of an index. The residual component may be established by multiplying the rate of interest paid on such security or the applicable index by a factor (a "multiplier feature") or by adding or subtracting the factor to or from such interest rate or index. The secondary market for inverse floaters may be limited. The market value of inverse floaters is often significantly more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

      LOANS OF PORTFOLIO SECURITIES. The funds may loan portfolio securities to qualified broker-dealers. Each fund may terminate such loans at any time and the market risk applicable to any security loaned remains a risk to the fund. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The funds could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a fund's income through investment of the cash collateral in short-term interest bearing obligations. Securities loans may not exceed 25% of a fund's total assets and will be fully collateralized at all times. The collateral for each fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loans. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. However, securities loans do involve some risk. If the other party to the securities loan defaults or becomes involved in bankruptcy proceedings, a fund may incur delays and costs in selling or recovering the underlying security or may suffer a loss of principal and interest.

      LOWER-RATED SECURITIES -- RISK FACTORS. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in High Yield.

            EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately.

            The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, High Yield may incur additional expenses to seek recovery.

            Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by High Yield, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

            SECURITIES RATINGS. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

            LIQUIDITY AND VALUATION. High yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, High Yield would have to replace the security with a lower yielding security. To the extent that there is no established retail secondary market, there may be thin trading of high yielding securities. This may lessen High Yield's ability to accurately value these securities and its ability to dispose of these securities. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yielding securities, especially in a thinly traded market. Certain high yielding securities may involve special registration responsibilities, liabilities and costs and liquidity and valuation difficulties; thus, the responsibilities of the Board to value high yield securities in the portfolio becomes more difficult with judgment playing a greater role.

      MONEY MARKET INSTRUMENTS. The funds may invest in (1) certificates of deposit, demand and time deposits, savings shares and bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation;

      (2) commercial paper rated A-l or A-2 by S&P or Prime-1 or Prime-2 by Moody's, and in the case of High Yield, other lower quality commercial paper. For a description of these ratings, see "Commercial Paper Ratings" in the Appendix; and

      (3) high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a fund's ability to resell when it deems advisable to do so.

      MORTGAGE-BACKED SECURITIES. Government may invest in mortgage-backed securities issued by the U.S. Government or U.S. Government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. In general, mortgage-backed securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. These securities generally provide monthly interest and, in most cases, principal payments that are a

"pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably their effective maturities. This contrasts with U.S. Treasury securities, for instance, which generally pay all principal at maturity and typically have an effective maturity equal to the final stated maturity. Thus, for purposes of calculating the fund's weighted average maturity, the fund applies the standard market consensus with respect to the effective maturity of mortgage-backed securities rather than their stated final maturities.

            U.S. GOVERNMENT-RELATED MORTGAGE-BACKED SECURITIES. The Government National Mortgage Association ("GNMA") is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development and is a primary issuer of U.S. Government-related mortgage-backed securities. GNMA pass-through securities are considered to be riskless with respect to default because the underlying mortgage loan portfolio is comprised entirely of U.S. Government-backed loans and timely principal and interest payments are guaranteed by the full faith and credit of the U.S. Government. Residential mortgage loans also are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, and Fannie Mae, a U.S. Government-sponsored corporation owned entirely by private stockholders, which guarantee the timely payment of interest and the ultimate collection of principal on their respective securities.

            PRIVATE ISSUER MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by FHLMC, Fannie Mae, GNMA or pools of conventional mortgages. These securities generally offer a higher interest rate than securities with direct or indirect U.S. Government guarantees of payments. However, many issuers or servicers of these securities guarantee timely payment of interest and principal, which also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantee or insurance policies. Mortgage-backed securities of private issuers, including CMOs, also have achieved broad market acceptance and, consequently, an active secondary market has emerged. However, the market for these securities is smaller and less liquid than the market for U.S. Government and U.S. Government-related mortgage pools. The maximum permitted investment in mortgage-backed securities of private issuers is 20% of Government's net assets.

            RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates declined, the prepayment only may be invested by the fund at the then prevailing lower rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility or the market value of certain mortgage-backed securities. Heritage Asset Management, Inc. ("Heritage" or "Manager") will attempt to manage the fund so that this volatility, together with the volatility of other investments in Government, is consistent with its investment objective.

      OPTIONS, FUTURES AND OPTIONS ON FUTURES TRADING. Each fund may engage in transactions in options and futures contracts in an effort to adjust the risk/return characteristics of its investment portfolios and, in certain circumstances, may purchase and sell options and futures contracts as a substitute for the purchase and sale of securities. Each fund may purchase and sell put and call options on debt securities and indices of debt securities, purchase and sell futures contracts on debt securities and indices of debt securities, and purchase and sell options on such futures contracts ("Derivative Instruments").

            LIMITATIONS  ON THE USE OF OPTIONS AND FUTURES. To the extent that a fund enters into futures contracts or options on futures contracts for other than BONA FIDE hedging purposes (as defined by the Commodity Futures Trading Commission ("CFTC")), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the fund's investment portfolio, after taking into account any unrealized profits and unrealized losses on any such contracts it has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This limitation does not limit the percentage of a fund's assets at risk to 5%.

            Government  may  hedge  up  to  100%  of  its  net  assets  by  such transactions. Government will not purchase any option, if immediately thereafter, the aggregate cost of all outstanding options (including options on futures described above) purchased would exceed 5% of the value of its total assets. Government may write call options and put options on up to 15% of its total assets. Government might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed. High Yield currently has no intention of engaging in futures and options transactions.

            HEDGING STRATEGIES. Hedging strategies can be categorized broadly as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

            Conversely,  a long  hedge  is a  purchase  or sale of a  Derivative
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's investment portfolio is the same as if the transaction were entered into for speculative purposes.

            Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

            Use of these instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures are traded, and the CFTC. In addition, the funds' ability to use these instruments will be limited by tax considerations. See "Taxes."

            In addition to the instruments and strategies described above, the funds expect to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as the Manager or SBAM, as applicable, develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Heritage or SBAM, as applicable, may utilize these opportunities to the extent that it is consistent with a fund's investment objective and permitted by the fund's investment limitations and applicable regulatory authorities.

            SPECIAL RISKS. The use of Derivative Instruments involves special considerations and risks, certain of which are described below.

            (1) Successful use of most Derivative Instruments depends upon the ability of the funds' Manager or, for High Yield, the Subadviser, as the case may be, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed. For example, if the Manager or Subadviser, as applicable, anticipates that interest rates will rise, a fund also may sell a debt futures contract or a call option thereon or purchase a put option on a futures contract as a hedge against a decrease in the value of that fund's securities. If the Manager or Subadviser, as applicable, anticipates that interest rates will decline, a fund may purchase a debt futures contract or a call option thereon or sell a put option on a futures contract to protect against an increase in the price of securities a fund intends to purchase. If the Manager or the Subadviser, as applicable, incorrectly forecasts interest rates in utilizing a hedging strategy using futures or options on futures for a fund, the fund would be in a better position if it had not hedged at all.

            For a hedge to be  completely  effective,  the  price  change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the security underlying the hedging instrument may not be the same security that is being hedged. The Manager or the Subadviser, as applicable, will attempt to create a closely correlated hedge, but hedging activities may not be completely successful in eliminating market fluctuation. The ordinary spreads between prices in the futures and options on futures markets, due to the nature of these markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Manager or the Subadviser, as applicable, may still not result in a successful transaction. The Manager or the Subadviser, as applicable, may be incorrect in its expectation as to the extent of market movements, or the time span within which the movements take place.

            (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

            Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

            Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are correlated poorly with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

            (3) Derivative Instruments, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because the Manager or the Subadviser, as the case may be, projected a decline in the price of a security in the fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

            (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If a fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

            COVER. The funds will not use leverage in their hedging strategies. A fund will not enter into a Derivative Instruments strategy that exposes it to an obligation to another party unless its owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The funds will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with their custodian in the amount prescribed.

            Assets used as cover or held in a segregated account cannot be sold while the corresponding futures contract or options position is open, unless they are replaced with similar assets. As a result, the commitment of a large percentage of a fund's assets to cover or hold in segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

            GUIDELINES, CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The funds effectively may terminate their right or obligation under an option by entering into a closing transaction. If a fund wishes to terminate its obligation under a put or call option it has written, the fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the fund may write an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index or futures contract, and the market value of the option.

            In considering the use of options to hedge, particular note should be taken of the following:

            (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying investment and general market conditions. For this reason, the successful use of options depends upon the ability of the Manager or Subadviser, as the case may
be,  to  forecast  the  direction  of  price   fluctuations  in  the  underlying
investment.

            (2) Prior to its expiration, the exercise price of an option may be below, equal to, or above the current market value of the underlying investment. Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks. Exchange markets for options on debt securities exist, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. In the event of the insolvency of a fund's counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration. Although the funds intend to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that a fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, the fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

            (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs. However, the funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

            (5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears the risk that the value of the securities held will vary from the value of the index.

            Even if a fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

            If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

            GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. When a fund purchases or sells a futures contract, the fund will be required to deposit an amount equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker through which such fund entered into the futures contract, will be made on a daily basis as the price of the underlying security or index fluctuates making the futures contract more or less valuable, a process known as marking-to-market.

            If a fund writes an option on a futures contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

            Most of the exchanges on which futures contracts and options on futures contracts are traded limit the amount of fluctuation permitted in futures contract and option prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

            Another risk in employing futures contracts and options on futures contracts as a hedge is the prospect that futures and options prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in these markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options market may cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager or Subadviser, as applicable, still may not result in a successful transaction.

            In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

      REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICs). Government may invest in U.S. Government and privately issued REMICs, a common form of CMO. REMICs are entities that issue multiple-class real estate mortgage-backed securities that qualify and elect treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to Federal income taxation. Instead, income is passed through the entity and is taxed to the persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests" and "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured principally by real property. The risks inherent in investing in REMICs are similar to those of CMOs in general, as well as those of other mortgage-backed securities as described above.

      REPURCHASE AGREEMENTS. The funds may enter into repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or the maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to a fund if the other party to the repurchase agreement becomes bankrupt, each fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager or Subadviser, as applicable, to present minimal credit risks in accordance with guidelines established by the Board.

      Each fund may invest up to 25% of its total assets in repurchase agreements. The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will a fund invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A fund always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the fund in each agreement, and the fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank.

      REVERSE REPURCHASE AGREEMENTS. High Yield may borrow by entering into reverse repurchase agreements. Under a reverse repurchase agreement, High Yield sells securities and agrees to repurchase them at a mutually agreed to price. At the time the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). One reason to enter into a reverse repurchase agreement is to raise cash without liquidating any investment portfolio positions. In this case, reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by High Yield may decline below the price of the securities the fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities and the fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative practice, and will be considered borrowings for the purpose of the fund's limitation on borrowing.

      STRIPPED SECURITIES. Government may invest in separately traded interest and principal components of securities ("Stripped Securities"), including U.S. Government securities. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

      Government also may invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. Stripped mortgage-backed securities in which it may invest will be issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of assets represented by mortgages ("Mortgage Assets"). A common type of stripped mortgage-backed security will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and principal payments may have a material effect on yield to maturity. In addition, the market value of stripped mortgage-backed securities is subject to greater risk of fluctuation in response to changes in market interest rates than other mortgage-backed securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, there is a greater possibility that Government may not fully recoup its initial investment. Conversely, if the underlying assets experience slower than anticipated principal payments, the yield on the PO class will be affected more severely than would be the case with traditional mortgage-backed securities.

      The SEC staff takes the position that IOs and POs generally are illiquid securities. The staff also takes the position, however, that the Board (or the Manager pursuant to delegation by the Board) may determine that U.S. Government-issued IOs or POs backed by fixed-rate mortgages are liquid, where the Board determines that such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Accordingly, certain of the IO and PO securities in which Government invests may be deemed liquid.

      U.S. GOVERNMENT SECURITIES. Each fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include: securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations backed by the "full faith and credit" of the United States, such as Government National Mortgage Association securities; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

      WHEN ISSUED SECURITIES. Each fund may purchase securities on a "when-issued" basis and the Intermediate Government fund may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. In addition, the High Yield Bond Fund may purchase securities on a firm commitment basis. When such transactions are negotiated, the price, which generally is expressed in terms of yield, is fixed at the time of entering into the transaction. Payment and delivery for securities purchased or sold using these investment techniques, however, takes place at a later date than is customary for that type of security. At the time a fund enters into the transaction, the securities purchased thereby are recorded as an asset of the fund and thereafter are subject to changes in value based upon changes in the general level of interest rates. Accordingly, purchasing a security using one of these techniques can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

      At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward or firm commitment securities will be established and maintained with the Trust's custodian or on the fund's books and records and will be marked to market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The funds will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.

      If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to "roll over" its purchase commitment, the fund may receive a negotiated fee.

      ZERO COUPON AND PAY-IN-KIND BONDS. High Yield may invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. High Yield also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

      Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of High Yield's 10% limitation on investments in illiquid securities.

      Current Federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for Federal income and excise taxes, High Yield may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make the necessary distributions.

      INDUSTRY CLASSIFICATIONS
      ------------------------

      For purposes of determining industry classifications, the funds rely upon classifications established by the Manager that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the SEC and in the Standard & Poor's Corporation Industry Classifications.

INVESTMENT LIMITATIONS
----------------------

      FUNDAMENTAL POLICIES:
      --------------------

      The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

            BORROWING MONEY. Neither fund may borrow money, except from banks as a temporary measure for extraordinary or emergency purposes including the meeting of redemption requests that might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the funds' net investment income during the period of such borrowing. Borrowing in the aggregate may not exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of a fund's total assets at the time the borrowing is made. A fund will not make additional investments when borrowings exceed 5% of its total assets.

            DIVERSIFICATION. Neither fund will invest more than 5% of its total assets in securities of any one issuer other than the U.S. Government or its agencies or instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

            INDUSTRY CONCENTRATION. Neither fund will purchase securities if, as a result, more than 25% of its total assets would be invested in any one industry with the exception of U.S. Government securities.

            INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. Neither fund may invest in commodities, commodity contracts, oil, gas or other mineral programs, real estate limited partnerships, or real estate, except that it may (1) purchase securities secured by real estate, or issued by companies that invest in or sponsor such interests, (2) futures contracts and options and (3) engage in transactions in forward commitments.

            UNDERWRITING. Neither fund may underwrite the securities of other issuers, except that a fund may invest in securities that are not readily marketable without registration under the 1933 Act (restricted securities), as provided in the fund's Prospectus and this Statement of Additional Information.

            LOANS. Neither fund may make loans, except to the extent that the purchase of a portion of an issue of publicly distributed or privately placed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans, and further provided that a fund may enter into repurchase agreements and securities loans as permitted under the fund's investment policies. Privately placed securities typically are either restricted as to resale or may not have readily available market quotations, and therefore may not be as liquid as other securities.

            ISSUING SENIOR SECURITIES. Neither fund may issue senior securities, except as permitted by the investment objectives and policies and investment limitations of that fund.

            SELLING SHORT AND BUYING ON MARGIN. Neither fund may sell any securities short, purchase any securities on margin or maintain a short position in any security, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities; provided, however, the funds may make margin deposits and may maintain short positions in connection with the use of options, futures contracts and options on futures contracts as described previously.

            INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST. Neither fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Manager or its Subadviser, as applicable, own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.

            REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. Neither fund may enter into repurchase agreements with respect to more than 25% of its total assets or lend portfolio securities amounting to more than 25% of its total assets.

      NONFUNDAMENTAL POLICIES:
      -----------------------

      Each fund has adopted the following additional restrictions that are nonfundamental policies and may not be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

            INVESTING IN INVESTMENT COMPANIES. Neither fund may invest in securities issued by other investment companies, except as permitted by the 1940 Act.

            ILLIQUID SECURITIES. Government may not invest more than 10% of its net assets in the aggregate in repurchase agreements of more than seven days' duration, in securities without readily available market quotations, and in restricted securities including privately placed securities. High Yield has a similar limitation, however, it may invest up to 25% of its net assets in restricted securities that are sold in reliance on Rule 144A deemed to be liquid pursuant to Board-approved guidelines, when combined with the 10% limit on the purchase of illiquid securities.

            Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restriction. If at any time, a fund's borrowing exceeds its limitations due to a decline in net assets, such borrowing will be promptly reduced to the extent necessary to comply with the limitation.

NET ASSET VALUE
---------------

      The net asset value per share of Class A shares, Class B shares and Class C shares is determined separately daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open for business. The Exchange normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

      Each fund values its securities and other assets based on their market value determined as follows. A security listed or traded on an exchange or on the Nasdaq Stock Market is valued at its last sales price on the principal market on which it is traded prior to the time when assets are valued. If no sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price. When market quotations for options and futures positions held by a fund are readily available, those positions will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable by the Manager or Subadviser, are valued at fair value using such methods as the Board. Securities and other assets in foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time High Yield calculates the daily net asset value of each class. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

      Each fund is open for business on days on which the Exchange is open (each a "Business Day"). Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds' close of business on each Business Day. In addition, European or Far Eastern securities trading may not take place on all Business Days. Furthermore, trading takes place in various foreign capital markets on days that are not Business Days and on which the funds do not calculate net asset value. Calculation of net asset value Class A shares, Class B shares and Class C shares net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The funds calculate net asset value per share, and therefore, effect sales and redemptions as of the close of regular trading on the Exchange each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined and the time when the funds' net asset value is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

      The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by a fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of fund shares.

PERFORMANCE INFORMATION
-----------------------

      Total return data of each class from time to time may be included in advertisements about each fund. Performance information is computed separately for each class. Because Class B shares and Class C shares bear higher Rule 12b-1 fees, the performance of Class B shares and Class C shares of a fund likely will be lower than that of Class A shares.

      The funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each fund's advertising and promotional materials are calculated for the one year, five year and ten year periods (or life of the fund) according to the following formula:
                                       n
                                 P(1+T)  = ERV

where:  P   =     a hypothetical initial payment of $1,000
        T   =     average annual total return
        n   =     number of years
        ERV =     ending  redeemable  value of  a  hypothetical  $1,000  payment made at the beginning of the period at the end of that period

      In calculating the ending redeemable value for Class A shares, each fund's current maximum sales charge of 3.75% is deducted from the initial $1,000 payment and, for Class B shares and Class C shares, the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period is deducted. All dividends and other distributions by each fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

      In connection with communicating its average annual total return cumulative return to current or prospective shareholders, each fund may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Investment performance also often reflects the risks associated with a fund's investment objective and policies. These factors should be considered when comparing a fund's investment results to those of other mutual funds and investment vehicles.

     In addition, each fund from time to time may include in advertising and promotional materials total return or cumulative figures that are not calculated according to the formula set forth above or for other periods for each class of shares. For example, in comparing High Yield's or Government's Class A shares, Class B shares or Class C shares total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar Mutual

Funds or with such market indices as the Lehman Brothers Government Corporate Composite Index, Lehman Intermediate Government Corporate Index, and the Merrill Lynch Domestic Master Index, each class of each fund calculates its aggregate total return for each class for the specified periods of time by assuming an investment of $10,000 in that class of shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The funds do not, for these purposes, deduct from the initial value invested any amount representing front-end sales charges charged on Class A shares or CDSCs charged on Class B shares and Class C shares. By not annualizing the performance and excluding the effect of the front-end sales charge on Class A shares and the CDSC on Class B shares and Class C shares, the total return calculated in this manner simply will reflect the increase in net asset value per share over a period of time, adjusted for dividends and other distributions. Calculating total return without taking into account the sales charge or CDSC results in a higher rate of return than calculating total return net of the front-end sales charge.

The average annualized total return and cumulative return are as follows for each period of each fund below. The calculations below reflect the imposition of the maximum sales charge for Class A shares and the applicable CDSC for Class B and Class C shares.


                                                           AVERAGE
                                                          ANNUALIZED  CUMULATIVE
                                                             TOTAL         TOTAL
FUND             SHARES               PERIOD                RETURN        RETURN
----             ------               ------                ------        ------

High Yield       Class A    . One-year period ended
                              September 30, 1998             (.52)%       (.52)%

                            . Five-year period ended
                              September 30, 1998             6.70%        38.35%

                            . March 1, 1990 (commencement
                              of operations) to
                              September 30, 1998             9.02%       109.99%

                 Class B    . February 2, 1998 (initial
                              offering of Class B shares)
                              to September 30, 1998          N/A         (3.58)%

                 Class C    . One-year period ended
                              September 30, 1998            (1.02)%      (1.02)%

                            . April 3, 1995 (initial
                              offering of shares) to
                              September 30, 1998             8.34%        32.36%

Intermediate     Class A    . One-year period ended
Government                    September 30, 1998            11.18%        11.18%

                            . Five-year period ended
                              September 30, 1998             6.04%        34.04%

                                                           AVERAGE
                                                          ANNUALIZED  CUMULATIVE
                                                             TOTAL         TOTAL
FUND             SHARES               PERIOD                RETURN        RETURN
----             ------               ------                ------        ------

                            . March 1, 1990 (commencement
                              of operations) to
                              September 30, 1998             6.14%        66.73%

                 Class B    . February 2, 1998 (initial
                              offering of Class B shares)
                              to September 30, 1998          N/A           7.16%

                 Class C    . One-year period ended
                              September 30, 1998            10.85%        10.85%

                            . April 3, 1995 (initial
                              offering of shares) to         7.36%        28.22%
                              September 30, 1998


      Each fund may from time to time advertise the yield of Class A shares, Class B shares and Class C shares and compare these yields to those of other mutual funds with similar investment objectives. The yield of each class of each fund is calculated by dividing each fund's interest income for a thirty-day period ("Period") attributable to that class, net of expenses attributable to that class, by the average number of shares of that class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yield for a class may not equal the dividend income actually paid to shareholders or the net investment income per share reported in each fund's financial statements. Yield quotations are calculated according to the following formula:
                                                6
                              YIELD = 2x[(a-b+1) -1]
                                          -----
                                          c x d

where:      a     =     interest earned during the Period;
            b     =     expenses    accrued    for   the   Period      (net   of
                        reimbursements);
            c     =     the  average daily number  of shares  outstanding during
                        the  Period  that  were  entitled to receive a dividend;
                        and
            d     =     the  maximum  offering  price per share on  the last day
                        of the Period.

      Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), each fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the Period that the obligation is in the fund. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. At September 30, 1998, the 30-day yield for High Yield and Government Class A shares was 8.82% and 4.53%, respectively. At September 30, 1998, the 30-day yield for High Yield and Government Class B shares was 8.63% and 4.42%, respectively. At September 30, 1998, the 30-day yield for High Yield and Government Class C shares was 8.61% and 4.36%, respectively.

INVESTING IN THE FUNDS
----------------------

      Class A shares, Class B shares and Class C shares of each fund are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."


      SYSTEMATIC INVESTMENT OPTIONS
      -----------------------------

      The options below allow you to invest continually in one or more funds at regular intervals.

      1. Automatic Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Trust. The draft is returned by your bank the same way a canceled check is returned.

      2. Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Trust. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

      3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of the Trust. The U.S. Government or agency will report to you all payments made.

      4. Automatic Exchange -- If you own shares of another Heritage mutual fund advised or administered by the Manager ("Heritage mutual fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Trust. You will receive a statement from the other Heritage mutual fund confirming the redemption.

      You may change or terminate any of the above options at any time.

      RETIREMENT PLANS
      ----------------

      HERITAGE IRA. Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish a Heritage Individual Retirement Account ("IRA"). An individual may make limited contributions to a Heritage IRA through the purchase of shares of a fund and/or other Heritage mutual funds. The Internal Revenue Code of 1986, as amended (the

"Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants, unless their combined adjusted gross income does not exceed $150,000) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $4,000, if such contributions also are made for a nonworking spouse and a joint return is filed). In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these new types of IRAs (established by the Taxpayer Relief Act of 1997 ("Tax Act")) are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

      Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

      OTHER RETIREMENT PLANS. Multiple participant payroll deduction retirement plans also may purchase Class A shares of any Heritage mutual fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to an initial purchase of Class A shares will be that normally applicable under the schedule of sales charges set forth in the Prospectus to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase of Class A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase Class B shares and Class C shares at any time.

      CLASS A COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)
      -----------------------------------------------------------

      Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the Prospectus by combining purchases of Class A shares of a fund into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing Class A shares of a fund for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of Class A shares of a fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser. A "purchase" also may include Class A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales charge.

      The applicable Class A shares initial sales charge will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of a fund held by the investor and (b) all Class A shares of any other Heritage mutual fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including Heritage Cash Trust shares acquired by exchange); and

            (iii) the net asset value of all Class A shares described in paragraph (ii) owned by another shareholder eligible to combine his purchases with that of the investor into a single "purchase."

      Class A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of a sales charge will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales charge, unless those shares were acquired through an exchange of other shares that were subject to a sales charge.

      To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide Raymond James & Associates, Inc. (the "Distributor") with sufficient information to verify that each purchase qualifies for the privilege or discount.

      CLASS A STATEMENT OF INTENTION
      ------------------------------

      Investors also may obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A shares of a fund or any other Heritage mutual fund subject to a sales charge. Each purchase of Class A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement. In addition, if you own Class A shares of any other Heritage mutual fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.

      The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. To the extent an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of a fund, subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend his/her Statement of Intention to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.

REDEEMING SHARES
----------------

      The methods of redemption are described in the section of the Prospectus entitled "How to Sell Your Investment."

      SYSTEMATIC WITHDRAWAL PLAN
      --------------------------

      Shareholders may elect to make systematic withdrawals from their fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an Individual Retirement Account, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plans, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or Heritage.

      Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Systematic withdrawals of Class C shares, if made less than one year of the date of purchase, will be charged a CDSC of 1%. Systematic withdrawals of Class B shares, if made in less than six years of the date of purchase, will be charged the applicable CDSC for the holding period. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to Heritage or the Distributor. The funds, their transfer agent, and Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

      Ordinarily, a shareholder should not purchase additional Class A shares of a fund if maintaining a Systematic Withdrawal Plan of Class A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each fund's Automatic Investment Plan.

      TELEPHONE TRANSACTIONS
      ----------------------

      Shareholders may redeem shares by placing a telephone request to a fund. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

      REDEMPTIONS IN KIND
      -------------------

      The Trust is obligated to redeem shares of each fund for any shareholder for cash during any 90-day period up to $250,000 or 1% of the fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.


      RECEIVING PAYMENT
      -----------------

      If shares of a fund are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received in good order (as described below) and before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSC for Class B shares and Class C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by a fund to the Distributor or a participating dealer by the third business day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the Trust or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a participating dealer prior to settlement date.

      Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to registered representatives of the Distributor or a participating dealer, or to Heritage.

      A redemption request will be considered to be received in "good order" if:

 . the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

 . any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

 . any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

 . the signatures on any written redemption request of $50,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by Heritage, as transfer agent, under its current signature guarantee program.

      Each fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, Heritage reserves the right to redeposit those funds into your account.

EXCHANGE PRIVILEGE
------------------

      An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage mutual fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus or (2) a telephone request for such exchange in accordance with the procedures set forth in the prospectus and below. Telephone or telegram requests for an exchange received by a fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

      In the event that you or your Financial Advisor (a financial advisor of the distributor, a particpating dealer or participating bank) are unable to reach Heritage by telephone, an exchange can be effected by sending a telegram to Heritage. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

      Class A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of an initial sales charge may be exchanged into Class A shares of another Heritage mutual fund without payment of any sales charge. Class A shares of Government purchased after July 31, 1992 without an initial sales charge will be subject to a front-end sales charge when exchanged into Class A shares of another Heritage mutual fund, unless those shares were acquired through an exchange of other shares that were subject to an initial sales charge.

      Each Heritage mutual fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage mutual fund may terminate this exchange privilege upon 60 days' notice.

CONVERSION OF CLASS B SHARES
----------------------------

      Class B shares of each fund automatically will convert to Class A shares, based on the relative net asset values per share of the two classes, eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

      The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. Heritage has no reason to believe that this condition for the availability of the conversion feature will not be met.

TAXES
-----

      Each fund is treated as a separate corporation for Federal income tax purposes and intends to qualify to continue to qualify for the favorable tax treatment as a regulated investment company ("RIC") under the Code. To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gain and, in the case of High Yield, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of either fund for shares of another Heritage mutual fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of shares of a fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires shares of that fund or acquires shares of another Heritage mutual fund (including another fund) without paying a sales charge due to the 90-day reinstatement or exchange privilege. In these cases, any gain on the disposition of the original fund shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if fund shares are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

      If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Dividends and other distributions declared by each fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by that fund and received by its shareholders on December 31 if they are paid by the fund during the following January.

      Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year. The information regarding capital gain distributions designates the portions of those distributions that are subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.

      Each fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not provide that fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. The portion of the dividends paid to the Intermediate Government Fund attributable to the interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by that fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by that fund in your state and locality.

      High Yield credited undistributed net investment income and charged accumulated net realized gain of $44,735 in the current year ended September 30, 1998. High Yield utilized $716,301 of net tax basis capital losses during the current year against net realized gains from investment transactions.

      As of September 30, 1998, Government had a net tax basis capital loss carryforwards of $7,095,646, which may be applied against any net realized taxable gains until their expiration dates of September 30, 2001 (as to $237,373), September 30, 2002 (as to $3,838,721), September 30, 2003 (as to
$2,492,779) and September 30, 2004 (as to $526,773). Government utilized $150,698 of net tax basis capital losses during the current year against net realized gains from investment transactions.

      HEDGING STRATEGIES. The use of hedging strategies, such as purchasing and selling (writing) options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses each fund realizes in connection therewith. Gains realized by High Yield from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options and futures contracts derived by a fund with respect to its business of investing in securities or, for High Yield, foreign currencies, will qualify as permissible income under the Income Requirement.

      Certain options and futures in which a fund may invest will be "section 1256 contracts." Section 1256 contracts held by a fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

      Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

      If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

      ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES. High Yield may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, High Yield must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, High Yield must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because High Yield annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from High Yield's cash assets or from the proceeds of sales of portfolio securities, if necessary. High Yield may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      High Yield may invest in debt securities that are purchased with "market discount," including Brady Bonds and other sovereign debt securities. For these purposes, market discount is the amount by which a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a security that was issued with OID, the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the security is disregarded. Gain on the disposition of such a security purchased by High Yield (other than a security with a fixed maturity date within one year from its issuance), generally is treated as ordinary income, rather than capital gain, to the extent of the security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, High Yield may elect to include all market discount (for the taxable year in which it makes the election and all subsequent taxable years) in its gross income currently, for each taxable year to which the discount is attributable.

      Investors are advised to consult their own tax advisers regarding the status of an investment in the funds under state and local tax laws.

SHAREHOLDER INFORMATION
-----------------------

      Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Class A shares, Class B shares and Class C shares of each fund have equal voting rights except that in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the other Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

TRUST INFORMATION
-----------------

      MANAGEMENT OF THE TRUST
      -----------------------

      BOARD OF TRUSTEES. The business affairs of each fund are managed by or under the direction of the Board. The Trustees are responsible for managing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

      BACKGROUND OF THE TRUSTEES AND OFFICERS. Trustees and officers are listed below with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Raymond James and Associates, Inc. ("RJA") and the Manager.


                             Position with         Principal Occupation
           Name                the Trust          During Past Five Years
           ----              -------------        ----------------------

Thomas A. James* (56)        Trustee    Chairman  of the Board since 1986 and Chief
880 Carillon Parkway                    Executive   Officer   since  1969  of  RJF;
St. Petersburg, FL  33716               Chairman  of the Board of RJA  since  1986;
                                        Chairman   of  the  Board  of  Eagle  Asset
                                        Management,  Inc.  ("Eagle") since 1984 and
                                        Chief Executive  Officer of Eagle,  1994 to
                                        1996.

Richard K. Riess* (49)       Trustee    Executive   Vice   President  and  Managing
880 Carillon Parkway                    Director for Asset  Management of RJF since
St. Petersburg, FL  33716               1998,  Chief  Executive  Officer  of  Eagle
                                        since  1996,  President of  Eagle, 1995  to
                                        present, Chief Operating Officer  of Eagle,
                                        1988  to 1995, Executive Vice  President of
                                        Eagle, 1988 to 1993.

Donald W. Burton* (54)       Trustee    President   of   South    Atlantic  Capital
614 W. Bay Street, Suite 200            Corporation (venture capital) since 1981.
Tampa, FL  33606

C. Andrew Graham (58)        Trustee    Vice  President of  Financial  Designs Ltd.
Financial Designs, Ltd.                 since 1992;  Executive  Vice  President  of
1775 Sherman Street                     the  Madison  Group,  Inc.,  1991 to  1992;
Suite 1900                              Principal   of   First   Denver   Financial
Denver, CO  80203                       Corporation   (investment   banking)  since
                                        1987.

David M. Phillips (59)       Trustee    Chairman  and Chief  Executive  Officer  of
World Trade Center Chicago              CCC Information  Services,  Inc. since 1994
444 Merchandise Mart                    and of  InfoVest  Corporation  (information
Chicago, IL  60654                      services   to  the   insurance   and   auto
                                        industries and consumer  households)  since
                                        1982.

Eric Stattin (65)            Trustee    Litigation  Consultant/Expert  Witness  and
1975 Evening Star Drive                 private investor since 1988.
Park City, UT   84060



                                       41

                             Position with         Principal Occupation
           Name                the Trust          During Past Five Years
           ----              -------------        ----------------------

James L. Pappas (55)         Trustee    Lykes  Professor  of  Banking  and  Finance
University of South Florida             since 1986 at University of South  Florida;
College of Business                     Dean     of     College     of     Business
  Administration                        Administration, 1987 to 1996.
Tampa, FL  33620

Stephen G. Hill (39)        President   Chief  Executive  Officer and  President of
880 Carillon Parkway                    the Manager  since 1989 and Director  since
St. Petersburg, FL  33716               1994; Director of Eagle since 1995.

Donald H. Glassman (41)     Treasurer   Treasurer   of  the  Manager   since  1989;
880 Carillon Parkway                    Treasurer  of Heritage  Mutual  Funds since
St. Petersburg, FL  33716               1989.

Clifford J.Alexander (55)   Secretary   Partner,  Kirkpatrick  & Lockhart  LLP (law
1800 Massachusetts                      firm).
   Ave., N.W.
Washington, DC  20036

Patricia Schneider (57)     Assistant   Compliance Administrator of the Manager.
880 Carillon Parkway        Secretary
St. Petersburg, FL  33716

Robert J. Zutz (45)         Assistant   Partner,  Kirkpatrick  & Lockhart  LLP (law
1800 Massachusetts          Secretary   firm).
  Ave., N.W.
Washington, DC  20036


-----------
* These Trustees are "interested persons" as defined in section 2(a)(19) of the 1940 Act.

      The Trustees and officers of the Trust as a group, own less than 1% of each class of each fund's shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

      The Trust currently pays Trustees who are not employees of the Manager or its affiliates $8,666 annually and $3,250 per meeting of the Board. Trustees also are reimbursed for any expenses incurred in attending meetings. Because the Manager performs substantially all of the services necessary for the operation of the fund, the fund requires no employees. No officer, director or employee of the Manager receives any compensation from the fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended September 30, 1998.

                                                 COMPENSATION TABLE


                                                                                                            Total Compensation From
                                       Aggregate         Pension or Retirement       Estimated Annual          the Trust and the
                                   Compensation From   Benefits Accrued as Part        Benefits Upon       Heritage Family of Funds
Name of Person, Position              the Trust         of the Trust's Expenses         Retirement             Paid to Trustees
------------------------              ----------        -----------------------         ----------             ----------------

Donald W. Burton, Trustee              $2,435.90                  $0                        $0                      $20,000

C. Andrew Graham, Trustee              $2,435.90                  $0                        $0                      $20,000

Thomas A. James, Trustee                  $0                      $0                        $0                        $0

James L. Pappas, Trustee               $2,435.90                  $0                        $0                      $20,000

David M. Phillips, Trustee             $1,935.91                  $0                        $0                      $14,000

Richard K. Riess, Trustee                 $0                      $0                        $0                        $0

Eric Stattin, Trustee                  $2,435.90                  $0                        $0                      $20,000



      FIVE PERCENT SHAREHOLDERS
      -------------------------

      As of January 19, 1999, the following shareholders owned of record or were known by the funds to own beneficially five percent or more of the outstanding Class of shares of the funds.

Government Class B Shares:
-------------------------

Raymond James & Assoc., Inc. (5.41%)    Raymond James & Assoc., Inc. (8.96%)
Cust. for Martha V. Greenwood           Cust. for William Telkamp
2267 E. Whipp Road                      535 N. Wayfield Street
Kettering, OH 45440                     Orange, CA 92667

Raymond James & Assoc., Inc. (12.02%)   Raymond James & Assoc., Inc. (32.87%)*
Cust. for John H. Powell                Trstee.  Acct.  for Alexander H. Bravo
667 Hickory Ridge Road                    Trust
Smyrna, DE 19977                        2681 Alliston Court
                                        Columbus, OH 43220

Winifred W. Bhelley (7.40%)             Jack L. Whitton (11.10%)
402 Woodland Drive                      Est. of Sylvan Whitton
Marion, SC 29571                        P.O. Box 61187
                                        Columbia, SC 29260

*As a shareholder owning voting securities in excess of 25%, this person may determine the outcome of any matter affecting, and voted on by shareholders of, the Government Class B shares.

Government Class C Shares:
-------------------------

William Munro (5.88%)                   Raymond James & Assoc., Inc. (5.92%)
Trstee. for Munro Sales                 Cust. for Christel M. Bruyneel
G-4136 Holiday Drive                    4991 Tanglewilde
Flint, MI 48507                         Houston, TX 77063

Ronald J. Bowers (8.58%)
P.O. Box 4407
Salisbury, NE 28145


High Yield Class B Shares:
-------------------------

Raymond James & Assoc., Inc. (8.01%)    Raymond James & Assoc., Inc. (8.28%)
FAO James A. Davis & Nona K. Davis      Trstee. for Claudine H. Schork
9285 W. Tarboro Road                    1990 Stonecrest Court
Rocky Mount, NC 27803                   Vista, CA 92083

INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISER
------------------------------------------------

      The Trust's investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by Raymond James Financial. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated January 19, 1990, between the Trust, on behalf of the funds, and the Manager, and subject to the control and direction of the Board, the Manager is responsible for reviewing and establishing investment policies for the Trust as well as administering the Trust's noninvestment affairs. Under a Subadvisory Agreement, dated February 1, 1996, the Subadviser, subject to direction by the Manager and Board, will provide investment advice and portfolio management services to High Yield for a fee payable by the Manager.

      The Manager also is obligated to furnish the Trust with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Trust. The Manager and its affiliates also pay all the compensation of Trustees of the Trust who are employees of the Manager and its affiliates. Each fund pays all its other expenses that are not assumed by the Manager. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Trust may be a party. Each fund also may have an obligation to indemnify Trustees and officers of the Trust with respect to any such litigation.

      The Advisory Agreement and the Subadvisory Agreement each were approved by the Board of the Trust (including all of the Trustees who are not "interested persons" of the Manager or Subadviser, as defined under the 1940 Act) and the shareholders of the applicable fund, in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not

"interested persons" of the Manager, Subadviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each applicable fund. The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to the Trust and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by the Manager or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, the Manager automatically becomes responsible for the obligations of the Subadviser upon termination of the Subadvisory Agreement. In the event the Manager ceases to be the manager of the Trust or the Distributor ceases to be principal distributor of each fund's shares, the right of the Trust to use the identifying name of "Heritage" may be withdrawn.

      The Manager and Subadviser shall not be liable to the Trust or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

      All of the officers of the Trust except for Messrs. Alexander and Zutz are officers or directors of the Manager. These relationships are described under "Management of the Trust."

      ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by each fund to the Manager is based on the applicable fund's average daily net assets as listed in the prospectus. The Manager's fee for the High Yield is 0.60% on the first $100 million of its average daily net assets and 0.50% on the average daily net assets of over $100 million. The Manager's fee for Government is 0.50% of its average daily net assets. The Manager has entered into an agreement with the Subadviser wherein the Subadviser will provide investment advice and portfolio management services to High Yield for an annual fee paid by the Manager equal to 50% of the annual investment advisory fee paid to the Manager, without regard to any reduction in fees actually paid to the Manager as a result of voluntary fee waivers by the Manager.

      For High Yield, the Manager contractually has agreed to waive management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.19% of the average daily net assets or to the extent that total annual operating expenses attributable to Class B shares and Class C shares each exceed 1.70% of average daily net assets attributable to that class for this fiscal year. For the fiscal years ended September 30, 1996, 1997 and 1998 management fees amounted to $200,042, $287,069 and $347,856, respectively. For the same periods, the Manager waived its fees in the amounts of $94,308, $45,839 and $60,462, respectively. For the period October 1, 1995 through January 31, 1996, the Manager paid subadvisory fees to Eagle Asset Management, Inc., High Yield's former subadviser, of $15,507, for such fund, and paid subadvisory fees to Salomon for the period February 1, 1996 through September 30, 1996 and the fiscal years ended September 30, 1997 and 1998, of $69,007, $143,535 and $173,928, respectively.

      For Government, the Manager contractually has agreed to waive its fees to the extent that fund expenses attributable to Class A shares exceed .95% of the average daily net assets or to the extent that fund expenses attributable to Class B shares and Class C shares each exceed 1.20% of average daily net assets attributable to that class for this fiscal year. For the fiscal years ended September 30, 1996, 1997 and 1998, management fees amounted to $105,455, $81,847 and $72,950, respectively. For the same periods, the Manager waived its fees in the amounts of $105,455, $81,847 and $72,950, respectively. For the fiscal years ended September 30, 1996, 1997 and 1998, the Manager reimbursed Government for expenses totaling $35,322, $39,456 and $84,666, respectively.

      CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the fund's shares to which those expenses are attributable.

BROKERAGE PRACTICES
-------------------

      Each fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. The annualized portfolio turnover for the fiscal years ended September 30, 1997 and 1998 were 101% and 87%, respectively, for High Yield, and 69% and 188%, respectively, for Government.

      The Manager is responsible for the execution of each fund's investment portfolio transactions but has delegated that responsibility to the Subadviser for a portion of the High Yield Fund's portfolio transactions. In executing portfolio transactions, both the Manager and the Subadviser must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities, and any risk assumed by the executing broker or dealer.

      It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, both the Manager and the Subadviser may give consideration to research, statistical and other services furnished by brokers or dealers. In addition, they may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers or dealers, provided that the Manager or Subadviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the Manager and the Subadviser in connection with services to clients other than a fund.

      Each fund may use the Distributor as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are

"reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      The Manager and Subadviser also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market-makers unless a more favorable execution can otherwise be obtained.

      Each fund effects most purchases and sales of its portfolio investments with bond dealers acting as principal. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Thus, the funds do not expect to pay significant brokerage commissions. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. The spread includes the dealer's normal profit.

      The funds may not buy securities from, or sell securities to, the Distributor as principal. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the each fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board will consider the possibilities of seeking to recapture for the benefit of each fund expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

      Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund expressly consented to the Distributor executing transactions on an exchange on the Trust's behalf.

DISTRIBUTION OF SHARES
----------------------

      Shares of each fund are offered continuously through the funds' principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales charge remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act.

      The Distributor and Financial Advisors with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers in connection with the sale of fund shares. Pursuant to its Distribution Agreement with the Trust with respect to Class A shares, Class B shares and Class C shares of each fund, the Distributor bears the cost of making information about the Trust available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A, B and C shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying their shares under state and federal securities laws and pays its proportionate share for typesetting of the prospectus and printing and distributing prospectuses to existing shareholders.

      The Trust has adopted a Distribution Plan for each class of shares on behalf of each fund (each a "Plan" and collectively the "Plans"). These Plans permit each fund to pay the Distributor the monthly distribution and service fee out of the fund's net assets to finance activity that is intended to result in the sale and retention of Class A shares, Class B shares and Class C shares. The funds used all Class A and Class C 12b-1 fees to pay the Distributor. The Distributor, on Class C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase. Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund may pay the Distributor distribution and service fees of up to 0.25% of such fund's average daily net assets attributable to Class A shares of that fund. Each fund may pay the Distributor a fee of up to 0.35% of that fund's average daily net assets attributable to Class A shares purchased prior to April 3, 1995. This fee is computed daily and paid monthly.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares and Class C shares and in connection with personal services rendered to Class B and Class C shareholders and the maintenance of Class B and Class C shareholder accounts, High Yield pays the Distributor a fee of 0.80% and Government pays the Distributor a fee of 0.60% of the applicable fund's average daily net assets attributable to Class B shares and Class C shares. This fee is computed daily and paid monthly.

      For the fiscal year ended September 30, 1998 the Distributor received 12b-1 fees in the amount of $124,763 and $42,128 for Class A shares of High Yield and Government, respectively. For the fiscal year ended September 30,
1998, the Distributor received 12b-1 fees in the amount of $6,165 and $219 for Class B shares of High Yield and Government, respectively. For the fiscal year ended September 30, 1998, the Distributor received 12b-1 fees in the amount of $114,646 and $9,413 for Class C shares of High Yield and Government, respectively.

      In reporting amounts expended under the Plans to the Board, the Distributor will allocate expenses attributable to the sale of Class A shares, Class B shares and Class C shares to the applicable class based on the ratio of sales of shares of that class to the sales of all the classes of shares of the applicable fund. The fees paid by one class of shares will not be used to subsidize the sale of any other class of shares.

      Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class requires shareholder approval of that class.

      The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Trust may effect such termination by vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees. For so long as a Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

      The Distribution Agreement and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

      For the three fiscal years ended September 30, 1998, the Distributor received as compensation for the sale of High Yield A shares $159,739, $216,612 and $134,157, respectively, of which it retained $19,066, $28,693 and $21,438, respectively. For the same periods, the Distributor received as compensation for the sale of Government A shares $17,353, $8,937 and $12,451, respectively, of which it retained $2,577, $1,139 and $3,305, respectively. For the period January 2, 1998 to September 30, 1998, the Distributor received $774 and $0 of which it retained the entire amounts for the sale of High Yield Class B and Government Class B, respectively. For the three fiscal years ended September 30, 1998, the Distributor received $1,011, $4,491 and $6,388, respectively, of which it retained $1,011, $4,491 and $6,388, respectively, for the sale of High Yield C shares, and $150, $1,057 and $354, respectively, of which it retained $150, $1,057 and $354, respectively, for the sale of Government C shares.

ADMINISTRATION OF THE TRUST
---------------------------

      ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. The Manager, subject to the control of the Board, will manage, supervise and conduct the administrative and business affairs of the Trust and of each fund; furnish office space and equipment; oversee the activities of the Subadviser and Custodian; and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. The Manager also will provide certain shareholder servicing activities for customers of the Trust.

      The Manager also is the fund accountant and transfer and dividend disbursing agent for the Trust. The Trust pays the Manager the Manager's cost plus ten percent for its services as fund accountant and transfer and dividend disbursing agent.

      For the three fiscal years ended September 30, 1998 the Manager earned approximately $29,201, $28,200 and $33,363, respectively, from Government for its services as fund accountant. For the same periods the Manager earned $31,311, $32,320 and $50,573, respectively, from High Yield for its services as fund accountant.

      CUSTODIAN. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the Trust's assets. The Custodian provides portfolio accounting and certain other services.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Trust.

      INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, is the independent accountant for the Trust. The Financial Statements and Financial Highlights of the funds for the five fiscal years ended September 30, 1998 that appear in this SAI have been audited by PricewaterhouseCoopers LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

POTENTIAL LIABILITY
-------------------

      Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX
                           COMMERCIAL PAPER RATINGS


The rating services' descriptions of commercial paper ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER DEBT RATINGS
----------------------------------------------------------------------------

PRIME-1. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS
---------------------------------------------------------

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

CORPORATE DEBT RATINGS

The rating services' descriptions of corporate debt ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE DEBT RATINGS
---------------------------------------------------------------------

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS
-------------------------------------------------------

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      The Report of the Independent Accounts and Financial Statements are incorporated herein by reference from the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1998, filed with the Securities and Exchange Commission on November 30, 1998, Accession No. 0000950144-98-013421.

                                                                       (HERITAGE
                                                                         INCOME
                                                                          TRUST
                                                                          LOGO)



                    [pictures of people working and playing]

         From Our Family to Yours: The Intelligent Creation of Wealth.


                          Intermediate Government Fund
                              High Yield Bond Fund


                              Semiannual Report
                    (Unaudited) and Investment Performance
                     Review for the Six Month Period Ended
                                March 31, 1999


                               (HERITAGE LOGO)
                              -----------------
                               INCOME TRUST(TM)
                              -----------------

                                                                    May 18, 1999

Dear Fellow Shareholders:

     I am pleased to provide you with the semiannual report for the Intermediate Government Fund and the High Yield Bond Fund (the "Funds"), each a portfolio of Heritage Income Trust for the six month period ended March 31, 1999. For this period, the Intermediate Government Fund's performance was -1.32%, -1.57% and -1.46% for Class A, B and C shares, respectively.* The High Yield Bond Fund's performance was +4.27%, +4.02%, and +4.02% for Class A, B and C shares, respectively.*

     Over the long-term, investors have been relatively well-rewarded for taking the credit risk that is inherent in investing in high yield corporate bond funds. However, over shorter periods such as during calendar 1998, returns have shown significant volatility. Government bond fund investors also have earned reasonably attractive real returns (gross returns less inflation) over the past several years. The table below presents average annualized returns for your Funds net of operating expenses and maximum front-end or contingent deferred sales charges.

INTERMEDIATE GOVERNMENT FUND
----------------------------
                                                 ONE YEAR    THREE YEARS    FIVE YEARS    LIFE OF CLASS
                                                 --------    -----------    ----------    -------------
Class A........................................   +1.99%        +4.76%        +4.86%          +5.19%(1)
Class B........................................   +1.50            --            --           +1.30(2)
Class C........................................   +5.72         +5.85            --           +6.03(3)

HIGH YIELD BOND FUND
--------------------
                                                 ONE YEAR    THREE YEARS    FIVE YEARS    LIFE OF CLASS
                                                 --------    -----------    ----------    -------------
Class A........................................   -4.25%        +6.89%        +6.74%          +8.55%(1)
Class B........................................   -4.95            --            --           -3.19(2)
Class C........................................   -1.03         +7.73            --           +8.33(3)

(1) Inception Date March 1, 1990
(2) Inception Date February 2, 1998
(3) Inception Date April 3, 1995

     In the letters that follow, Peter Wallace and Peter Wilby, the portfolio managers for the Intermediate Government and High Yield Bond Funds, respectively, provide investment commentaries for their portfolios. I hope you find their comments helpful in better understanding how your portfolios have performed over the recent reporting period.

     On behalf of all of us at Heritage, thank you for your continuing investments in the portfolios of Heritage Income Trust. If there are ever any ideas you would like to share with us about how we could better serve you, please let us know by calling (800) 709-3863.

                                          Sincerely,
                                          /s/ STEPHEN G. HILL
                                          Stephen G. Hill
                                          President

* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

                                                                  April 30, 1999
Dear Fellow Shareholders:

    The six month period ended March 31, 1999 was a difficult period for the U.S. Bond markets. The Heritage Income Trust-Intermediate Government Fund Class A Shares produced a return of -1.32%*, compared to the Lehman Brothers Intermediate Government/Corporate Index return of +0.11%. The Fund performed slightly better than the -1.70% that would have been generated by an investment in the generic five year Treasury bond.

    Over the last twelve months, the Fund's Class A Shares produced a total return of 5.97%** compared to the Lehman Brothers Intermediate
Government/Corporate Index return of 6.57%. Among its peer group the Fund ranked 29 of 128 Intermediate U.S. Government Income Funds measured by Lipper and exceeded the objective average return of 5.44%.**

    Over the last six months, yields on fixed income securities generally moved sharply higher as fears of global recession and financial disruptions waned. This is quite surprising since during this period the Federal Reserve eased monetary policy by fifty basis points by twice lowering the Federal Funds Rate and Discount Rate (three times if we count the twenty-five basis point reduction of Fed Fund's on September 29, 1998).

    In fact, many of the factors responsible for driving yields sharply lower during the third quarter of 1998 were completely reversed during the period. The global financial crisis appeared to ease as central banks injected liquidity to calm distressed markets. A financial debacle was avoided as the Federal Reserve engineered a rescue of a failing hedge fund, Long Term Capital Management, by the funds creditors.

    The Fed added significant liquidity to the financial system to offset emerging market problems, and the International Monetary Fund was successful at stemming defaults and near defaults from several developing nations. These factors, coupled with a strengthening economy and surging stock markets, quickly restored investor confidence in corporate and international bond markets and the "flight to quality" of mid-summer was reversed. Investors sold high quality Treasury and Agency bonds to once again invest in riskier types of securities. This, along with fears of renewed inflation and a much stronger domestic economy (fourth quarter 1998 GDP was +6.0%) all added to move interest rates sharply higher.

    The following Table shows the changes in Treasury yields over the last six months and the returns that were generated by each maturity segment.

                         US TREASURY YIELDS AND RETURNS

                                                          9/30/98    3/31/99    CHANGE    RETURNS
                                                          -------    -------    ------    -------
3 month.................................................   4.36%      4.47%      0.11%      2.25%
6 month.................................................   4.47       4.52       0.06       2.28
1 year..................................................   4.39       4.71       0.31       2.00
5 year..................................................   4.22       5.10       0.88      -1.70
10 year.................................................   4.41       5.23       0.82      -4.09
30 year.................................................   4.97       5.62       0.66      -8.33

Source: Bloomberg; Lehman Bros.

    Fearing a resumption of widening yield spreads on non-Treasury investments, the Fund maintained a high exposure to Treasury securities and a very light exposure to mortgage securities. This strategy, which had benefited the Fund in the prior period, penalized relative performance in the current period as yield spreads continued to narrow.

    We feel the bond market still offers excellent relative value as yields have moved sharply higher without a comparable rise in inflation. This increases the "real yield", nominal yield less inflation, to better than its long term average.

    In the near term, we believe the bond market will continue to exhibit high levels of volatility until we see some signs of a softening economy. Strategically we plan to remain at or slightly below market sensitivity until we see some evidence of a slowing in economic activity.

    Thanks for your continued confidence in the Intermediate Government Fund.

                                          Sincerely,
                                          /s/ H. PETER WALLACE

                                          H. Peter Wallace, CFA
                                          Senior Vice President
                                          Heritage Asset Management, Inc.
                                          Portfolio Manager, Intermediate
                                          Government Fund

* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
**Lipper Analytical Services, Inc. performance rankings for the Heritage Income
  Trust Intermediate Government Fund Class A Shares were 29 out of 128 Intermediate U.S. Government Funds, for the one year period ended March 31, 1999. The performance numbers used for the Fund did not take into account any front- or back-end sales charges. See the previous letter by Steven G. Hill for a full statement of returns since inception. Past performance is no guarantee of future results.

                                                                     May 3, 1999

Dear Shareholders:

    During the six months ended March 31, 1999, the Heritage Income
Trust -- High Yield Bond Fund Class A, B and C shares rose 4.27%, 4.02%, and 4.02%, respectively.* This compares with the Salomon Smith Barney High Yield Market Index, which rose 5.05%, and the Lipper High Current Yield Category, which increased 5.74%, for the same period.

    The U.S. high yield market has rebounded strongly from the global credit crunch experienced last fall, which was brought on by fundamental problems in Japan, Russia and Southeast Asia. This recovery began with the Federal Reserve Board's surprise easing of the Funds Rate in mid-October and has continued as strong U.S. economic growth continues. Except for a brief contraction in February following Brazil's currency devaluation, the market has consistently moved higher. This positive momentum has been fueled by a number of fundamental and technical factors including:

        1. A strong US economy;
        2. Rumored and announced acquisitions;
        3. Equity indices reaching historic highs;
        4. Demand for high yield paper from both retail and institutional investors;
        5. A lighter-than-anticipated new issue calendar;
        6. A rebound in energy prices; and,
        7. More stability in global markets.

    According to the Salomon Smith Barney High Yield Market Index, the average market yield at March 31, 1999 was 10.28%, unchanged from year-end and down from 10.67% at September 30, 1998. The yield premium over Treasuries finished the period at 5.11%, narrowing from 5.66% at year-end and 6.30% at September 30, 1998.

    Both demand for and new supply of high yield products have picked up since last fall given the market's stabilization and the return of investor appetite for yield. However, new issue supply has been less than anticipated and investor demand has been disciplined, with weaker deals being canceled. These trends have been healthy for the market.

    The worst performing industry by far during the six month period was Healthcare, due to difficulties transitioning to the newly imposed PPS Medicare reimbursement system. In addition, despite stellar performance during March on news that OPEC had reached an agreement to cut oil supply, the Energy sector landed as one of the worst performers on a quarterly basis. Textile/Apparel and Transportation also under performed with cheaper imports hurting the former and over capacity hurting the latter.

    The Fund trailed the Index during the period. This was partially due to underweightings in Telecommunications and Paper Products and an overweighting in Transportation. In addition, several individual holdings in Energy, Healthcare, and Electronics have dragged down the Fund's performance. The Fund did benefit from its over-weighting in Broadcasting, Leisure/Amusement and Retail.

    During the last six months, the Fund's industry allocations remained relatively unchanged. The most substantial modifications were to decrease weightings in Oil and Gas and Telecommunications. Oil and Gas was decreased by selling bonds of the higher risk exploration & production and services companies, as depressed oil and gas prices started to have an impact on the liquidity of more levered companies.

    In addition, Telecommunications was reduced as we believe the risks of these new technologies and build outs exceed the potential fixed-income returns. In contrast, exposure in the Broadcasting, Leisure/Amusement, and Consumer Products sectors was increased during the period due to our attraction to stability in earnings.

    Our outlook for the high yield market remains positive given current valuations. Our focus is to maintain a core portfolio of better quality, more liquid credits while taking advantage of opportunities in selected companies where fundamentals are solid but technicals have created compelling risk/return situations.

                                          Best regards,
                                          /s/ PETER J. WILBY

                                          Peter J. Wilby
                                          Managing Director
                                          Salomon Brothers Asset Management Inc
                                          Portfolio Manager, High Yield Bond
                                          Fund

* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                       MATURITY       MARKET
      AMOUNT                                                                          DATE          VALUE
    ---------                                                                      ----------    -----------
U.S. GOVERNMENT AND AGENCY SECURITIES--93.5%(A)
---------------------------------------------------------------------------------
 U.S. TREASURIES--80.3%(A)
        $2,300,000   U.S. Treasury Notes, 4.5%...................................    09/30/00    $ 2,282,750
         1,000,000   U.S. Treasury Notes, 6.25%..................................    01/31/02      1,029,063
         1,000,000   U.S. Treasury Notes, 5.875%.................................    09/30/02      1,022,188
         1,000,000   U.S. Treasury Notes, 5.75%..................................    11/30/02      1,018,438
         1,000,000   U.S. Treasury Notes, 5.5%...................................    02/28/03      1,010,313
         2,300,000   U.S. Treasury Notes, 5.25%..................................    08/15/03      2,305,032
         2,300,000   U.S. Treasury Notes, 4.75%..................................    02/15/04      2,264,783
         1,000,000   U.S. Treasury Notes, 5.625%.................................    05/15/08      1,018,125
                                                                                                 -----------
                     Total U.S. Treasuries (cost $12,053,734)....................                 11,950,692
                                                                                                 -----------
 U.S. GOVERNMENT AGENCIES--13.2%(A)
---------------------------------------------------------------------------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.2%
           987,771   Pool #481349, 30 year Pass-Through, 6.5%....................    01/01/29        983,371
           988,355   Pool #459881, 30 year Pass-Through, 6.5%....................    01/01/29        983,952
                                                                                                 -----------
                     Total U.S. Government Agencies (cost $1,961,838)............                  1,967,323
                                                                                                 -----------
                     Total U.S. Government and Agency Securities (cost
                     $14,035,572)................................................                 13,918,015
                                                                                                 -----------

REPURCHASE AGREEMENT--3.6%(A)
---------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated March 31,
1999 @ 4.78% to be repurchased at $533,071 on April 1, 1999, collateralized by
$490,000 United States Treasury Bonds, 6.5% due November 15, 2026, (market value
$543,539 including interest) (cost $533,000).....................................                    533,000
                                                                                                 -----------
TOTAL INVESTMENT PORTFOLIO (cost $14,568,572)(b), 97.1%(a).......................                 14,451,015
OTHER ASSETS AND LIABILITIES, net, 2.9%(a).......................................                    431,920
                                                                                                 -----------
NET ASSETS, 100.0%...............................................................                $14,882,935
                                                                                                 ===========

---------------
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $117,557, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $89,815 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $207,372.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  DOMESTIC CORPORATE BONDS -- 88.4%(A)
  ------------------------------------------
    AEROSPACE -- 0.8%
  ------------------------------------------
    $500,000   Stellex Industries, Inc.,
               9.5%, 11/01/07...............  $   450,000
                                              -----------
    AUTO PARTS/EQUIPMENT -- 2.3%
  ------------------------------------------
     500,000   American Axle & Manufacturing
               Holdings, Inc., 9.75%,
               03/01/09.....................      511,250
     250,000   Hayes Lemmerz International,
               Inc., 8.25%, 12/15/08........      250,000
     500,000   JH Heafner Company, 10.0%,
               05/15/08.....................      511,250
                                              -----------
                                                1,272,500
                                              -----------
    AUTO RENTAL/SERVICE -- 0.9%
  ------------------------------------------
     500,000   Apcoa Inc., 9.25%,
               03/15/08.....................      470,000
                                              -----------
    BEVERAGES -- 1.4%
  ------------------------------------------
     250,000   Delta Beverage Group, Inc.,
               9.75%, 12/15/03..............      260,000
     500,000   Stroh Brewery Company, 11.1%,
               07/01/06.....................      500,000
                                              -----------
                                                  760,000
                                              -----------
    BROADCASTING -- 10.8%
  ------------------------------------------
     250,000   Adelphia Communications
               Corporation, 10.5%,
               07/15/04.....................      277,500
     250,000   Adelphia Communications
               Corporation, 9.875%,
               03/01/07.....................      272,500
     500,000   Chancellor Media Corporation,
               9.375%, 10/01/04.............      521,250
   1,000,000   Charter Communications
               Holdings, LLC, 0% to
               04/01/04, 9.92% to
               maturity(b), 04/01/11........      645,000
     500,000   CSC Holdings Inc., 10.5%,
               05/15/16.....................      595,000
     500,000   Falcon Holdings Group, L.P.,
               8.375%, 04/15/10.............      502,500
     500,000   Granite Broadcasting, 8.875%,
               05/15/08.....................      500,000
     500,000   Jacor Communications, Inc.,
               9.75%, 12/15/06..............      550,000
     500,000   LIN Television Corporation,
               8.375%, 03/01/08.............      499,375
     500,000   Mediacom LLC Capital, 8.5%,
               04/15/08.....................      508,750
     329,000   SFX Broadcasting, Inc.,
               10.75%, 05/15/06.............      363,545
   1,100,000   United International
               Holdings, 0% to 02/15/03,
               10.75% to maturity(b),
               02/15/08.....................      746,625
                                              -----------
                                                5,982,045
                                              -----------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
    BUILDING -- 0.9%
  ------------------------------------------
     500,000   Panolam Industries
               International, 11.5%,
               02/15/09.....................      512,500
                                              -----------
    CHEMICALS -- 1.8%
  ------------------------------------------
     500,000   Equistar Chemicals, L.P.,
               8.75%, 02/15/09..............      508,934
     500,000   Philipp Brothers Chemicals,
               9.875%, 06/01/08.............      490,000
                                              -----------
                                                  998,934
                                              -----------
    CONGLOMERATES/DIVERSIFIED -- 1.1%
  ------------------------------------------
   1,000,000   Jordan Industries, 0% to
               04/01/02, 11.75% to
               maturity(b), 04/01/09........      610,000
                                              -----------
    CONTAINERS -- 1.9%
  ------------------------------------------
     500,000   Plastic Containers, Inc.,
               10.0%, 12/15/06..............      530,000
     250,000   Radnor Holdings, Inc., 10.0%,
               12/01/03.....................      261,250
     250,000   Radnor Holdings, Inc., Series
               "B", 10.0%, 12/01/03.........      261,250
                                              -----------
                                                1,052,500
                                              -----------
    COSMETICS/TOILETRIES -- 2.1%
  ------------------------------------------
     350,000   French Fragrances, Inc.,
               10.375%, 05/15/07............      353,500
     500,000   Jafra Cosmetics
               International, Inc., 11.75%,
               05/01/08.....................      446,250
     600,000   Revlon Worldwide Corporation,
               Zero Coupon Bond, 03/15/01...      360,000
                                              -----------
                                                1,159,750
                                              -----------
    ELECTRONICS/ELECTRIC -- 2.8%
  ------------------------------------------
     500,000   Amphenol Corporation, 9.875%,
               05/15/07.....................      520,000
     500,000   Axiohm Transaction Solutions,
               Inc., 9.75%, 10/01/07........      453,750
     250,000   DecisionOne Corporation,
               9.75%, 08/01/07..............       17,500
     500,000   DecisionOne Holdings
               Corporation, 0% to 8/1/02,
               11.5% to maturity(b),
               08/01/08.....................       15,000
     500,000   L-3 Communications
               Corporation, 10.375%,
               05/01/07.....................      550,000
                                              -----------
                                                1,556,250
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 1999
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  FINANCE--3.5%
  -------------------------------------------------------
    $500,000   Airplane Pass Through Trust,
               Class "D", 10.875%,
               03/15/19.....................  $   497,695
     250,000   ContiFinancial Corporation,
               7.50%, 03/15/02..............      192,500
     250,000   ContiFinancial Corporation,
               8.125%, 04/01/08.............      181,250
     125,000   ContiFinancial Corporation,
               8.375%, 08/15/03.............       96,250
     500,000   DVI, Inc., 9.875%,
               02/01/04.....................      486,250
     500,000   Morgan Stanley Aircraft
               Finance, 8.7%, 03/15/23......      451,335
                                              -----------
                                                1,905,280
                                              -----------
    FOOD--4.9%
  ------------------------------------------
     250,000   B&G Foods, Inc., 9.625%,
               08/01/07.....................      242,500
     500,000   Carr-Gottstein Foods Company,
               12.0%, 11/15/05..............      575,625
     500,000   CFP Holdings, Inc., 11.625%,
               01/15/04.....................      417,500
     500,000   Imperial Holly Corporation,
               9.75%, 12/15/07..............      503,750
     700,000   Nebco Evans Holding
               Corporation, 0% to 07/15/02,
               12.375% to maturity(b),
               07/15/07.....................      245,000
     250,000   Purina Mills, Inc., 9.0%,
               03/15/10.....................      203,750
     500,000   SC International Services,
               Inc., 9.25%, 09/01/07........      540,000
                                              -----------
                                                2,728,125
                                              -----------
    GRAPHIC ARTS--0.9%
  -------------------------------------------------------
     250,000   Mail-Well Corporation, 8.75%,
               12/15/08.....................      256,250
     250,000   World Color Press, Inc.,
               8.375%, 11/15/08.............      256,250
                                              -----------
                                                  512,500
                                              -----------
    HEALTH CARE CENTERS--0.5%
  -------------------------------------------------------
     400,000   Graham-Field Health Products,
               Inc., 9.75%, 08/15/07........      228,000
     375,000   Vencor, Inc., 9.875%,
               05/01/05.....................       60,000
                                              -----------
                                                  288,000
                                              -----------
    HOTELS/MOTELS/INNS--1.8%
  -------------------------------------------------------
     500,000   HMH Properties, Inc., Series
               "B", 7.875%, 08/01/08........      481,250
     500,000   Prime Hospitality
               Corporation, 9.75%,
               04/01/07.....................      515,000
                                              -----------
                                                  996,250
                                              -----------
    HOUSEHOLD PRODUCTS--1.9%
  -------------------------------------------------------
     500,000   Ekco Group, Inc., 9.25%,
               04/01/06.....................      511,250
     500,000   Shop Vac Corporation,
               10.625%, 09/01/03............      542,500
                                              -----------
                                                1,053,750
                                              -----------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
    JEWELRY/SILVERWARE/TIME PIECES/CHINA--0.8%
  -------------------------------------------------------
     500,000   Finlay Enterprises, Inc.,
               9.0%, 05/01/08...............      470,000
                                              -----------
    LEISURE/AMUSEMENT--3.7%
  ------------------------------------------
     500,000   Empress Entertainment,
               8.125%, 07/01/06.............      497,500
     500,000   Hollywood Park Inc., 9.25%,
               02/15/07.....................      513,750
     500,000   Park Place Entertainment
               Corporation, 7.875%,
               12/15/05.....................      490,000
     500,000   Waterford Gaming, LLC, 9.5%,
               03/15/10.....................      511,875
                                              -----------
                                                2,013,125
                                              -----------
    MANUFACTURING/DISTRIBUTIONS--9.2%
  ------------------------------------------
     350,000   Alvey Systems, Inc., 11.375%,
               01/31/03.....................      353,500
     500,000   Breed Technologies Inc.,
               9.25%, 04/15/08..............      215,000
     500,000   Foamex, L.P., 9.875%,
               06/15/07.....................      475,000
     500,000   Furon Company, 8.125%,
               03/01/08.....................      490,000
     250,000   Hexcel Corporation, 9.75%,
               01/15/09.....................      252,813
     500,000   High Voltage Engineering
               Group, 10.5%, 08/15/04.......      468,375
     325,000   Hines Horticulture, Inc.,
               11.75%, 10/15/05.............      351,000
     500,000   Indesco International, Inc.,
               9.75%, 04/15/08..............      422,500
     500,000   International Knife & Saw,
               11.375%, 11/15/06............      506,250
     500,000   Polymer Group, Inc., 9.0%,
               07/01/07.....................      506,250
     500,000   Simmons Company 10.25%,
               03/15/09.....................      517,500
     500,000   True Temper Sports Inc.,
               10.875%, 12/01/08............      462,500
                                              -----------
                                                5,020,688
                                              -----------
    MEDICAL EQUIPMENT/SUPPLY--4.4%
  ------------------------------------------
     500,000   Fresenius Medical Care, 9.0%
               12/01/06.....................      515,000
     350,000   Kinetic Concepts, Inc,
               Series "B", 9.625%,
               11/01/07.....................      337,750
     500,000   Maxxim Medical, Inc., 10.5%,
               08/01/06.....................      532,500
     500,000   Packard Bioscience Company,
               9.375%, 03/01/07.............      483,750
     500,000   Prime Medical Services, Inc.,
               8.75%, 04/01/08..............      487,500
                                              -----------
                                                2,356,500
                                              -----------
    METAL--1.9%
  ------------------------------------------
     500,000   Neenah Corporation, Series
               "D", 11.125%, 05/01/07.......      526,250
     500,000   Renco Metals Inc., 11.5%,
               07/01/03.....................      520,000
                                              -----------
                                                1,046,250
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 1999
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  MINING/DIVERSIFIED--0.9%
  ------------------------------------------
    $500,000   P&L Coal Holdings
               Corporation, 8.875%,
               05/15/08.....................  $   521,875
                                              -----------
    OIL & GAS--2.1%
  ------------------------------------------
     500,000   Benton Oil & Gas Company,
               11.625%, 05/01/03............      330,000
     500,000   Clark R&M, Inc., 8.875%,
               11/15/07.....................      420,000
     250,000   Costilla Energy, Inc.,
               10.25%, 10/01/06.............      171,250
     500,000   Dailey International, Inc.,
               9.5%, 02/15/08...............      160,000
     375,000   Transamerican Energy
               Corporation, 0% to 06/15/99,
               13.0% to maturity(b),
               06/15/02.....................       78,750
                                              -----------
                                                1,160,000
                                              -----------
    PLASTIC/PRODUCTS--1.0%
  ------------------------------------------
     500,000   Berry Plastics Corporation,
               12.25%, 04/15/04.............      527,500
                                              -----------
    POLLUTION CONTROL--2.4%
  ------------------------------------------
     500,000   Allied Waste North America,
               Inc., 7.875%, 01/01/09.......      489,375
     375,000   Envirosource, Inc., 9.75%,
               06/15/03.....................      300,000
     500,000   Safety Kleen Services, 9.25%,
               06/01/08.....................      522,500
                                              -----------
                                                1,311,875
                                              -----------
    PUBLISHING--3.8%
  ------------------------------------------
     500,000   Advanstar Communications,
               9.25%, 05/01/08..............      517,500
     500,000   American Media Operation,
               Inc., 11.625%, 11/15/04......      540,000
     500,000   Big Flower Press Holdings,
               Inc., 8.875%, 07/01/07.......      507,500
     500,000   Hollinger International
               Publishing, 9.25%,
               03/15/07.....................      522,500
                                              -----------
                                                2,087,500
                                              -----------
    REAL ESTATE/LAND DEVELOPMENT--0.9%
  ------------------------------------------
     500,000   Forest City Enterprises,
               Inc., 8.5%, 03/15/08.........      502,500
                                              -----------
    RETAIL STORES--4.2%
  ------------------------------------------
     500,000   Cole National Group, 9.875%,
               12/31/06.....................      517,500
     500,000   Jitney Jungle Stores, 12.0%,
               03/01/06.....................      555,000
     500,000   Leslie's Poolmart, 10.375%,
               07/15/04.....................      521,250
     500,000   Musicland Group, 9.0%,
               06/15/03.....................      505,000
     250,000   Pueblo Xtra International,
               9.5%, 08/01/03...............      241,875
                                              -----------
                                                2,340,625
                                              -----------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
    SERVICES--5.9%
  ------------------------------------------
     500,000   Comforce Operating, Inc.,
               12.0%, 12/01/07..............      492,500
     250,000   Federal Data Corporation,
               10.125%, 08/01/05............      245,312
     250,000   Iron Mountain, Inc., 10.125%,
               10/01/06.....................      268,750
     500,000   Kindercare Learning Centers,
               Inc., 9.5%, 02/15/04.........      502,500
     500,000   Loomis Fargo & Company,
               10.0%, 01/15/04..............      495,000
     250,000   Pierce Leahy Corporation,
               11.125%, 07/15/09............      278,125
     500,000   Protection One Alarm
               Monitoring, Inc., 8.125%,
               07/15/09.....................      510,000
     500,000   Sitel Corporation, 9.25%,
               03/15/06.....................      475,000
                                              -----------
                                                3,267,187
                                              -----------
    TELECOMMUNICATIONS--4.7%
  ------------------------------------------
     500,000   Facilicom International,
               10.5%, 01/15/08..............      395,000
     250,000   GST Telecommunications, 0% to
               10/31/02, 10.5% to
               maturity(b) 05/01/08.........      131,250
     250,000   Intermedia Communications,
               Inc., 8.6%, 06/01/08.........      250,000
   1,000,000   International CableTel, Inc.,
               0% to 02/01/01, 11.5% to
               maturity(b), 02/01/06,.......      870,000
     500,000   Jordan Telecom Products, 0%
               to 08/01/00, 11.75% to
               maturity(b) 08/01/07.........      407,500
     750,000   Nextel Communications, Inc.,
               0% to 10/31/02, 9.75% to
               maturity(b), 10/31/07........      525,000
                                              -----------
                                                2,578,750
                                              -----------
    TOBACCO--0.9%
  ------------------------------------------
     500,000   North Atlantic Trading
               Company, 11.0%, 06/15/04.....      502,500
                                              -----------
    TRANSPORTATION--1.3%
  ------------------------------------------
     375,000   Coach USA Inc., Series "B",
               9.375%, 07/01/07.............      391,875
     500,000   Holt Group, 9.75%,
               01/15/06.....................      340,625
                                              -----------
                                                  732,500
                                              -----------
  Total Domestic Corporate Bonds (cost
    $51,985,703)............................   48,747,759
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 1999
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  FOREIGN CORPORATE BONDS -- 6.4%(A)(C)
  -------------------------------------------------------
    BROADCASTING -- 1.3%
  ------------------------------------------
    $250,000   Diamond Cable Communications,
               PLC, 0% to 12/15/00, 11.75%
               to maturity(b), 12/15/05.....  $   220,938
     500,000   Rogers Communications, Inc.,
               8.875%, 07/15/07.............      521,250
                                              -----------
                                                  742,188
                                              -----------
    HOTELS/MOTELS/INNS -- 0.9%
  ------------------------------------------
     500,000   Sun International Hotels,
               Ltd., 8.625%, 12/15/07.......      512,500
                                              -----------
    MANUFACTURING DISTRIBUTIONS -- 0.9%
  ------------------------------------------
     500,000   International Utility
               Structures, Inc., 10.75%,
               02/01/08.....................      509,375
                                              -----------
    MINING/DIVERSIFIED -- 0.8%
  ------------------------------------------
     500,000   Murrin Murrin Holdings
               Property, 9.375%, 08/31/07...      455,000
                                              -----------
    PAPER/PRODUCTS -- 0.8%
  ------------------------------------------
     500,000   Miller Western Forest,
               9.875%, 05/15/08.............      445,000
                                              -----------
    SHIPPING/SHIPBUILDING -- 0.6%
  ------------------------------------------
     500,000   Enterprises Shipholding,
               8.875%, 05/01/08.............      320,000
                                              -----------
    TELECOMMUNICATIONS -- 0.6%
  ------------------------------------------
     350,000   Telewest Communications PLC,
               0% to 10/01/00, 11.0% to
               maturity(b) 10/01/07.........      308,000
                                              -----------
    TRANSPORTATION -- 0.5%
  ------------------------------------------
     250,000   Stena Line AB, 10.5%,
               12/15/05                           250,000
                                              -----------

  Total Foreign Corporate Bonds
    (cost $3,817,693).......................    3,542,063
                                              -----------
                                               52,289,822
  Total investment portfolio excluding
    repurchase agreement (cost
    $55,803,396)(d), 94.8%(a)...............

                                                MARKET
                                                 VALUE
                                                ------
  REPURCHASE AGREEMENT -- 3.1%(A)
  -------------------------------------------------------

  Repurchase Agreement with State Street
  Bank and Trust Company, dated March 31,
  1999 @ 4.78% to be repurchased at
  $1,702,226 on April 1, 1999,
  collateralized by $1,565,000 United States
  Treasury Bonds, 6.5% due November 15, 2026
  (market value $1,735,997 including
  interest)(cost $1,702,000)................    1,702,000
                                              -----------

  TOTAL INVESTMENT PORTFOLIO (cost
    $57,505,396)(d), 97.9%(a)...............   53,991,822

  OTHER ASSETS AND LIABILITIES, net,
    2.1%(a).................................    1,159,396
                                              -----------

  NET ASSETS, 100.0%........................  $55,151,218
                                              ===========

---------------
(a) Percentages are based on net assets.
(b) Bonds reset to applicable coupon rate at a future date.
(c) Denominated in U.S. dollars.
(d) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $3,513,574, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $864,789 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $4,378,363.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                               INTERMEDIATE      HIGH YIELD
                                                              GOVERNMENT FUND     BOND FUND
                                                              ---------------    -----------
Assets
------------------------------------------------------------

Investments, at market value (identified cost $14,035,572
  and $55,803,396, respectively) (Note 1)...................    $13,918,015      $52,289,822
Repurchase agreement (identified cost $533,000 and
  $1,702,000, respectively) (Note 1)........................        533,000        1,702,000
Cash........................................................             90              381
Receivables:
  Investments sold..........................................             --           55,550
  Fund shares sold..........................................        390,367          126,980
  From Manager..............................................         30,939               --
  Dividends and interest....................................         95,511        1,288,078
Deferred state qualification expenses (Note 1)..............         20,621           21,371
Prepaid insurance...........................................          1,953            3,249
                                                                -----------      -----------
        Total Assets........................................    $14,990,496      $55,487,431
                                                                -----------      -----------
Liabilities
------------------------------------------------------------

Payables (Note 4):
  Investments purchased.....................................    $        --      $    54,962
  Fund shares redeemed......................................         60,533          125,101
  Accrued management fee....................................             --           76,578
  Accrued distribution fee..................................          4,483           20,509
  Other accrued expenses....................................         42,545           59,063
                                                                -----------      -----------
        Total Liabilities...................................    $   107,561      $   336,213
                                                                -----------      -----------
Net assets, at market value.................................    $14,882,935      $55,151,218
                                                                ===========      ===========
Net Assets
------------------------------------------------------------

Net assets consist of:
  Paid-in capital...........................................    $21,247,840      $58,924,386
  Undistributed net investment income (Note 1)..............        658,089          419,639
  Accumulated net realized loss (Notes 1 and 5).............     (6,905,437)        (679,233)
  Net unrealized depreciation on investments................       (117,557)      (3,513,574)
                                                                -----------      -----------
Net assets, at market value.................................    $14,882,935      $55,151,218
                                                                ===========      ===========
Net assets, at market value
  Class A Shares............................................    $12,414,756      $38,649,388
  Class B Shares............................................        339,211        2,825,550
  Class C Shares............................................      2,128,968       13,676,280
                                                                -----------      -----------
        Total...............................................    $14,882,935      $55,151,218
                                                                ===========      ===========
Shares of beneficial interest outstanding
  Class A Shares............................................      1,326,965        3,970,528
  Class B Shares............................................         36,379          291,654
  Class C Shares............................................        228,167        1,411,663
                                                                -----------      -----------
        Total...............................................      1,591,511        5,673,845
                                                                ===========      ===========
Net Asset Value -- offering and redemption price per share
  (Notes 1 and 2)
  Class A Shares............................................          $9.36            $9.73
                                                                ===========      ===========
    Maximum offering price per share (100/96.25 of $9.36 and
     $9.73, respectively)...................................          $9.72           $10.11
                                                                ===========      ===========
  Class B Shares............................................          $9.32            $9.69
                                                                ===========      ===========
  Class C Shares............................................          $9.33            $9.69
                                                                ===========      ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                            STATEMENT OF OPERATIONS
                 FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                               INTERMEDIATE      HIGH YIELD
                                                              GOVERNMENT FUND     BOND FUND
                                                              ---------------    -----------
Investment Income
------------------------------------------------------------
Income:
  Interest..................................................    $  411,976       $ 2,789,195
Expenses (notes 1 and 4):
  Management fee............................................        39,454           163,010
  Distribution fee (Class A Shares).........................        20,229            55,237
  Distribution fee (Class B Shares).........................           699             8,932
  Distribution fee (Class C Shares).........................         7,987            53,257
  Professional fees.........................................        22,093            23,570
  Custodian/Fund accounting fees............................        23,544            36,331
  State qualification expenses..............................        16,157            17,037
  Reports to shareholders...................................         6,521            12,133
  Shareholder servicing fees................................         6,109            18,138
  Trustees' fees and expenses...............................         5,194             4,905
  Insurance.................................................         1,015             1,689
  Other.....................................................            89               356
                                                                ----------       -----------
        Total expenses before waiver and reimbursement......       149,091           394,595
        Fees waived by Manager (Note 4).....................       (39,454)          (32,617)
        Reimbursement from Manager..........................       (32,989)               --
                                                                ----------       -----------
        Total expenses after waiver and reimbursement.......        76,648           361,978
                                                                ----------       -----------
Net investment income.......................................       335,328         2,427,217
                                                                ----------       -----------
Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------
Net realized gain (loss) from investment transactions.......       190,209          (679,709)
Net increase (decrease) in unrealized appreciation of
  investments during the period.............................      (758,057)          490,539
                                                                ----------       -----------
        Net loss on investments.............................      (567,848)         (189,170)
                                                                ----------       -----------
Net increase (decrease) in net assets resulting from
  operations................................................    $ (232,520)      $ 2,238,047
                                                                ==========       ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                               MONTH PERIOD
                                                                  ENDED              FOR THE
                                                              MARCH 31, 1999        YEAR ENDED
INTERMEDIATE GOVERNMENT FUND                                   (UNAUDITED)      SEPTEMBER 30, 1998
----------------------------                                  --------------    ------------------
Increase (decrease) in net assets:
Operations:
  Net investment income.....................................   $   335,328         $   748,165
  Net realized gain on investment transactions..............       190,209             280,582
  Net increase (decrease) in unrealized appreciation of
    investments during the period...........................      (758,057)            585,698
                                                               -----------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (232,520)          1,614,445
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.21 and $0.49 per
    share, respectively)....................................      (291,077)           (694,550)
  Net investment income Class B Shares, ($0.20 and $0.26*
    per share, respectively)................................        (4,535)             (1,541)
  Net investment income Class C Shares, ($0.20 and $0.47 per
    share, respectively)....................................       (64,678)            (72,672)
Increase (decrease) in net assets from Fund share
  transactions (Note 2).....................................    (2,301,833)          2,061,901
                                                               -----------         -----------
Increase (decrease) in net assets...........................    (2,894,643)          2,907,583
Net assets, beginning of period.............................    17,777,578          14,869,995
                                                               -----------         -----------
Net assets, end of period (including undistributed net
  investment income of $658,089 and $683,051,
  respectively).............................................   $14,882,935         $17,777,578
                                                               ===========         ===========
                                                               FOR THE SIX
                                                               MONTH PERIOD
                                                                  ENDED              FOR THE
                                                              MARCH 31, 1999        YEAR ENDED
High Yield Bond Fund                                           (UNAUDITED)      SEPTEMBER 30, 1998
------------------------------------------------------------   -----------         -----------
Increase (decrease) in net assets:
Operations:
  Net investment income.....................................   $ 2,427,217         $ 4,818,000
  Net realized gain (loss) on investment transactions.......      (679,709)            761,512
  Net increase (decrease) in unrealized appreciation of
    investments during the period...........................       490,539          (5,944,103)
                                                               -----------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     2,238,047            (364,591)
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.45 and $0.89 per
    share, respectively)....................................    (1,787,403)         (3,625,981)
  Net investment income Class B Shares, ($0.42 and $0.48*
    per share, respectively)................................       (93,516)            (55,927)
  Net investment income Class C Shares, ($0.42 and $0.84 per
    share, respectively)....................................      (578,465)         (1,143,752)
Increase in net assets from Fund share transactions (Note
  2)........................................................       611,434           5,333,666
                                                               -----------         -----------
Increase in net assets......................................       390,097             143,415
Net assets, beginning of period.............................    54,761,121          54,617,706
                                                               -----------         -----------
Net assets, end of period (including undistributed net
  investment income of $419,639 and $451,806,
  respectively).............................................   $55,151,218         $54,761,121
                                                               ===========         ===========

---------------

* For the period February 2, 1998 (commencement of Class B Shares) to September 30, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
               HERITAGE INCOME TRUST-INTERMEDIATE GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                          CLASS A SHARES                                   CLASS B SHARES
                                   ------------------------------------------------------------   --------------------------------
                                     FOR THE SIX                                                    FOR THE SIX
                                    MONTH PERIOD                                                   MONTH PERIOD
                                        ENDED            FOR THE YEARS ENDED SEPTEMBER 30,             ENDED
                                   MARCH 31, 1999*   ------------------------------------------   MARCH 31, 1999*
                                     (UNAUDITED)     1998*    1997*    1996*     1995    1994*      (UNAUDITED)        1998++*
                                   ---------------   ------   ------   ------   ------   ------   ---------------   --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................      $ 9.70        $ 9.20   $ 9.08   $ 9.29   $ 9.10   $ 9.44       $ 9.67            $ 9.28
                                       ------        ------   ------   ------   ------   ------       ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(a).......        0.20          0.48     0.51     0.50     0.62     0.43         0.17              0.33
  Net realized and unrealized
    gain (loss) on investments...       (0.33)         0.51     0.13    (0.21)    0.12    (0.40)       (0.32)             0.32
                                       ------        ------   ------   ------   ------   ------       ------            ------
  Total from Investment
    Operations...................       (0.13)         0.99     0.64     0.29     0.74     0.03        (0.15)             0.65
                                       ------        ------   ------   ------   ------   ------       ------            ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income.......................       (0.21)        (0.49)   (0.52)   (0.50)   (0.55)   (0.37)       (0.20)            (0.26)
                                       ------        ------   ------   ------   ------   ------       ------            ------
  Total Distributions............       (0.21)        (0.49)   (0.52)   (0.50)   (0.55)   (0.37)       (0.20)            (0.26)
                                       ------        ------   ------   ------   ------   ------       ------            ------
NET ASSET VALUE, END OF PERIOD...      $ 9.36        $ 9.70   $ 9.20   $ 9.08   $ 9.29   $ 9.10       $ 9.32            $ 9.67
                                       ======        ======   ======   ======   ======   ======       ======            ======
TOTAL RETURN (%)(B)..............       (1.32)(c)     11.18     7.28     3.24     8.47     0.36        (1.57)(c)          7.16(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average daily net
    assets(a)....................        0.92(d)       0.92     0.93     0.94     0.95     0.95         1.20(d)           1.20(d)
  Net investment income to
    average daily net assets.....        4.30(d)       5.18     5.65     5.42     5.50     4.60         4.04(d)           4.59(d)
  Portfolio turnover rate........         100(c)        188       69      135      162      214          100(c)            188(c)
  Net assets, end of period ($
    millions)....................          12            13       14       18       24       41         0.34              0.13

                                                     CLASS C SHARES
                                   ---------------------------------------------------
                                     FOR THE SIX
                                    MONTH PERIOD
                                        ENDED        FOR THE YEARS ENDED SEPTEMBER 30,
                                   MARCH 31, 1999*   ---------------------------------
                                     (UNAUDITED)     1998*    1997*    1996*    1995+
                                   ---------------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................      $ 9.67        $ 9.18   $ 9.06   $ 9.27   $ 9.05
                                       ------        ------   ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(a).......        0.17          0.41     0.49     0.49     0.21
  Net realized and unrealized
    gain (loss) on investments...       (0.31)         0.55     0.13    (0.21)    0.23
                                       ------        ------   ------   ------   ------
  Total from Investment
    Operations...................       (0.14)         0.96     0.62     0.28     0.44
                                       ------        ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income.......................       (0.20)        (0.47)   (0.50)   (0.49)   (0.22)
                                       ------        ------   ------   ------   ------
  Total Distributions............       (0.20)        (0.47)   (0.50)   (0.49)   (0.22)
                                       ------        ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD...      $ 9.33        $ 9.67   $ 9.18   $ 9.06   $ 9.27
                                       ======        ======   ======   ======   ======
TOTAL RETURN (%)(B)..............       (1.46)(c)     10.85     7.02     3.04     4.90(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average daily net
    assets(a)....................        1.20(d)       1.20     1.20     1.20     1.20(d)
  Net investment income to
    average daily net assets.....        4.02(d)       4.74     5.38     5.22     5.19(d)
  Portfolio turnover rate........         100(c)        188       69      135      162(c)
  Net assets, end of period ($
    millions)....................           2             5        1      0.6     0.07

---------------

   * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since use of the undistributed income method does not correspond with results of operations.
   + For the period April 3, 1995 (commencement of Class C Shares) to September
     30, 1995.
  ++ For the period February 2, 1998 (commencement of Class B Shares) to
     September 30, 1998.
 (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.04, $.10, $.07, $.06, $.06 and $.03 per Class A Share,
     respectively. The operating expense ratios including such items would have been 1.84% (annualized), 2.00%, 1.67%, 1.61%, 1.47% and 1.18% per Class A
     Share, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.04 and $.06 per Class B Share, respectively. The operating expense ratio including such items would have been 2.12% (annualized) and 2.28% (annualized) per Class B Share, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.04, $.10, $.07, $.06 and $.06 per Class C Share, respectively. The operating expense ratios including such items would have been 2.12% (annualized), 2.28%, 1.94%, 1.87% and 1.72%
     (annualized) per Class C Share, respectively.
 (b) Does not reflect the imposition of a sales charge.
 (c) Not annualized.
 (d) Annualized.

      The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                      CLASS A SHARES                                  CLASS B SHARES
                                -----------------------------------------------------------   -------------------------------
                                 FOR THE SIX                                                   FOR THE SIX
                                 MONTH PERIOD                                                  MONTH PERIOD
                                    ENDED            FOR THE YEARS ENDED SEPTEMBER 30,            ENDED
                                MARCH 31, 1999   ------------------------------------------   MARCH 31, 1999
                                 (UNAUDITED)      1998     1997     1996     1995     1994     (UNAUDITED)         1998++
                                --------------   ------   ------   ------   ------   ------   --------------   --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................      $ 9.77       $10.69   $10.22   $ 9.94   $ 9.65   $10.65       $ 9.73           $10.57
                                    ------       ------   ------   ------   ------   ------       ------           ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(a)....        0.44         0.88     0.90     0.84(e)  0.72     0.69         0.42             0.51
  Net realized and unrealized
    gain (loss) on
    investments...............       (0.03)       (0.91)    0.46     0.24     0.31    (0.84)       (0.04)           (0.87)
                                    ------       ------   ------   ------   ------   ------       ------           ------
  Total from Investment
    Operations................        0.41        (0.03)    1.36     1.08     1.03    (0.15)        0.38            (0.36)
                                    ------       ------   ------   ------   ------   ------       ------           ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income.........       (0.45)       (0.89)   (0.89)   (0.80)   (0.74)   (0.71)       (0.42)           (0.48)
  Distributions from net
    realized gains............          --           --       --       --       --    (0.07)          --               --
  Distribution in excess of
    net realized gains........          --           --       --       --       --    (0.07)          --               --
                                    ------       ------   ------   ------   ------   ------       ------           ------
  Total Distributions.........       (0.45)       (0.89)   (0.89)   (0.80)   (0.74)   (0.85)       (0.42)           (0.48)
                                    ------       ------   ------   ------   ------   ------       ------           ------
NET ASSET VALUE, END OF
  PERIOD......................      $ 9.73       $ 9.77   $10.69   $10.22   $ 9.94   $ 9.65       $ 9.69           $ 9.73
                                    ======       ======   ======   ======   ======   ======       ======           ======
TOTAL RETURN (%)(B)...........        4.27(c)     (0.52)   14.00    11.44    11.23    (1.59)        4.02(c)         (3.58)(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average daily net
    assets(a).................        1.19(d)      1.19     1.21     1.23     1.25     1.25         1.70(d)          1.70(d)
  Net investment income to
    average daily net
    assets....................        9.08(d)      8.44     8.76     8.41     7.35     6.76         8.60(d)          7.90(d)
  Portfolio turnover rate.....          24(c)        87      101      143      109      135           24(c)            87(c)
  Net assets, end of period($
    millions).................          38           40       42       33       30       36            3                2

                                                  CLASS C SHARES
                                ---------------------------------------------------
                                 FOR THE SIX
                                 MONTH PERIOD
                                    ENDED        FOR THE YEARS ENDED SEPTEMBER 30,
                                MARCH 31, 1999   ----------------------------------
                                 (UNAUDITED)      1998      1997     1996    1995+
                                --------------   ------    ------   ------   ------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................      $ 9.73       $10.65    $10.18   $ 9.91   $ 9.62
                                    ------       ------    ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(a)....        0.41         0.83      0.85     0.79(e)  0.31
  Net realized and unrealized
    gain (loss) on
    investments...............       (0.03)       (0.91)     0.46     0.24     0.28
                                    ------       ------    ------   ------   ------
  Total from Investment
    Operations................        0.38        (0.08)     1.31     1.03     0.59
                                    ------       ------    ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income.........       (0.42)       (0.84)    (0.84)   (0.76)   (0.30)
  Distributions from net
    realized gains............          --           --        --       --       --
  Distribution in excess of
    net realized gains........          --           --        --       --       --
                                    ------       ------    ------   ------   ------
  Total Distributions.........      $(0.42)       (0.84)    (0.84)   (0.76)   (0.30)
                                    ------       ------    ------   ------   ------
NET ASSET VALUE, END OF
  PERIOD......................      $ 9.69       $ 9.73    $10.65   $10.18   $ 9.91
                                    ======       ======    ======   ======   ======
TOTAL RETURN (%)(B)...........        4.02(c)     (1.02)    13.53    10.93     6.18(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average daily net
    assets(a).................        1.70(d)      1.70      1.70     1.70     1.70(d)
  Net investment income to
    average daily net
    assets....................        8.57(d)      7.93      8.26     8.39     6.67(d)
  Portfolio turnover rate.....          24(c)        87       101      143      109(c)
  Net assets, end of period($
    millions).................          14           13        13        6      0.6

---------------
 + For the period April 3, 1995 (commencement of Class C Shares) to September 30, 1995.
 ++ For the period February 2, 1998 (commencement of Class B Shares) to September 30, 1998.
(a) Excludes management fees waived by the Manager in the amount of $.01, $.01, $.01, $.03, $.03 and $.02 per Class A Share, respectively. The operating expense ratios including such items would have been 1.31% (annualized), 1.30%, 1.30%, 1.51%, 1.51% and 1.42% per Class A Share, respectively.
    Excludes management fees waived by the manager in the amount of $.01 and $.01 per Class B Share. The operating expense ratio including such items would have been 1.82% (annualized) and 1.80% (annualized) per Class B Share, respectively. Excludes management fees waived by the Manager in the amount of $.01, $.01, $.01, $0.03 and $0.03 per Class C Share, respectively. The operating expense ratios including such items would have been 1.82% (annualized), 1.80%, 1.79%, 1.98% and 1.96% (annualized) per Class C Share, respectively.
(b) Does not reflect the imposition of a sales charge.
(c) Not annualized.
(d) Annualized.
(e) Amounts calculated prior to reclassification of $16,079. The effect of such reclassification would have resulted in an increase in net investment income of $.01 for Class A Shares and $0.01 for Class C Shares.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Note 1:
      SIGNIFICANT ACCOUNTING POLICIES. Heritage Income Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund (formerly known as the Limited Maturity Government Portfolio) and the High Yield Bond Fund (formerly known as the Diversified Portfolio) (each, a "Fund" and collectively, the "Funds"). The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital. The High Yield Bond Fund has an investment objective of high current income. The Funds currently issue Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning February 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price) declining to 0% over a six-year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

      Security Valuation: Each Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

      Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

      Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. Each Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

      Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for each Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

      Expenses: Each Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are allocated proportionately among all Heritage funds. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

      State Qualification Expenses: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

      Capital Accounts: The Funds report the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

      Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis except when income is not expected. All original issue discounts are accreted for both federal income tax and financial reporting purposes.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2:
      FUND SHARES: At March 31, 1999, there was an unlimited number of shares of beneficial interest of no par value authorized.

      INTERMEDIATE GOVERNMENT FUND

      Transactions in Class A, B and C Shares of the Fund during the six month period ended March 31, 1999, were as follows:

                                                   A SHARES                   B SHARES                    C SHARES
                                           ------------------------   ------------------------    ------------------------
        FOR THE PERIOD ENDED                SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
        MARCH 31, 1999 (UNAUDITED)         ---------    -----------   ---------    -----------    ---------    -----------
        Shares sold......................    208,703    $ 2,000,087      37,474    $   355,103       74,197    $   702,791
        Shares issued on reinvestment of
          distributions..................     27,106        258,017         323          3,050        6,673         63,644
        Shares redeemed..................   (212,033)    (2,010,866)    (14,506)      (137,311)    (371,287)    (3,536,348)
                                           ---------    -----------   ---------    -----------    ---------    -----------
        Net increase (decrease)..........     23,776    $   247,238      23,291    $   220,842     (290,417)   $(2,769,913)
                                                        ===========                ===========                 ===========
        Shares outstanding:
          Beginning of period............  1,303,189                     13,088                     518,584
                                           ---------                  ---------                   ---------
          End of period..................  1,326,965                     36,379                     228,167
                                           =========                  =========                   =========

      Transactions in Class A and Class C Shares of the Fund during the year ended September 30, 1998 and Class B Shares from February 2, 1998 (commencement of Class B Shares) to September 30, 1998, were as follows:

                                                   A SHARES                   B SHARES                    C SHARES
                                           ------------------------   ------------------------    ------------------------
        FOR THE YEAR ENDED                  SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
        SEPTEMBER 30, 1998                 ---------    -----------   ---------    -----------    ---------    -----------
        Shares sold......................    185,461    $ 1,724,681      13,028    $   121,126      474,667    $ 4,432,949
        Shares issued on reinvestment of
          distributions..................     67,011        619,953          60            561        7,594         70,281
        Shares redeemed..................   (476,959)    (4,427,313)         --             --      (51,875)      (480,337)
                                           ---------    -----------   ---------    -----------    ---------    -----------
        Net increase (decrease)..........   (224,487)   $(2,082,679)     13,088    $   121,687      430,386    $ 4,022,893
                                                        ===========                ===========                 ===========
        Shares outstanding:
          Beginning of year..............  1,527,676                         --                      88,198
                                           ---------                  ---------                   ---------
          End of year....................  1,303,189                     13,088                     518,584
                                           =========                  =========                   =========

      HIGH YIELD BOND FUND

      Transactions in Class A, B and C Shares of the Fund during the six month period ended March 31, 1999, were as follows:

                                                    A SHARES                  B SHARES                    C SHARES
                                            ------------------------   -----------------------    ------------------------
        FOR THE PERIOD ENDED                 SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
        MARCH 31, 1999 (UNAUDITED)          ---------    -----------   ---------    ----------    ---------    -----------
        Shares sold.......................    288,580    $ 2,790,643     134,042    $1,297,239      207,418    $ 2,005,427
        Shares issued on reinvestment of
          distributions...................    119,200      1,151,107       3,945        37,969       45,557        438,140
        Shares redeemed...................   (517,776)    (5,006,201)    (29,839)     (286,540)    (187,736)    (1,816,350)
                                            ---------    -----------   ---------    ----------    ---------    -----------
        Net increase (decrease)...........   (109,996)   $(1,064,451)    108,148    $1,048,668       65,239    $   627,217
                                                         ===========                ==========                 ===========
        Shares outstanding:
          Beginning of period.............  4,080,524                    183,506                  1,346,424
                                            ---------                  ---------                  ---------
          End of period...................  3,970,528                    291,654                  1,411,663
                                            =========                  =========                  =========

      Transactions in Class A and Class C Shares of the Fund during the year ended September 30, 1998 and Class B Shares from February 2, 1998 (commencement of Class B Shares) to September 30, 1998, were as follows:

                                                   A SHARES                   B SHARES                    C SHARES
                                           ------------------------   ------------------------    ------------------------
        FOR THE YEAR ENDED                  SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
        SEPTEMBER 30, 1998                 ---------    -----------   ---------    -----------    ---------    -----------
        Shares sold......................    787,959    $ 8,314,882     196,020    $ 2,056,707      607,408    $ 6,390,589
        Shares issued on reinvestment of
          distributions..................    234,628      2,462,134       2,626         27,135       86,303        901,721
        Shares redeemed..................   (854,815)    (8,945,724)    (15,140)      (157,348)    (547,574)    (5,716,430)
                                           ---------    -----------   ---------    -----------    ---------    -----------
        Net increase.....................    167,772    $ 1,831,292     183,506    $ 1,926,494      146,137    $ 1,575,880
                                                        ===========                ===========                 ===========
        Shares outstanding:
          Beginning of year..............  3,912,752                         --                   1,200,287
                                           ---------                  ---------                   ---------
          End of year....................  4,080,524                    183,506                   1,346,424
                                           =========                  =========                   =========

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 3:
      PURCHASES AND SALES OF SECURITIES. For the six month period ended March 31, 1999, purchases, sales and paydowns of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

                                                           U.S. GOVERNMENT SECURITIES                    OTHER
                                                    ----------------------------------------   --------------------------
                                                     PURCHASES        SALES        PAYDOWNS     PURCHASES        SALES
                                                    -----------    -----------    ----------   -----------    -----------
        Intermediate Government Fund..............  $14,844,017    $16,340,922    $1,013,873            --             --
        High Yield Bond Fund......................           --             --            --   $12,893,255    $12,451,243

Note 4:
      MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the "Manager"), the Intermediate Government Fund agrees to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund's average daily net assets, computed daily and payable monthly. For the High Yield Bond Fund the management fee is 0.60% on the first $100,000,000 and 0.50% of any excess over $100,000,000 of net assets. Pursuant to the current registration statement, the Manager will waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceed that Fund's average daily net assets attributable to that class for the 1999 fiscal year as follows:

                                                                      CLASS A    CLASS B AND CLASS C
                                                                      -------    -------------------
        Intermediate Government Fund................................   0.95%            1.20%
        High Yield Bond Fund........................................   1.25%            1.70%

      Under this agreement, management fees of $39,454 were waived and $32,989 of expenses were reimbursed for the Intermediate Government Fund and management fees of $32,617 were waived in the High Yield Bond Fund for the six month period ended March 31, 1999. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ended September 30, 2001, the Funds may be required to pay the Manager a portion or all of the waived management fees. In addition, the Funds may be required to pay the Manager a portion or all of the management fees waived in fiscal 1997 and 1998 if total Fund expenses fall below the annual expense limitations before the end of the year ending September 30, 1999 and 2000, respectively.

      Effective February 1, 1996 and reaffirmed on February 23, 1998, the Manager entered into an agreement with Salomon Brothers Asset Management Inc. (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the High Yield Bond Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the six month period ended March 31, 1999 the Manager paid $80,897 for subadviser fees.

      The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Intermediate Government Fund and High Yield Bond Fund. The amount payable to the Manager for such expenses as of March 31, 1999 was $3,150 and $10,200, respectively. In addition, the Manager performs Fund accounting services and charged $18,150 and $25,790 during the current period of which $8,400 and $12,645 was payable as of March 31, 1999, respectively.

      Raymond James & Associates, Inc. (the "Distributor") has advised the Trust that the Intermediate Government Fund received $9,117 in front-end sales charges for Class A Shares and $519 in contingent deferred sales charges for Class C Shares for the six month period ended March 31, 1999. The High Yield Bond Fund received $29,270 in front-end sales charges for Class A Shares, $789 in contingent deferred sales charges for Class B Shares and $1,244 in contingent deferred sales charges for Class C Shares for the six month period ended March 31, 1999. From these fees, the Distributor paid sales commissions to salespersons and incurred other distribution costs.

      Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee up to .35% of the average daily net assets for Class A Shares. Under the Class B and Class C Distribution Plan, the Trust may pay the Distributor a fee of up to .60% for the Intermediate Government Fund and up to .80% for the High Yield Bond Fund of the average daily net assets for Class B and Class C Shares. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

      Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Capital Appreciation Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that also are advised by the Manager of the Trust (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each of the Heritage mutual funds.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 5:
      FEDERAL INCOME TAXES. For the year ended September 30, 1998, to reflect reclassifications arising from permanent book/tax differences primarily due to paydown losses and market discount, respectively, the Funds made the following adjustments:

         INTERMEDIATE GOVERNMENT FUND
         For the year ended September 30, 1998, the Fund had a net tax basis capital loss carryforwards of $7,095,646, which may be applied against any realized net taxable gains until their expiration dates of September 30, 2001 ($237,373), September 30, 2002 ($3,838,721),
         September 30, 2003 ($2,492,779) and September 30, 2004 ($526,773). The
         Fund utilized $150,698 of net tax basis capital losses during the year against net realized gains from investment transactions.

         HIGH YIELD BOND FUND
         The Fund credited undistributed net investment income and charged accumulated net realized gain $44,735 in the year ended 1998. The Fund utilized $716,301 of net tax basis capital losses during the year against net realized gains from investment transactions.

HERITAGE FAMILY OF FUNDS (TM)
From Our Family to Yours: The Intelligent Creation of Wealth.

HERITAGE GROWTH FUNDS
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Growth
International
Mid Cap
Small Cap
Value Equity

HERITAGE BOND FUNDS
High Yield
Intermediate Government

HERITAGE MONEY MARKET FUNDS
Money Market
Municipal Money Market

We are pleased that many of you are also investors in these funds.   For
information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Income Trust-Intermediate Government Fund and Heritage Income Trust-High Yield Bond Fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C)1999 Heritage Asset Management, Inc.

5M AR5321 SINL 3/99 [RECYCLE LOGO]


[HERITAGE LOGO]   Heritage Income Trust
                  P.O. Box 33022
                  St. Petersburg, FL 33733
----------------------------------------------------------------
        Address Change Requested

                                     [U.S.
                                   GOVERNMENT
                               INCOME FUND LOGO]

                                   [PHOTO]

         From Our Family to Yours: The Intelligent Creation of Wealth.






                                 ANNUAL REPORT

                           and Investment Performance
                           Review for the Year Ended
                                October 31, 1998


                                [HERITAGE LOGO]
                                ---------------
                                U.S. GOVERNMENT
                                INCOME FUND(TM)
                                ---------------



[HERITAGE LOGO and ADDRESS]

HERITAGE FAMILY OF FUNDS (TM)
From Our Family to Yours:
The Intelligent Creation of Wealth.

HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market
HERITAGE BOND FUNDS
Intermediate Government
High Yield
HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Growth
International
Mid Cap
Small Cap
Value Equity
This report is for the information of shareholders of Heritage U.S. Government Income Fund. New York Stock Exchange Symbol: HGA. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
5M 10/98 (Recycle Logo) Printed on recycled paper
AR5314-HG

                                                                December 4, 1998

Dear Fellow Shareholders:

     For the fiscal year ended October 31, 1998, the Heritage U.S. Government Income Fund (the "Fund") returned +9.39% on net asset value (NAV) and +2.37% on market value. This compares to the Lehman Government/Corporate and Intermediate Government/Corporate Indices which returned +10.28% and +9.12%, respectively for the same period.

     The fiscal year witnessed a significant drop in bond yields. The following table shows the magnitude of the decline in yields over the fiscal year.

                                                      10/31/97    10/31/98    CHANGE
                                                      --------    --------    -------
3 month.............................................   5.194%      4.323%     -0.8711%
6 month.............................................   5.305%      4.349%     -0.9560%
1 year..............................................   5.347%      4.176%     -1.1709%
2 year..............................................   5.608%      4.107%     -1.5009%
5 year..............................................   5.717%      4.233%     -1.4846%
10 year.............................................   5.833%      4.603%     -1.2301%
30 year.............................................   6.154%      5.150%     -1.0046%

Source: Yields and change: Bloomberg

     Unfortunately, the point-to-point nature of the table masks some very significant volatility in terms of both yields and prices.

     During the fiscal year a number of factors came together that were very positive for the U.S. Treasury market. The primary factor influencing the move toward lower yields was the lack of inflationary pressures in our economy. After more than eight years of expansion, the U.S. economy continued to grow at a moderate rate. Inflation, which traditionally rises during the later stages of an economic expansion, continued to decline with the Consumer Price Index showing only a 1.5% gain through October. The Producer Price Index (a measure of wholesale prices) declined by 0.7% for the twelve months ended in October. Increased productivity, falling import prices, and plunging commodity prices were the main reasons for this beneficial trend in inflation.

     As the year progressed, it became more evident that the problems of Asia, notably Japan, were mounting, These pressures spread through the developing nations of the world causing currencies to fall against the U.S. dollar. This reduced import prices and helped contain domestic inflation. Falling commodity prices, particularly oil and other energy related products along with agricultural products also reduced upward pricing pressures. All of these factors led investors to flee foreign markets, both equity and debt, to seek the safety of U.S. Government bonds. The flight to quality brought the benchmark thirty-year Treasury bond yield to below 5.00% for a short period of time.

     The flight to quality and the concomitant sell-off of other sectors of the fixed income markets such as high yield bonds, corporate bonds, mortgage securities and even U.S. Agency issues, led to a dramatic widening of yield spreads. The substantially higher yields along with massive losses suffered on the part of highly levered institutions caused the onset of a credit crisis in which the cost of financing became prohibitively high for all but the highest quality institutions. This dangerous situation threatened the longevity of the economic expansion and caused the Federal Reserve to ease credit a total of 75 basis points on the Federal Funds Rate and 50 basis points on the Discount Rate in three steps. These moves restored confidence and at least temporarily averted a major credit disruption. The flight to quality was reversed and U.S. Treasury yields rose as investors sold these issues in favor of the sectors they had earlier forsaken. This caused the yield on the benchmark long Treasury bond to reach a yield of 5.38% before retreating to 5.04% at the time of this writing.

     Treasuries performed better than any other sector of the bond markets over the year. The Fund maintained a higher than normal Treasury position throughout most of the year, minimizing exposure to structured mortgage securities preferring instead to emphasize Government National Mortgage Association, Federal National Mortgage Association and, Federal Home Loan Mortgage Corporation Pass-through securities and Treasury issues. This benefited the Fund's performance over the year. In hindsight, which we find nearly perfect, we would have enhanced NAV performance had we further reduced our mortgage positions and even more heavily emphasized Treasury securities.

     During the fiscal year, the yield curve continued to flatten substantially. The yield advantage between the Ten-Year Treasury yield and 1-month reverse repurchase agreements (a proxy for financing rates) fell from an already narrow +30 basis points to -35 basis points at the end of the fiscal year. This dramatic inversion (borrowing rates higher than lending rates) limited the income production available from leveraged strategies and resulted in reductions of the Fund's monthly dividend during the year.

     Our market outlook continues to be quite positive longer term. Our portfolio remains slightly longer than our index and we look forward to another rewarding year.

     Thank you for your continued confidence in the Fund. We look forward to reporting to you again at the end of the Fund's semi-annual period next year.


Sincerely,                                     Sincerely,
/s/ STEPHEN G. HILL                            /s/ H. PETER WALLACE
----------------------------                   ---------------------------
    Stephen G. Hill                                H. Peter Wallace
    President                                      Portfolio Manager

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

     PRINCIPAL                                                                      MATURITY     MARKET
       AMOUNT                                                                         DATE       VALUE
     ---------                                                                      --------  ------------
U.S. GOVERNMENT AND AGENCY SECURITIES--97.7%(A)
  U.S. TREASURIES--57.3%(A)
          $1,000,000  U.S. Treasury Notes, 4.5%...................................  09/30/00  $  1,005,000
           1,000,000  U.S. Treasury Notes, 5.375%.................................  02/15/01     1,022,500
           3,000,000  U.S. Treasury Notes, 5.625%.................................  05/15/01     3,099,375
           2,000,000  U.S. Treasury Notes, 5.5%...................................  02/28/03     2,088,750
           3,000,000  U.S. Treasury Notes, 5.5%...................................  03/31/03     3,139,689
           2,000,000  U.S. Treasury Notes, 5.375%.................................  06/30/03     2,088,750
           1,000,000  U.S. Treasury Notes, 5.25%..................................  08/15/03     1,043,438
           2,000,000  U.S. Treasury Notes, 5.5%...................................  02/15/08     2,135,000
           2,000,000  U.S. Treasury Bonds 6.125%..................................  11/15/27     2,249,376
           4,000,000  U.S. Treasury Bonds, 5.5%...................................  08/15/28     4,211,252
                                                                                              ------------
                      Total U.S. Treasuries (cost $21,395,078)....................              22,083,130
                                                                                              ------------
  U.S. GOVERNMENT AGENCIES--40.4%(A)
   FEDERAL HOME LOAN MORTGAGE CORPORATION--8.5%
           3,000,000  REMIC, 10.0%, 1378 H, PAC(c)................................  01/15/21     3,264,390
                                                                                              ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION--12.6%
           1,000,000  Medium Term Note, 6.21%.....................................  11/07/07     1,059,189
             271,199  REMIC, 9.67%, 1990-96 E, SEQ................................  01/25/17       275,956
           2,000,000  REMIC, 8.5%, 1992-65 K, PAC(c)..............................  05/25/21     2,068,344
           1,435,276  Pool #394212, 30 year Pass-Through, 7.5%(c).................  07/01/27     1,471,806
                                                                                              ------------
                                                                                                 4,875,295
                                                                                              ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--19.3%
           2,000,000  REMIC, 7.0%, 1996-16 G, SEQ.................................  04/16/22     2,009,380
           3,705,721  Pool #415688, 30 year Pass-Through, 7.5%(c).................  11/15/25     3,818,280
           1,554,559  Pool #442741, 30 year Pass-Through, 7.5%(c).................  03/15/27     1,602,005
                                                                                              ------------
                                                                                                 7,429,665
                                                                                              ------------
                      Total U.S. Government Agencies (cost $15,487,033)...........              15,569,350
                                                                                              ------------
                      Total U.S. Government and Agency Securities (cost
                         $36,882,111).............................................              37,652,480
                                                                                              ------------
PRIVATE ISSUE MORTGAGE SECURITIES--0.3%(A)
  PRIVATE ISSUE MORTGAGE SECURITIES--0.3%
             118,648  Kidder Peabody Mortgage Asset Trust, 8.94%..................  04/01/19       118,539
                                                                                              ------------
                      Total Private Issue Mortgage Securities (cost $122,578).....                 118,539
                                                                                              ------------
REPURCHASE AGREEMENT--1.7%(A)
Repurchase Agreement with State Street Bank and Trust Company, dated October 30,
1998 @ 5.3% to be repurchased on November 2, 1998 at $644,284, collateralized by
$635,000 United States Treasury Note, 5.375% due June 30, 2000, (market value
$658,023 including interest) (cost $644,000)......................................                 644,000
                                                                                              ------------
TOTAL INVESTMENT PORTFOLIO (COST $37,648,689)(B), 99.7%(A)........................              38,415,019
OTHER ASSETS AND LIABILITIES, NET 0.3%, (A).......................................                  96,757
                                                                                              ------------
NET ASSETS, 100.0%................................................................            $ 38,511,776
                                                                                              ============

---------------

(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $766,330, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $929,926 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $163,596.
(c) Some or all of these securities are segregated in connection with mortgage dollar rolls.
PAC--Planned Amortization Class
REMIC--Real Estate Mortgage Investment Conduit
SEQ--Sequential Pay Class

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $37,648,689)
  (Note 1)..................................................                 $38,415,019
Cash........................................................                         416
Receivables:
  Interest..................................................                     426,490
Prepaid insurance...........................................                       4,892
Other.......................................................                         611
                                                                             -----------
        Total assets........................................                  38,847,428

Liabilities
Payables (Note 4):
  Investments purchased, delayed delivery, net (Note 1).....  $   249,219
  Accrued management fee....................................       23,354
  Accrued administrative fee................................        4,924
  Other accrued expenses....................................       58,155
                                                              -----------
        Total liabilities...................................                     335,652
                                                                             -----------
Net assets, at market value.................................                 $38,511,776
                                                                             ===========
Net Assets
Net assets consist of:
  Paid-in capital (Note 1)..................................                 $43,452,222
  Accumulated net realized loss on investments (Note 1).....                  (5,706,776)
  Net unrealized appreciation on investments................                     766,330
                                                                             -----------
Net assets, at market value.................................                 $38,511,776
                                                                             ===========
Net asset value per share ($38,511,776 divided by 3,115,471
  shares of beneficial interest outstanding, no par value)
  (Notes 1 and 2)...........................................                      $12.36
                                                                                  ======


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
  Interest (includes mortgage dollar roll income of
    $474,218)...............................................              $3,008,161

Expenses (Notes 1 and 4):
  Management fee............................................  $209,543
  Administrative fee........................................    56,609
  Custodian/Fund accounting fees............................    43,558
  Legal fees................................................    30,563
  Interest expense..........................................    26,827
  Reports to shareholders...................................    23,437
  Shareholder servicing.....................................    21,758
  Auditing fees.............................................    21,685
  NYSE fees.................................................    16,170
  Trustees' fees and expenses...............................     7,809
  Organization costs........................................     7,322
  Insurance expense.........................................     4,036
  Other.....................................................       797
                                                              --------
        Total expenses before waiver........................   470,114
        Fees waived by Manager (Note 4).....................   (65,892)      404,222
                                                              --------    ----------
Net investment income.......................................               2,603,939
                                                                          ----------
Realized and Unrealized Gain on Investments
Net realized gain from investment transactions..............                 393,538
Net increase in unrealized appreciation of investments
  during the year...........................................                 382,990
                                                                          ----------
        Net gain on investments.............................                 776,528
                                                                          ----------
Net increase in net assets resulting from operations........              $3,380,467
                                                                          ==========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEARS ENDED
                                                              ------------------------------------
                                                              OCTOBER 31, 1998    OCTOBER 31, 1997
                                                              ----------------    ----------------
Increase (decrease) in net assets:
Operations:
  Net investment income.....................................    $ 2,603,939         $ 3,108,630
  Net realized gain (loss) from investment transactions.....        393,538            (379,007)
  Net increase in unrealized appreciation of investments and
    futures during the year.................................        382,990             264,998
                                                                -----------         -----------
  Net increase in net assets resulting from operations......      3,380,467           2,994,621
Distribution to shareholders from:
  Net investment income ($0.84 and $0.99 per share,
    respectively)...........................................     (2,616,783)         (3,110,485)
  Tax return of capital ($0.02 per share)...................             --             (48,409)
                                                                -----------         -----------
        Total distribution..................................     (2,616,783)         (3,158,894)
                                                                -----------         -----------
Increase (decrease) in net assets...........................        763,684            (164,273)
Net assets, beginning of year...............................     37,748,092          37,912,365
                                                                -----------         -----------
Net assets, end of year.....................................    $38,511,776         $37,748,092
                                                                ===========         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash used from reverse repurchase transactions, net.......    $ (6,415,321)
  Dividends and distributions paid in cash..................      (2,616,783)
  Proceeds from disposition of mortgage dollar rolls, net...       9,652,344
                                                                ------------
    Cash provided by financing activities...................         620,240
                                                                ------------
CASH PROVIDED (USED) BY OPERATIONS:
  Net investment income.....................................       2,603,939
  Increase in accrued expenses..............................          15,156
  Decrease in interest receivable...........................          75,138
  Decrease in investments payable/receivable, net...........      (9,766,166)
  Proceeds from disposition of portfolio securities.........      85,828,808
  Sale of short term securities, net........................         566,000
  Purchase of portfolio securities..........................     (79,942,813)
                                                                ------------
    Cash used by operations.................................        (619,938)
                                                                ------------
NET INCREASE IN CASH........................................             302

CASH AT BEGINNING OF YEAR...................................             114
                                                                ------------
CASH AT END OF YEAR.........................................    $        416
                                                                ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       FOR THE YEARS ENDED OCTOBER 31,
                                                              --------------------------------------------------
                                                               1998       1997       1996       1995      1994+
                                                              ------    --------    -------    ------    -------
NET ASSET VALUE, BEGINNING OF THE YEAR......................  $12.12    $  12.17    $ 12.59    $11.99    $ 14.02*
                                                              ------    --------    -------    ------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)..................................     .84         .99       1.07      1.17        .98
  Net realized and unrealized gain (loss) on investments....     .24        (.03)      (.43)      .59      (2.04)
                                                              ------    --------    -------    ------    -------
  Total income from investment operations...................    1.08         .96        .64      1.76      (1.06)
                                                              ------    --------    -------    ------    -------
LESS DISTRIBUTIONS:
  Dividends from net investment income......................    (.84)       (.99)     (1.06)    (1.15)     (0.91)
  Distributions in excess of net investment income..........      --          --         --        --      (0.02)
  Tax return of capital.....................................      --        (.02)        --      (.01)     (0.04)
                                                              ------    --------    -------    ------    -------
  Total distributions.......................................    (.84)      (1.01)     (1.06)    (1.16)     (0.97)
                                                              ------    --------    -------    ------    -------
NET ASSET VALUE, END OF YEAR................................  $12.36    $  12.12    $ 12.17    $12.59    $ 11.99
                                                              ======    ========    =======    ======    =======
MARKET VALUE, END OF YEAR...................................  $10.50    $11.0625    $11.125    $11.75    $11.375
                                                              ======    ========    =======    ======    =======
TOTAL RETURN:
  Per share market value(c).................................    2.37%       8.61%      3.94%    13.87%    (18.20%)(b)
  Per share net asset value(c)..............................    9.39%       8.44%      5.41%    15.78%     (7.75%)(b)

RATIOS AND SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average daily net
    assets (excluding interest)(a)..........................    1.00%       1.00%      1.00%     1.00%      1.00%(d)
  Ratio of net investment income to average daily net
    assets..................................................    6.90%       8.37%      8.70%     9.57%      7.99%(d)
  Portfolio turnover rate...................................     161%         62%        47%      150%       163%(d)
  Net assets, end of year ($ millions)......................      39          38         38        39         37

---------------

 + For the period November 19, 1993 (commencement of operations) to October 31, 1994.
 * Beginning per share amount reflects $15.00, initial public offering price, net of underwriting discounts and offering costs ($.98).
(a) Excludes management fees waived by the Manager of $.02, $.03, $.03, $.04 and $.02 per share, respectively. The operating expense ratio (excluding interest expense) including such items would be 1.18%, 1.28%, 1.27%, 1.36% and 1.21% (annualized), respectively.
(b) Return since inception, does not include offering costs and is not annualized.
(c) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period and assumes dividend distributions were reinvested. Per share net asset value return percentage is not an indication of the performance of a shareholder's investment in the Fund due to differences between the market price of the stock and the net asset value of the Fund during the period.
(d) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage U.S. Government Income Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income and its secondary investment objective is capital appreciation. The Fund will seek to achieve these objectives through the active management of a portfolio composed primarily of mortgage-related securities and mortgages. The Fund normally will invest a minimum of 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

        Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers who utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short-term investments having a maturity of 60 days or less are valued at cost, which when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Reverse Repurchase Agreements: The Fund may borrow by entering into reverse repurchase agreements whereby the Fund sells securities and agrees to repurchase them at a mutually agreed price. Reverse repurchase agreements may be used for leverage purposes as permitted by the prospectus. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked to market daily, having a value no less than the repurchase price (including accrued interest).

        Forward Commitments and When-Issued Securities: Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

        Mortgage Dollar Rolls: The Fund may enter into mortgage dollar rolls principally in to be announced (TBA) securities, in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund accounts for such dollar rolls as a financing transaction and receives compensation as consideration for entering into the commitment to repurchase.

        The compensation is recorded and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at cash renewal without physical delivery of the securities subject to the contract. If the fund enters into closing transactions before the end of the fee roll period, the Fund will accelerate the unamortized portion of the fee.

        Futures Contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into futures contracts, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Upon closing of the contract, the Fund will realize for financial reporting purposes, a gain or loss equal to the difference between the value of the futures contract opened and the futures contract closed. The Fund may be subject to certain risks upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income taxes.

        Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        Statement of Cash Flows: Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 1998.

        Other: For the purpose of these financial statements, investment security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

Note 2: FUND SHARES. There was no Fund share activity for the years ended October 31, 1998 and 1997. Shares outstanding remain at 3,115,471.

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended October 31, 1998, purchases, sales and paydowns of U.S. Government securities (excluding short-term investments and mortgage dollar roll transactions) aggregated $79,942,813, $82,428,079 and $3,400,729, respectively. Purchases and sales including mortgage dollar roll transactions aggregated $763,637,500 and $773,289,844, respectively.

Note 4: MANAGEMENT, ADMINISTRATIVE, AND TRUSTEES' FEES. Under the Fund's Investment Advisory Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a monthly fee of 0.01667% of average weekly net assets for the preceding period (approximately .20% per annum) plus a fee equal to 4.5% of gross weekly income, computed daily and payable monthly. Under the Fund's Administration Agreement, the Fund will pay the Manager a monthly fee of 0.0125% of average weekly net assets for the preceding period (approximately .15% per annum). The Manager voluntarily reduces such fees in any year to the extent that operating expenses (excluding interest and taxes) of the Fund exceed 1.00% on an annual basis of the Fund's average daily net assets. Under this agreement, management fees of $65,892 were waived for the year ended October 31, 1998. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending October 31, 2000, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived of $102,111 for the year ended October 31, 1997, if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 1999.

        The Manager also performs Fund Accounting services and charged the Fund $32,548 during the period of which $11,300 was payable as of October 31, 1998.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage Series Trust, open-end investment companies that are also advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $8,666, an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES. For the year ended October 31, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to paydown income and market discount, the Fund credited accumulated net realized loss on investments $12,843 and undistributed net investment loss $3,126 and debited paid-in capital $15,969. As of October 31, 1998, the fund has net tax basis capital loss carryforwards of $5,632,684 that may be applied against any realized net taxable gains until the expiration dates of October 31, 2002 ($3,600,470), October 31, 2003 ($1,211,069), October 31, 2004 ($446,153) and October 31, 2005
        ($374,992). The Fund utilized $467,630 of capital loss carryforwards during the current year against net realized gains from investment transactions.

Note 6: PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS. The Fund may enter into reverse repurchase agreements to raise cash without liquidating any portfolio securities. Reverse repurchase agreements involve the risk that the market value of

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.

        The Fund may enter into mortgage dollar roll agreements in order to hedge against anticipated changes in interest rates and prices and to enhance the Fund's yield. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place on a later date. There is always a risk that securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

        In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

--------------------------------------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Heritage U.S. Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Heritage U.S. Government Income Fund (the "Fund") at October 31, 1998, the results of each of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
December 17, 1998

                            HERITAGE U.S. GOVERNMENT
                                  INCOME FUND
                           DIVIDEND REINVESTMENT PLAN

     1. State Street Bank and Trust Company (the "Plan Agent") will act as agent for each shareholder of Heritage U.S. Government Income Fund (the "Fund") who has not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan (the "Plan") in the same name in which such Participant's shares of beneficial interest in the Fund (the "Shares") are registered, and, beginning with the second distribution, will put into effect for such Participant the dividend reinvestment option of the Plan as of the record date for such dividend or capital gains distribution.

     2. Whenever the Fund declares an income dividend or a capital gains distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional shares, including fractional shares acquired by the Plan Agent and credited to each Participant's account. The Plan Agent, as agent for each Participant, will receive the dividend or distribution on each Participant's Shares and apply the same (net of pro rata brokerage commissions, if applicable) to each participant's account. Commencing not more than five business days before the dividend payment date, purchases of the Shares will be made by the Plan Agent for the Plan to satisfy reinvestments under the Plan, provided that such purchases on or before the dividend payment date may be made on the New York Stock Exchange ("NYSE") or elsewhere only at times when the price of the Shares on the NYSE plus commissions is less than a 5% premium over the Fund's most recently calculated net asset value per Share. If, at the close of business on the dividend payment date, the Shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Plan Agent, on behalf of the participants in the Plan, will accept payment in the dividend, or the remaining portion thereof, in authorized but unissued Shares of the Fund. Such Shares will be issued at a per share price equal to the higher of (a) the net asset value per Share as of the close of business on the payment date or (b) 95% of the closing market price per Share on the payment date. All dividends, distributions and other payments (whether made in cash or in Shares) shall be made net of any applicable withholding tax.

     3. Open market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' Funds held by the Plan Agent uninvested will not bear interest, and it is understood that the Plan Agent shall have no liability in connection with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for a Participant's account. For the purposes of cash investments, the Plan Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as agent shall be the price per share allocable to each Participant in connection therewith.

     4. The Plan Agent may hold Shares acquired pursuant to the Plan in non-certificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for such Participant only in accordance with the proxy returned by such Participant to the Fund. Upon a Participant's written request, the Plan Agent will deliver to such Participant, without charge, a certificate or certificates for some or all of the whole Shares held in the Participant's account under the Plan.

     5. The Plan Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have undivided fractional interests (computed to three decimal places) in a Share, no certificates for a fractional Share shall be issued. However, dividends and distributions on fractional Shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value per share of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

     6. Any stock dividends or split shares distributed by the Fund on Shares held by the Plan Agent for a Participant will be credited to such Participant's account. In the event that the Fund makes available to its Shareholders rights to purchase additional Shares or other securities, the Shares held for a participant under the Plan will be added to other such Shares held by such Participant in calculating the number of rights to be issued to such Participant.

     7. The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

     8. Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution payment date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to such Participant (or if the Shares are not then in certificated form, will cause such shares to be transferred to Participant) without charge.

     9. The terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant's account, all dividends and distributions payable on the Common Stock held in such Participant's name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

     10. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Agreement and to comply with applicable law, but it assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith or willful misconduct or that of the Plan Agent's employees.

     11. The terms and conditions of the Plan shall be governed by the laws of the State of Massachusetts.

HERITAGE U.S. GOVERNMENT INCOME FUND is a member of the Heritage family of mutual funds. Other investment alternatives available to you from Heritage include:

            [ ]   HERITAGE CASH TRUST
                       MONEY MARKET FUND
                       MUNICIPAL MONEY MARKET FUND
            [ ]   HERITAGE CAPITAL APPRECIATION TRUST
            [ ]   HERITAGE INCOME-GROWTH TRUST
            [ ]   HERITAGE INCOME TRUST
                       HIGH YIELD BOND FUND
                       INTERMEDIATE GOVERNMENT FUND
            [ ]   HERITAGE SERIES TRUST
                       AGGRESSIVE GROWTH FUND
                       EAGLE INTERNATIONAL EQUITY PORTFOLIO
                       GROWTH EQUITY FUND
                       MID CAP GROWTH FUND
                       SMALL CAP STOCK FUND
                       VALUE EQUITY FUND

We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.